AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2019.

FILE NO. 033-59541

811-03072-01

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 35	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 845	☒

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

(Name of Depositor)

1 GRIFFIN ROAD NORTH

WINDSOR, CT 06095

(Address of Depositor’s Principal Offices)

(860) 547-4390

(Depositor’s Telephone Number, Including Area Code)

CHRISTOPHER M. GRINNELL

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

It is proposed that this filing will become effective:

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☒          on May 1, 2019 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐            on          pursuant to paragraph (a)(1) of Rule 485

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A

Group Variable Annuity Contracts For Section 403(b) or 408 Plans Issued by Talcott Resolution Life Insurance Company Separate Account Two Administered by Massachusetts Mutual Life Insurance Company
This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in (a) annuity purchase plans adopted according to section 403(b) of the Internal Revenue Code by public school systems and certain tax-exempt organizations described in section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and (c) Individual Retirement Annuity plans adopted according to section 408 of the Code.
We hold Contributions in a Separate Account that is known as Talcott Resolution Life Insurance Company Separate Account Two during the period before Annuity payouts start and during the period after Annuity payouts start.
The Contracts may contain a General Account option. The General Account option may contain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
We allocate the Contributions to the “Sub-Accounts” as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
The underlying Funds are listed below:
●
American Century VP Capital Appreciation Fund — Class I

●
BlackRock S&P 500 Index V.I. Fund — Class I Shares

●
Calvert VP SRI Balanced Portfolio — Class I

●
Fidelity® VIP Asset Manager Portfolio — Initial Class

●
Fidelity® VIP Contrafund® Portfolio — Initial Class

●
Fidelity® VIP Growth Portfolio — Initial Class

●
Fidelity® VIP Overseas Portfolio — Initial Class

●
Hartford Balanced HLS Fund — Class IA

●
Hartford Capital Appreciation HLS Fund — Class IA

●
Hartford Dividend and Growth HLS Fund — Class IA

●
Hartford International Opportunities HLS Fund — Class IA

●
Hartford Stock HLS Fund — Class IA

●
Hartford Total Return Bond HLS Fund — Class IA

●
Hartford Ultrashort Bond HLS Fund — Class IA

●
Hartford U.S. Government Securities HLS Fund — Class IA

For more information on the underlying Funds see the section entitled “The Funds”
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and, like this Prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
Beginning January 1, 2021, we will no longer send you paper copies of underlying mutual fund shareholder reports (“Reports”) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 800-258-4511. Your election to receive the Reports in paper will apply to all underlying mutual funds available under your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action.
This group variable annuity contract IS NOT:
♦
A bank deposit or obligation

♦
Federally insured

♦
Endorsed by any bank or governmental agency

Prospectus Dated: May 1, 2019
Statement of Additional Information Dated: May 1, 2019
2

3

GLOSSARY OF SPECIAL TERMS
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Administrative Office: Our overnight mailing address is: 100 Bright Meadow Blvd., Enfield, CT 06082-1981. Our standard mailing address is: MassMutual U.S. Workplace Solutions, P.O. Box 1583, Hartford, Connecticut 06144-1583.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit:  A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Talcott Resolution, we or us: Talcott Resolution Life Insurance Company.
Individual Retirement Annuity: An Annuity Contract purchased or sponsored by an Employer on behalf of its employees that provides for special tax treatment under section 408 of the Code.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under the Contract.
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Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax:  A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Tax Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
5

FEE TABLE
The following tables describe the fees and expenses that a Contract Owner will pay when purchasing, owning and surrendering the Contract or, if you are a Participant, when opening, holding and surrendering a Participant Account under the Contract. In addition to the fees described below, the Contract Owner may direct us to deduct additional fees for certain plan related expenses (See “Plan Related Expenses” under the section entitled “Contract Charges”).
If you are a Contract Owner, this table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. If you are a Participant, this table describes the fees and expenses that you will pay at the time that you open a Participant Account or surrender a Participant Account under the Contract. Charges for state Premium Taxes may also be deducted when you contribute to the Contract, upon Surrender or when we start to make Annuity payouts.
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of premium payments).	None
Transfer Fee(1)	$5
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)(2)
During the First Year through Fifth Year	5%
During the Sixth Year	4%
During the Seventh Year	3%
During the Eighth Year	2%
During the Ninth Year	1%
During the Tenth Year and thereafter	0%
Loan Set-Up Fee(3)	$25
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.
Loan Administration Fee(3)(4)*	$25
Annual Maintenance Fee(5)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Mortality and Expense Risk and Administrative Charge	1.25%
Total Separate Account Annual Expenses	1.25%

(1)
The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.

(2)
Each Participant Account has its own Contingent Deferred Sales Charge schedule. The percentage of the Contingent Deferred Sales Charge depends on the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this Prospectus.

(3)
This is the maximum fee we would charge. (See “May I request a Loan from my Participant Account?”)

(4)
We deduct this $25 annual loan administration fee on a quarterly basis from a Participant Account. We currently waive the annual loan administration fee.

(5)
We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.

*
This fee does not include any rate of interest charged under the terms of a loan. Any interest charged in connection with a loan is deposited to your Participant Account upon repayment of your loan.

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We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also deduct a charge for Premium Taxes at the time of Surrender.
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.17%	0.89%
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EXAMPLE
These Examples below are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples reflect a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses and the highest Total Annual Fund Operating Expenses (before any fee waivers and/or expense reimbursements) of the underlying Funds. The Examples do not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. The Examples do not reflect any deduction for Contract Owner directed Plan related expenses. If a deduction for Plan related expenses applied, expenses would be higher.
The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example tables, Talcott Resolution assumes a Participant Account Value of  $10,000 to illustrate the charges that would be deducted. The Examples assume the Annual Maintenance Fee will always be deducted if the Contract or Participant Account is Surrendered. We change the Annual Maintenance Fee for a $10,000 Participant Account Value into a percentage to more easily calculate the charges. The percentage we use is 0.30%.
The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Mortality and Expense Risk and Administrative Charge	If you Surrender your Contract at the end of the applicable time period				If you annuitize at the end of the applicable time period				If you do not Surrender your Contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$710	$1,252	$1,802	$2,760	$219	$735	$1,273	$2,730	$249	$765	$1,303	$2,760
CONDENSED FINANCIAL INFORMATION

When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see “How do I know what my Participant Account is worth?”. Please refer to Appendix I for information regarding Accumulation Unit values. Accumulation Unit values may be obtained, free of charge, by calling us at 1-800-528-9009.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.massmutual.com/govnp or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
8

SUMMARY
What are the Contracts?
The Contracts are group variable annuity contracts. They are issued in connection with Employer programs allowing employee participation and special tax treatment under section 403(b) and Section 408 of the Code. We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.
What is the Accumulation Period?
During the Accumulation Period, under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this Prospectus, be invested in selected Sub-Accounts of Separate Account Two.
During the Accumulation Period, Participants may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (See “May I transfer assets between Sub-Accounts?”).
What are the sales charges under the Contract?
You do not pay a sales charge at the time Contributions are made to the Contract. We may charge you a contingent deferred sales charge (“Sales Charge”) when you partially or fully Surrender the Contract. The amount of the Sales Charge depends on the amount you choose to Surrender from your Participant Account and the number of Participant’s Contract Years that have been completed before the Surrender.
Participant’s Contract Years	Sales Charge
During the First through the Fifth Year	5%
During the Sixth Year	4%
During the Seventh Year	3%
During the Eighth Year	2%
During the Ninth Year	1%
During the Tenth Year and thereafter	0%
We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
No deduction for Sales Charges will be made in certain cases. (See “Is there ever a time when the Sales Charge does not apply?”).
What charges will I pay on an annual basis?
Mortality and Expense Risk and Administrative Charge:  For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values held in the Separate Accounts during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of Separate Account Two. The mortality and expense risk and administrative charge can be reduced (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Annual Maintenance Fee: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Is there a deduction for Premium Taxes?
We deduct Premium Taxes imposed on us by a state or other government agency. Some states collect these taxes when Contributions are made; others collect at annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from the Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0-3.5%.
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Is there a Death Benefit?
We will pay a Minimum Death Benefit if a Participant dies before the earlier of  (1) the Participant’s 65th birthday or (2) the Annuity Commencement Date. (See “Death Benefits”).
Participant Account Loans
You can request a loan from your Participant Account under certain plans. To obtain a loan, you enter into a loan agreement with MassMutual, administrator of the Contract, that describes all the terms, conditions, fees or charges of your loan. Your Employer’s plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or in all Contracts, or may be subject to other restrictions.
Loans may be subject to a one-time set-up fee of  $25. In addition, loans may also be subject to an annual loan administration fee of  $25. We do not currently charge the annual loan administration fee.
What is the Annuity Period?
At the end of the Accumulation Period, you can allocate Contract values held, less Premium Taxes if applicable, with respect to your Participant Account to establish Annuitants’ Accounts to provide Fixed and/or Variable Annuities under the Contract. (See “Settlement Provisions”).
What Annuity Payout Options are available?
When you purchase an Annuity, you may choose one of the following Annuity payout options, or receive a lump sum payment (all annuity options may not be available in all states or Contracts):
Life Annuity where we make monthly Annuity payments for as long as the Annuitant lives.
❖
Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

Life Annuity with 120, 180 or 240 Monthly Payments Certain where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.
Unit Refund Life Annuity where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payout Option 3 for a discussion of how the remaining value is determined.
Joint and Last Survivor Annuity where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.
❖
When the Annuity is purchased, the Annuitant elects what percentage (50%, 66⅔%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

❖
It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

Payments for a Designated Period where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.
❖
This option does not involve life contingencies and does not provide any mortality guarantee.

❖
Surrenders by the Annuitant are subject to the limitations set forth in the Contract and any applicable contingent deferred sales charges.

Under any of the Annuity payout options above, except the Payments for a Designated Period option (on a variable basis), no Surrenders are permitted by the Annuitant after Annuity payouts commence.
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PERFORMANCE RELATED INFORMATION
Separate Account Two may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the Sub-Account’s inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality, expense risk, and administrative undertakings and the highest annual maintenance fee.
The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality and expense risk, and administrative undertakings and do not take into account contingent deferred sales charges or the annual maintenance fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
TALCOTT RESOLUTION INSURANCE COMPANY
Talcott Resolution Life Insurance Company (“Talcott Resolution”) is a stock life insurance company. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
THE SEPARATE ACCOUNT
The Separate Account is where we set aside and invest assets of some of our annuity contracts, including this Contract. The assets of Separate Account Two were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-II on December 31, 1987.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate
11

Account or Talcott Resolution. The Separate Account meets the definition of  “separate account” under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:
•
Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

•
Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•
Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

•
Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
THE FUNDS
The Separate Account is divided into “Sub-Accounts.” Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each underlying Fund’s prospectus. Before investing, you should carefully read each underlying Fund’s prospectus along with this Prospectus.
We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds’ expenses are more fully described in the accompanying Funds’ prospectuses and Statements of Additional Information, which may be ordered from us. The underlying Funds’ prospectuses should be read in conjunction with this Prospectus before investing.
These Funds may not be available in all States or in all Contracts.
Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
INSURANCE COMPANY DEDICATED MUTUAL FUNDS:
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund — Class I	Seeks capital growth.	American Century Investment Management, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund — Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio — Class I	Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.	Calvert Research and Management
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Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity Variable Insurance Products Funds
Fidelity® VIP Asset Manager Portfolio — Initial Class	Seeks to obtain high total return with reduced risk over the long term .	FMR Co., Inc. Sub-advised by FMR Co., Inc. and other Fidelity affiliates
Fidelity® VIP Contrafund® Portfolio — Initial Class	Seeks long-term capital appreciation.	FMR Co., Inc. Sub-advised by FMR Co., Inc. and other Fidelity affiliates
Fidelity® VIP Growth Portfolio — Initial Class	Seeks to achieve capital appreciation.	FMR Co., Inc. Sub-advised by FMR Co., Inc. and other Fidelity affiliates
Fidelity® VIP Overseas Portfolio — Initial Class	Seeks long-term growth of capital.	FMR Co., Inc. Sub-advised by FMR Co., Inc. and other Fidelity affiliates
Hartford HLS Series Fund II, Inc.
Hartford U.S. Government Securities HLS Fund — Class IA	Seeks to maximize total return while providing shareholders with a high level of current income.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund — Class IA	Seeks long-term total return.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Capital Appreciation HLS Fund — Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 1/3/2005.
Hartford Dividend and Growth HLS Fund — Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford International Opportunities HLS Fund — Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Stock HLS Fund — Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
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Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund — Class IA	Seeks a competitive total return, with income as a secondary objective.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Ultrashort Bond HLS Fund — Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Mixed and Shared Funding: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectus.
Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund’s shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•
Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;

•
Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to tell us how to vote the Fund shares held for the Contract;

•
Arrange for the handling and tallying of proxies received from Contract Owners or Participants;

•
Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and

•
Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits decrease.
Substitution, Addition or Deletion of Funds, Separate Accounts and/or Sub-Accounts: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.
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Fees and Payments Received by Talcott Resolution from the Fund Families: On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution for the services provided in respect of the Contracts. Additionally, MassMutual and its affiliates are responsible for marketing and selling the Contracts and for paying sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts. We want you to know that Talcott Resolution receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments are sometimes called “revenue sharing” payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. We receive these fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.25% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. MassMutual expects to make a profit on the amount of the fees and payments that exceed MassMutual’s own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For Example:
As one of its selected investment options in its Group Variable Annuity Contract, the Any Company Retirement Plan maintains an average balance of  $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative service fee at a rate of 0.25% of assets annually, Talcott Resolution would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of  $750 for that year due to the Plan’s investment in the Fund.
If the Plan maintained an average balance of  $100,000 in an investment option investing in a different fund during the year where that Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative services fee at a rate of  $12 per Plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Talcott Resolution would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of  $490 for that year due to the Plan’s investment in the Fund.
You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Talcott Resolution has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Talcott Resolution would decrease.
Some of the Sub-Accounts available in the Contract invest in funds that are part of our own and MassMutual affiliated family of funds. In addition to any fees and payments Talcott Resolution and MassMutual may receive with respect to those funds, one or more of our and MassMutual affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.
For information on which underlying Funds pay Talcott Resolution such fees and at what level, please visit our website at www.massmutual.com/govnp or call 1-800-528-9009. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution: MassMutual, as administrator for the Talcott Resolution Contracts, has entered into a sponsorship arrangement with the National Association of Police Organizations (“NAPO”). Under the arrangement, MassMutual pays sponsorship fees to NAPO, which allows MassMutual to advertise its retirement products and services to NAPO member organizations and individuals.
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For additional information on the amount of fees and payments made by MassMutual, as administrator for the Talcott Resolution Contracts, please call 1-800-528-9009. Written information will be provided upon request.
GENERAL ACCOUNT OPTION
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
Distributions and Transfers: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.
The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
CONTRACT CHARGES
Sales Charge: The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•
the cost of preparing sales literature,

•
commissions and other compensation paid to broker dealers and their registered representatives, and

•
other promotional and distribution related activities.

If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender.
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The percentage used to calculate the contingent deferred Sales Charge is equal to:
Participant’s Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Fifth Year	5%
During the Sixth Year	4%
During the Seventh Year	3%
During the Eighth Year	2%
During the Ninth Year	1%
During the Tenth Year and thereafter	0%
We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.
➢
Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➢
Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of  $1,052.63 made up of  $52.63 in Sales Charge plus the $1,000 you requested). The net amount of  $1,000 is paid to you.
Annual Maintenance Fee: The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Is there ever a time when the Sales Charge or Annual Maintenance Fee do not apply?
We do not deduct the Sales Charge and Annual Maintenance Fee from a Surrender from Participant’s Account under a Contract in the event of the Participant’s:
•
death,

•
disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

•
confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

•
separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59½ or older,

•
financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

•
in the event that a Participant Account is paid out under one of the available Annuity payout options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payout option 5 is subject to Sales Charges, if applicable).

Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.
If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer’s plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.
No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A “Related Participant Directed Account Option” is a separate Participant directed investment account under a Code
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section 403(b)(7) custodial account that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.
Mortality and Expense Risk and Administrative Charge: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% against all Contract values in the Sub-Accounts.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
•Mortality Risk During The Accumulation Period:  During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
•Mortality Risk during the Annuity Period: Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk We also bear an expense risk that the Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees: Loans may be subject to a one-time set-up fee of  $25. In addition, loans may also be subject to an annual loan administration fee of  $25. We do not currently charge the $25 annual loan administration fee.
Premium Taxes  We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee:  You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of  $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
Experience Rating under the Contracts: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and
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the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Mortality and Expense Risk and Administrative Charges, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.
Negotiated Charges and Fees: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds: The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds’ prospectuses.
Plan Related Expenses: We can agree with the Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
THE CONTRACTS
The Contracts Offered: The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Tax Sheltered Annuity plans adopted under section 403(b) of the Code by public school systems, certain tax-exempt organizations described in section 501(c)(3) of the Code and including employee pension plans established for employees by a state, political subdivision of a state, or an agency or instrumentality of either a state or political subdivision of a state. We can also offer the Contracts in connection with Individual Retirement Annuity plans. We issue a Contract to an Employer or to a trustee or custodian of the Employer’s plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments:  The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions:  We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.
If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.
Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly
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designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
May I cancel my certificate?
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.
May I make changes in the amounts of my Contribution?
Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.
What Happens When you Request a Sub-Account Transfer?
Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of  (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in
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(purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of  $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•
If the only transfer you make on a day is a transfer of  $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

•
If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•
Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•
Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

•
However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a bond fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.

Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of  $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
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Fund Trading Policies
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•
Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•
A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of  “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.

Possibility of Undetected abusive trading or market timing.   We may not be able to detect or prevent all abusive trading activities. For instance,
•
Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•
Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
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In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•
Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

•
Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to ⅙ of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Fraud
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our Contract Owners and Participants accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
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1.   Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2.   Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3.   Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4.   Review Your Participant Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your Participant account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:
Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries
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to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Dollar Cost Averaging: Effective July 1, 2019, the Dollar Cost Averaging program will close to new elections and enrollments. Additionally, we will discontinue the Dollar Cost Averaging program as of the close of the New York Stock Exchange on December 31, 2019. This means any existing elections under the Dollar Cost Averaging program will terminate effective as of December 31, 2019, and we will no longer process transfers to the Sub-Accounts from the General Account option or the Hartford Ultrashort Bond HLS Sub-Account under the Dollar Cost Averaging program after December 31, 2019. If, during the Accumulation Period, the portion of your Contract values held under either the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Ultrashort Bond HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Ultrashort Bond HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at semi-monthly, monthly or quarterly intervals (“transfer intervals”). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.
The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the semi-monthly, monthly or quarterly anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, either your General Account value or the value of your Accumulation Units under the Hartford Ultrashort Bond HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-528-9009 and giving us notice on our recorded telephone line.
Transfers out of the General Account Option may be subject to certain restrictions. For information regarding these restrictions, please refer to “General Account Option Transfers” under the section entitled “The Contracts”.
May I request a loan from my Participant Account?
During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, we deduct a loan set-up fee of  $25. In addition, while your loan is outstanding, we deduct a $25 annual loan administration fee from your Participant Account on a quarterly basis. We currently waive the annual loan administration fee.
When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
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How do I know what my Participant Account is worth?
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, we take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and multiplying (c) where:
(a)
is the net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

(b)
is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

(c)
is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-528-9009 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
How are the underlying Fund shares valued?
The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds’ prospectus.
DEATH BENEFITS
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
•
Death prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of  (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

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•
Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.

Calculation of the death benefit If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary(ies). During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options under Separate Account Two (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement (See “How are Contributions made to establish my Annuity Account?”).
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or receive the computed value.
SETTLEMENT PROVISIONS
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59½, b) separated from service, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59½). Distributions prior to age 59½ due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Appendix Tax — Federal Tax Considerations”).
After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:
1.
Continue the Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time in the interim, a Participant may Surrender his or her Participant Account for a lump sum cash settlement in accordance with 3. below.

2.
To provide Annuity payouts immediately. The values in a Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).

3.
To Surrender the Participant’s Account in a single sum. The amount received will be the value next computed after we receive a written Surrender request for complete Surrender at our Administrative

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Office, less any applicable Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.
4.
To request a partial Surrender of the Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).

5.
To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (See “The Contracts”). For a more complete description of the restrictions and limitations of this Option (See “Systematic Withdrawal Option”).

Can payment of the Surrender value ever be postponed beyond the seven-day period?
Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, including holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.
May I Surrender once Annuity Payouts have started?
Except with respect to Annuity payout option 5 (on a variable basis), once Annuity payouts have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Annuity payout option 5 will be subject to applicable Sales Charges.
How do I elect an Annuity Commencement Date and Annuity Payout Option?
A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains age 70½) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 75th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payout option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payouts will normally be made on the first business day of each month or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payouts at age 65 under Option 2 with 120 monthly payments certain. Annuity payouts will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring any required minimum distributions (See “Appendix Tax — Federal Tax Considerations”).
What is the minimum amount that I may select for an Annuity Payout?
The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 we have the right to change the frequency of payment to intervals that will result in payments of at least $20.
How are Contributions made to establish an Annuity Account?
During the Annuity Period, Contract values are applied to establish Annuitant’s Accounts under the Contracts to provide Fixed or Variable Annuity payouts.
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Can a Contract be suspended by a Contract Owner?
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract (See “Can a Contract be modified?”). In this context, such modifications would have become effective on or before that anniversary.
Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Annuity Payout Options:
Option 1:   Life Annuity where we make monthly Annuity payouts for as long as the Annuitant lives.
❖
Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

Option 2:   Life Annuity with 120, 180 or 240 Monthly Payments Certain where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.
Option 3:   Unit Refund Life Annuity where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if  (a) below exceeds (b) below:
(a) =	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b) =	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.
Option 4:   Joint and Last Survivor Annuity where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖
When the Annuity is purchased, the Annuitant elects what percentage (50%, 66⅔%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.

❖
Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

Option 5:   Payments for a Designated Period where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by us.
❖
Option 5 does not involve life contingencies and does not provide any mortality guarantee.

❖
Surrenders are subject to the limitations set forth in the Contract and any applicable Sales Charges (See “Contract Charges”).

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Under any of the Annuity payout options above, except Option 5 (on a variable basis), no Surrenders are permitted by the Annuitant after Annuity payouts commence.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant, or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time.
Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Employer’s plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59½, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semiannually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70½ (See “Appendix Tax — Federal Tax Considerations”).
The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants’ other rights under the Contracts.
How are Variable Annuity Payouts determined?
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of  (1) the Net Investment Factor (see “How do I know what my Participant Account is worth?”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
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The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payouts is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:
ILLUSTRATION OF ANNUITY PAYOUTS:
(UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A x B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F x E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H x E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.
MORE INFORMATION
Can a Contract be modified?
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the Contingent Deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
Can Talcott Resolution waive any rights under a Contract?
We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.
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How Contracts Are Sold — Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as the principal underwriter for the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.
MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).
We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.
Additional Payments may be used for various purposes, and may take various forms, such as:
•
Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.

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Payments for inclusion of our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.

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•
Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

•
Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.

•
Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.

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“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.

•
Occasional meals and entertainment, tickets to sporting events and other gifts.

As of December 31, 2018, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:
Amerprise Financial Services, Inc., Bank of America Merrill Lynch, Commonwealth Financial Network, GRP Advisor Alliance, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Wealth Management, and Retirement Plan Advisory Group.
Inclusion on this list does not imply that these arrangements necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.
For the fiscal year ended December 31, 2018, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $1.6 million.
Who is the custodian of the Separate Account’s assets?
Talcott Resolution is the custodian of the Separate Account’s assets.
Are there any material legal proceedings affecting the Separate Accounts?
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
How may I get additional information?
Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:
MassMutual U.S. Workplace Solutions
P.O. Box 1583
Hartford, CT 06144-1583
You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.
You can find financial statements of the Separate Account and Talcott Resolution in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this Prospectus and mail the form to us at the address indicated on the form.
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APPENDIX TAX
FEDERAL TAX CONSIDERATIONS
What are some of the federal tax consequences which affect these contracts?
A. General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting. The federal, as well as state and local, tax laws and regulations require us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by us against your own records, and in consultation with your own tax advisor, and should notify us if you find any discrepancies in case corrections have to be made.
B. Taxation of Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See “How do I know what my Participant Account is worth?”). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
APP TAX-1

C. Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (“Code”) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•
no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•
no more than 70% is represented by any two investments,

•
no more than 80% is represented by any three investments and

•
no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
D. Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a
APP TAX-2

facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
E. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of  (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•
A contract acquired by the estate of a decedent by reason of such decedent’s death,

•
Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
F. Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
H. Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each
APP TAX-3

other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain
APP TAX-4

circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth
APP TAX-5

IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of  “incidental” death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($19,000 in 2019) or 100% of the employee’s “includible compensation.” For participants over age 50, a special additional catch-up provision may be available ($6,000 in 2019). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($19,000 in 2019) or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($6,000 in 2019). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.
after the employee reaches age 59½;

b.
upon the employee’s separation from service;

c.
upon the employee’s death or disability;

d.
in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.
as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for
APP TAX-6

Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September  24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($19,000 in 2019). The Plan may provide for additional “catch-up” contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($6,000 in 2019); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of  “investment in the contract”.
APP TAX-7

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a. Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:
(i)
made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)
attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)
not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)
certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(viii)
made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)
not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)
for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
APP TAX-8

b. RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —
(i)
the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —
(a)
the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)
over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual’s surviving spouse, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or “QLAC”), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable
APP TAX-9

portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of  “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of  “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.
an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.
any distribution made upon hardship of the employee.

Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a
APP TAX-10

transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
APP TAX-11

APPENDIX I
ACCUMULATION UNIT VALUES

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference to this Prospectus.

Mortality and Expense Risk and Administrative Charge of 1.25%
(as a percentage of average daily Sub-Account value)

	Year ending December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Capital Appreciation Fund
Accumulation unit value at beginning of period	$4.018	$3.340	$3.276	$3.255	$2.955	$2.286	$1.995	$2.228	$1.719	$1.242
Accumulation unit value at end of period	$3.761	$4.018	$3.340	$3.276	$3.255	$2.955	$2.286	$1.995	$2.228	$1.719
Number of accumulation units outstanding at end of period (in thousands)	90	113	165	171	170	1,180	1,370	1,622	302	318
Blackrock S&P 500 Index V.I. Fund
Accumulation unit value at beginning of period	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation unit value at end of period	$9.280	$-	$-	$-	$-	$-	$-	$-	$-	$-
Number of accumulation units outstanding at end of period (in thousands)	912	-	-	-	-	-	-	-	-	-
Calvert VP SRI Balanced Portfolio
Accumulation unit value at beginning of period	$5.010	$4.530	$4.252	$4.402	$4.067	$3.490	$3.198	$3.097	$2.797	$2.267
Accumulation unit value at end of period	$4.816	$5.010	$4.530	$4.252	$4.402	$4.067	$3.490	$3.198	$3.097	$2.797
Number of accumulation units outstanding at end of period (in thousands)	28	29	37	53	61	63	64	77	114	134
Fidelity® VIP Asset Manager Portfolio
Accumulation unit value at beginning of period	$3.273	$2.904	$2.853	$2.885	$2.760	$2.416	$2.174	$2.260	$2.002	$1.577
Accumulation unit value at end of period	$3.059	$3.273	$2.904	$2.853	$2.885	$2.760	$2.416	$2.174	$2.260	$2.002
Number of accumulation units outstanding at end of period (in thousands)	29	42	47	49	62	62	62	77	146	165
Fidelity® VIP Contrafund® Portfolio
Accumulation unit value at beginning of period	$6.943	$5.769	$5.408	$5.440	$4.920	$3.795	$3.301	$3.429	$2.962	$2.214
Accumulation unit value at end of period	$6.420	$6.943	$5.769	$5.408	$5.440	$4.920	$3.795	$3.301	$3.429	$2.962
Number of accumulation units outstanding at end of period (in thousands)	166	168	172	209	243	253	270	378	512	525

APP I-1

	Year ending December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity® VIP Growth Portfolio
Accumulation unit value at beginning of period	$4.788	$3.588	$3.604	$3.405	$3.098	$2.301	$2.031	$2.053	$1.674	$1.326
Accumulation unit value at end of period	$4.721	$4.788	$3.588	$3.604	$3.405	$3.098	$2.301	$2.031	$2.053	$1.674
Number of accumulation units outstanding at end of period (in thousands)	136	134	137	172	169	218	248	278	394	465
Fidelity® VIP Overseas Portfolio
Accumulation unit value at beginning of period	$2.683	$2.086	$2.224	$2.174	$2.394	$1.859	$1.559	$1.905	$1.706	$1.370
Accumulation unit value at end of period	$2.258	$2.683	$2.086	$2.224	$2.174	$2.394	$1.859	$1.559	$1.905	$1.706
Number of accumulation units outstanding at end of period (in thousands)	62	63	70	99	103	119	122	148	213	233
Hartford Balanced HLS Fund
Accumulation unit value at beginning of period	$13.154	$11.522	$11.003	$11.121	$10.258	$8.571	$7.747	$7.701	$6.954	$5.549
Accumulation unit value at end of period	$12.309	$13.154	$11.522	$11.003	$11.121	$10.258	$8.571	$7.747	$7.701	$6.954
Number of accumulation units outstanding at end of period (in thousands)	124	131	142	155	166	180	231	272	380	408
Hartford Capital Appreciation HLS Fund
Accumulation unit value at beginning of period	$41.653	$34.530	$33.134	$33.213	$31.341	$22.818	$19.525	$22.316	$19.396	$13.992
Accumulation unit value at end of period	$38.271	$41.653	$34.530	$33.134	$33.213	$31.341	$22.818	$19.525	$22.316	$19.396
Number of accumulation units outstanding at end of period (in thousands)	88	102	110	128	134	161	193	241	319	381
Hartford Dividend and Growth HLS Fund
Accumulation unit value at beginning of period	$7.293	$6.239	$5.499	$5.633	$5.050	$3.876	$3.455	$3.453	$3.088	$2.514
Accumulation unit value at end of period	$6.819	$7.293	$6.239	$5.499	$5.633	$5.050	$3.876	$3.455	$3.453	$3.088
Number of accumulation units outstanding at end of period (in thousands)	171	179	186	232	260	495	475	613	853	771
Hartford International Opportunities HLS Fund
Accumulation unit value at beginning of period	$3.940	$3.185	$3.185	$3.166	$3.335	$2.778	$2.340	$2.755	$2.436	$1.920
Accumulation unit value at end of period	$3.162	$3.940	$3.185	$3.185	$3.166	$3.335	$2.778	$2.340	$2.755	$2.436
Number of accumulation units outstanding at end of period (in thousands)	152	167	175	202	223	240	253	334	429	529
Hartford Stock HLS Fund
Accumulation unit value at beginning of period	$39.292	$33.196	$31.292	$30.840	$28.056	$21.482	$19.016	$19.469	$17.172	$11.548
Accumulation unit value at end of period	$38.746	$39.292	$33.196	$31.292	$30.840	$28.056	$21.482	$19.016	$19.469	$17.172
Number of accumulation units outstanding at end of period (in thousands)	78	84	92	106	121	149	157	180	245	283

APP I-2

	Year ending December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Total Return Bond HLS Fund
Accumulation unit value at beginning of period	$9.680	$9.321	$9.032	$9.200	$8.797	$9.031	$8.504	$8.048	$7.580	$6.820
Accumulation unit value at end of period	$9.482	$9.680	$9.321	$9.032	$9.200	$8.797	$9.031	$8.504	$8.048	$7.580
Number of accumulation units outstanding at end of period (in thousands)	125	131	154	168	176	190	186	193	227	255
Hartford U.S. Government Securities HLS Fund
Accumulation unit value at beginning of period	$10.905	$10.898	$10.867	$10.835	$10.671	$10.990	$10.732	$10.362	$10.108	$9.901
Accumulation unit value at end of period	$10.860	$10.905	$10.898	$10.867	$10.835	$10.671	$10.990	$10.732	$10.362	$10.108
Number of accumulation units outstanding at end of period (in thousands)	2	2	3	4	4	29	31	36	41	15
Hartford Ultrashort Bond HLS Fund
Accumulation unit value at beginning of period	$3.273	$3.281	$3.291	$3.328	$3.366	$3.408	$3.451	$3.495	$3.539	$3.670
Accumulation unit value at end of period	$3.283	$3.273	$3.281	$3.291	$3.328	$3.366	$3.408	$3.451	$3.495	$3.539
Number of accumulation units outstanding at end of period (in thousands)	32	31	39	41	49	49	56	138	165	201

APP I-3

This form must be completed for all tax-sheltered annuities.
SECTION 403(b)(11) ACKNOWLEDGMENT FORM
The Talcott Resolution Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:
a.
attained age 59½

b.
severance from employment

c.
died, or

d.
become disabled.

Distributions of post December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59½ because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Talcott Resolution variable annuity. Please refer to your Plan.
Please complete the following and return to:
MassMutual U.S. Workplace Solutions
P.O. Box 1583
Hartford, CT 06144-1583
Name of Contractholder/Participant
Address
City or Plan/School District
Date

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION

To obtain a Statement of Additional Information, complete the form below and mail to:
MassMutual U.S. Workplace Solutions
P.O. Box 1583
Hartford, CT 06144-1583
Please send the current Statement of Additional Information for HV-2025 to me at the following address:

Name

Address

City/State Zip Code

Part B

Statement of Additional Information Talcott Resolution Life Insurance Company Separate Account Two (DC-II) Tax Sheltered Annuity/Individual Retirement Annuity HV-2025
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life Insurance Company Attn: MassMutual U.S. Workplace Solutions, P.O. Box 1583, Hartford, CT 06144-1583.
Date of Prospectus: May 1, 2019
Date of Statement of Additional Information: May 1, 2019

 2

GENERAL INFORMATION
Safekeeping of Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2018, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity payout or payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity payout with the amount we underpaid and credit interest.
Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2018, 2017, and 2016, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Additional Payments
As of December 31, 2018, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in the Prospectus pursuant to contractual arrangements to make Additional Payments.

 3

PERFORMANCE RELATED INFORMATION
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Talcott Resolution uses a hypothetical initial premium payment of  $1,000.00 and deducts for any applicable Mortality and Expense Risk and Administrative Charge, the highest possible Contingent Deferred Sales Charge, and the Annual Maintenance Fee.
The formula Talcott Resolution uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of  $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Contingent Deferred Sales Charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period.
The formula Talcott Resolution uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying Fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Talcott Resolution takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Talcott Resolution then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, Talcott Resolution then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Talcott Resolution deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Talcott Resolution uses is:

 4

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the sub accounts listed below of Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2018, the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

American Century VP Capital Appreciation Fund	Hartford MidCap HLS Fund
AB VPS International Value Portfolio	Hartford MidCap Value HLS Fund
Invesco V.I. Core Equity Fund	Hartford Ultrashort Bond HLS Fund
Invesco V.I. High Yield Fund	Hartford Small Company HLS Fund
Invesco V.I. Government Money Market Fund	Hartford SmallCap Growth HLS Fund
AB VPS Growth and Income Portfolio	Hartford Stock HLS Fund
AB VPS Intermediate Bond Portfolio	Hartford U.S. Government Securities HLS Fund
American Funds Growth Fund	Hartford Value HLS Fund
Calvert VP SRI Balanced Portfolio	Rational Trend Aggregation VA Fund
Columbia Variable Portfolio - Small Company Growth Fund	(Formerly Rational Dividend Capture VA Fund)
Wells Fargo VT Omega Growth Fund	Rational Insider Buying VA Fund
Fidelity® VIP Asset Manager Portfolio	BlackRock Large Cap Focus Growth V.I. Fund
Fidelity® VIP Growth Portfolio	Morgan Stanley VIF U.S. Real Estate Portfolio
Fidelity® VIP Contrafund® Portfolio	Invesco V.I. Equity and Income Fund
Fidelity® VIP Overseas Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio
Fidelity® VIP Freedom 2020 Portfolio	Columbia Variable Portfolio - Asset Allocation Fund
Fidelity® VIP Freedom 2030 Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund
Fidelity® VIP Freedom 2015 Portfolio	Columbia Variable Portfolio - Income Opportunities Fund
Fidelity® VIP Freedom 2025 Portfolio	Columbia Variable Portfolio - Mid Cap Growth Fund
Fidelity® VIP Freedom Income Portfolio	Oppenheimer Global Fund/VA
Fidelity® VIP FundsManager 20% Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP FundsManager 70% Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP FundsManager 85% Portfolio	Pioneer Fund VCT Portfolio
Franklin Income VIP Fund	Pioneer Mid Cap Value VCT Portfolio
Hartford Balanced HLS Fund	Jennison 20/20 Focus Portfolio
Hartford Total Return Bond HLS Fund	Jennison Portfolio
Hartford Capital Appreciation HLS Fund	Prudential Value Portfolio
Hartford Dividend and Growth HLS Fund	Prudential SP International Growth Portfolio
Hartford Healthcare HLS Fund	Royce Small-Cap Portfolio
Hartford Global Growth HLS Fund	Victory Variable Insurance Diversified Stock Fund
Hartford Disciplined Equity HLS Fund	Invesco V.I. Comstock Fund
Hartford Growth Opportunities HLS Fund	Invesco V.I. American Franchise Fund
Hartford High Yield HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT International Equity Fund
Hartford MidCap Growth HLS Fund	Wells Fargo VT Small Cap Growth Fund
(Formerly Hartford Small/Mid Cap Equity HLS Fund)	Wells Fargo VT Opportunity Fund

We have also audited the accompanying statements of assets and liabilities of Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund (Formerly Columbia Variable Portfolio - Select International Equity Fund), CTIVPSM- Loomis Sayles Growth Fund (Formerly Variable Portfolio - Loomis Sayles Growth Fund), BlackRock S&P 500 Index V.I. Fund, Fidelity ® VIP FundsManager 60% Portfolio, the statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. We have also audited HIMCO VIT Index Fund and BlackRock Global Opportunities V.I. Fund, the accompanying statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts listed above constituting Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Columbia Variable Portfolio - Large Cap Growth Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
Columbia Variable Portfolio - Overseas Core Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
CTIVPSM- Loomis Sayles Growth Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
BlackRock S&P 500 Index V.I. Fund	December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018
Fidelity ® VIP FundsManager 60% Portfolio	December 31, 2018	Day ended December 31, 2018	Day ended December 31, 2018	Day ended December 31, 2018
HIMCO VIT Index Fund	Not Applicable	Period from January 1, 2018 to April 19, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to April 19, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to April 19, 2018
BlackRock Global Opportunities V.I. Fund	Not Applicable	Period from January 1, 2018 to May 12, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to May 12, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to May 12, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 18, 2019

We have served as the auditor of the sub-accounts that comprise Talcott Resolution Life Insurance Company Separate Account Two since 2002.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities

December 31, 2018

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,387,007
class 2	—	—	—	—	—	—	—	429,157	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	129,362	—	—	—	1,001,531	1,412,698	—	—	—
class I	2,817,124	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,252,588	1,369,315	27,274,810	—	—	—	—	—
class S2	—	—	—	—	3,013,939	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	885,636	—
Total investments	2,817,124	129,362	2,252,588	1,369,315	30,288,749	1,001,531	1,412,698	429,157	885,636	3,387,007
Due from Sponsor Company	156	—	—	—	—	—	—	107	—	58
Receivable for fund shares sold	—	—	250	24,771	22,833	40	390	—	—	—
Other assets	4	1	—	—	25	—	—	2	1	1
Total assets	2,817,284	129,363	2,252,838	1,394,086	30,311,607	1,001,571	1,413,088	429,266	885,637	3,387,066

Liabilities:
Due to Sponsor Company	—	—	250	24,771	22,833	40	390	—	13	—
Payable for fund shares purchased	165	—	—	—	—	—	—	107	—	58
Other liabilities	1	—	—	1	—	—	3	—	3	—
Total liabilities	166	—	250	24,772	22,833	40	393	107	16	58

Net assets:
For contract liabilities	$2,817,118	$129,363	$2,252,588	$1,369,314	$30,288,774	$1,001,531	$1,412,695	$429,159	$885,621	$3,387,008

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,387,008
class 2	—	—	—	—	—	—	—	429,159	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	129,363	—	—	—	1,001,531	1,412,695	—	—	—
class I	2,817,118	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,252,588	1,369,314	27,274,827	—	—	—	—	—
class S2	—	—	—	—	3,013,947	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	885,621	—
Total contract liabilities	$2,817,118	$129,363	$2,252,588	$1,369,314	$30,288,774	$1,001,531	$1,412,695	$429,159	$885,621	$3,387,008

Shares:
class 1	—	—	—	—	—	—	—	—	—	216,561
class 2	—	—	—	—	—	—	—	6,177	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	10,526	—	—	—	36,632	139,871	—	—	—
class I	198,809	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	72,805	270,616	27,274,810	—	—	—	—	—
class S2	—	—	—	—	3,013,939	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	456,513	—
Total shares	198,809	10,526	72,805	270,616	30,288,749	36,632	139,871	6,177	456,513	216,561

Cost	$2,580,445	$194,718	$2,099,985	$1,701,038	$30,288,749	$1,003,807	$1,536,125	$438,873	$812,170	$3,305,592

Deferred contracts in the accumulation period:
Units owned by participants #	692,874	17,873	1,383,777	653,538	3,197,586	434,709	101,032	19,150	170,346	1,403,353
Minimum unit fair value #*	$3.647271	$7.237883	$1.302324	$1.456265	$8.842972	$1.878465	$12.101972	$22.410517	$4.815665	$2.055610
Maximum unit fair value #*	$36.693342	$7.237883	$19.459174	$20.642136	$10.084508	$2.422606	$13.264496	$22.410517	$18.388350	$28.725313
Contract liability	$2,815,080	$129,363	$2,188,548	$1,332,589	$30,217,214	$973,722	$1,300,383	$429,159	$835,968	$3,341,459

Contracts in payout (annuitization) period:
Units owned by participants #	559	—	40,155	21,730	7,504	11,660	8,540	—	10,311	18,602
Minimum unit fair value #*	$3.647271	$—	$1.594833	$1.664461	$9.403751	$2.384954	$13.122125	$—	$4.815665	$2.432460
Maximum unit fair value #*	$3.647271	$—	$1.594833	$1.700933	$9.589820	$2.384954	$13.264496	$—	$4.815665	$2.505370
Contract liability	$2,038	$—	$64,040	$36,725	$71,560	$27,809	$112,312	$—	$49,653	$45,549

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$2,431,646	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	3,447	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	913,495	6,483,932	8,483,471	827,329	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	107,886	143,742	487,594	12,152
class SRV2	—	—	—	—	—	563,791	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	2,435,093	913,495	6,483,932	8,483,471	827,329	563,791	107,886	143,742	487,594	12,152
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	121	—	18,613	17,799	1	—	3	—	—	—
Other assets	4	4	—	8	—	1	2	—	—	3
Total assets	2,435,218	913,499	6,502,545	8,501,278	827,330	563,792	107,891	143,742	487,594	12,155

Liabilities:
Due to Sponsor Company	121	6	18,617	17,799	16	—	3	—	—	3
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	3	—	3	—	1	1	—	—
Total liabilities	121	9	18,620	17,799	19	—	4	1	—	3

Net assets:
For contract liabilities	$2,435,097	$913,490	$6,483,925	$8,483,479	$827,311	$563,792	$107,887	$143,741	$487,594	$12,152

Contract Liabilities:
class 1	$2,431,650	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	3,447	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	913,490	6,483,925	8,483,479	827,311	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	563,792	—	—	—
class SRV2	—	—	—	—	—		107,887	143,741	487,594	12,152
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,435,097	$913,490	$6,483,925	$8,483,479	$827,311	$563,792	$107,887	$143,741	$487,594	$12,152

Shares:
class 1	92,563	—	—	—	—	—	—	—	—	—
class 2	137	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	66,776	102,724	264,036	43,248	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	45,103	—	—	—	—
class SRV2	—	—	—	—	—	—	8,357	11,782	37,193	1,102
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	92,700	66,776	102,724	264,036	43,248	45,103	8,357	11,782	37,193	1,102

Cost	$2,356,519	$1,018,936	$4,722,107	$6,140,773	$794,057	$566,856	$107,368	$133,180	$484,979	$11,996

Deferred contracts in the accumulation period:
Units owned by participants #	1,245,199	282,003	1,319,630	1,253,052	329,967	24,139	4,043	6,735	19,392	823
Minimum unit fair value #*	$1.574931	$3.059106	$4.720681	$6.419516	$2.257556	$23.355805	$26.683779	$21.342607	$25.143777	$14.763506
Maximum unit fair value #*	$33.597598	$18.888968	$28.842878	$29.568448	$17.082545	$23.355805	$26.683779	$21.342607	$25.143777	$14.763506
Contract liability	$2,435,097	$913,490	$6,480,752	$8,483,116	$827,311	$563,792	$107,887	$143,741	$487,594	$12,152

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	672	57	—	—	—	—	—	—
Minimum unit fair value #*	$—	$—	$4.720681	$6.419516	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$4.720681	$6.419516	$—	$—	$—	$—	$—	$—
Contract liability	$—	$—	$3,173	$363	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund

	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	768,334	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	556,839,348	185,349,739	888,672,719	391,214,445	25,887,493
class IB	—	—	—	—	—	52,889,545	44,484,216	91,637,898	70,568,986	3,333,142
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	9,937	16,640	41,414	959	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,937	16,640	41,414	959	768,334	609,728,893	229,833,955	980,310,617	461,783,431	29,220,635
Due from Sponsor Company	—	16,640	—	—	7	10,414	—	—	17,654	—
Receivable for fund shares sold	—	—	—	—	—	321,876	221,659	754,977	297,637	2,962
Other assets	1	—	—	4	3	16	12	2	3	—
Total assets	9,938	33,280	41,414	963	768,344	610,061,199	230,055,626	981,065,596	462,098,725	29,223,597

Liabilities:

Due to Sponsor Company	2	—	7	10	—	321,876	221,670	754,977	297,637	2,962
Payable for fund shares purchased	—	16,640	—	—	7	10,421	—	—	17,654	—
Other liabilities	—	—	2	—	—	3	—	8	12	1
Total liabilities	2	16,640	9	10	7	332,300	221,670	754,985	315,303	2,963

Net assets:
For contract liabilities	$9,936	$16,640	$41,405	$953	$768,337	$609,728,899	$229,833,956	$980,310,611	$461,783,422	$29,220,634

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	768,337	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	556,839,362	185,349,732	888,672,716	391,214,430	25,887,494
class IB	—	—	—	—	—	52,889,537	44,484,224	91,637,895	70,568,992	3,333,140
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	9,936	16,640	41,405	953	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,936	$16,640	$41,405	$953	$768,337	$609,728,899	$229,833,956	$980,310,611	$461,783,422	$29,220,634

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	52,126	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	20,270,817	17,241,837	22,278,084	19,649,143	1,259,119
class IB	—	—	—	—	—	1,895,003	4,157,403	2,332,940	3,560,494	171,458
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	927	1,631	3,552	83	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	927	1,631	3,552	83	52,126	22,165,820	21,399,240	24,611,024	23,209,637	1,430,577

Cost	$9,946	$16,640	$42,851	$1,099	$806,196	$432,115,400	$236,422,316	$978,352,011	$455,280,767	$27,161,049

Deferred contracts in the accumulation period:
Units owned by participants #	706	765	1,767	35	46,365	113,565,198	73,826,634	93,948,918	92,740,528	4,913,297
Minimum unit fair value #*	$14.068378	$21.738706	$23.431129	$26.790199	$16.571425	$1.459285	$1.400347	$2.145306	$2.154162	$4.796573
Maximum unit fair value #*	$14.068378	$21.738706	$23.431129	$26.790199	$16.571425	$21.348852	$21.036921	$55.829786	$31.606577	$35.281724
Contract liability	$9,936	$16,640	$41,405	$953	$768,337	$585,178,539	$223,586,780	$960,312,452	$450,905,895	$28,855,546

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	3,612,468	2,047,440	1,433,455	1,933,791	60,566
Minimum unit fair value #*	$—	$—	$—	$—	$—	$1.675615	$1.815311	$2.455569	$2.917861	$5.538499
Maximum unit fair value #*	$—	$—	$—	$—	$—	$13.394356	$9.530798	$41.562311	$8.066461	$6.141433
Contract liability	$—	$—	$—	$—	$—	$24,550,360	$6,247,176	$19,998,159	$10,877,527	$365,088

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	59,095,963	53,391,720	90,859,880	35,881,467	112,613,049	12,088,819	124,721,714	57,753,737	43,600,678	57,406,712
class IB	12,454,051	12,939,872	19,973,535	9,246,885	17,729,325	2,069,274	2,928,961	13,077,400	8,901,713	8,925,222
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	71,550,014	66,331,592	110,833,415	45,128,352	130,342,374	14,158,093	127,650,675	70,831,137	52,502,391	66,331,934
Due from Sponsor Company	—	—	99	—	69	1,210	—	15,645	21	—
Receivable for fund shares sold	140	63,001	19,488	121,657	60,073	—	35,175	—	29,834	56,347
Other assets	—	—	3	—	15	1	—	—	16	4
Total assets	71,550,154	66,394,593	110,853,005	45,250,009	130,402,531	14,159,304	127,685,850	70,846,782	52,532,262	66,388,285

Liabilities:
Due to Sponsor Company	140	63,001	19,488	121,657	60,073	—	35,175	—	29,834	56,347
Payable for fund shares purchased	—	—	99	—	79	1,210	—	15,645	29	—
Other liabilities	5	3	14	9	—	—	5	1	4	—
Total liabilities	145	63,004	19,601	121,666	60,152	1,210	35,180	15,646	29,867	56,347

Net assets:
For contract liabilities	$71,550,009	$66,331,589	$110,833,404	$45,128,343	$130,342,379	$14,158,094	$127,650,670	$70,831,136	$52,502,395	$66,331,938

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	59,095,960	53,391,717	90,859,872	35,881,460	112,613,054	12,088,820	124,721,708	57,753,734	43,600,677	57,406,720
class IB	12,454,049	12,939,872	19,973,532	9,246,883	17,729,325	2,069,274	2,928,962	13,077,402	8,901,718	8,925,218
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$71,550,009	$66,331,589	$110,833,404	$45,128,343	$130,342,379	$14,158,094	$127,650,670	$70,831,136	$52,502,395	$66,331,938

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,408,148	3,928,751	2,688,957	4,816,304	8,095,834	1,686,028	3,693,269	5,816,086	4,316,899	3,123,325
class IB	512,935	962,788	620,489	1,263,236	1,258,291	290,628	89,162	1,323,624	882,231	526,873
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,921,083	4,891,539	3,309,446	6,079,540	9,354,125	1,976,656	3,782,431	7,139,710	5,199,130	3,650,198

Cost	$61,305,585	$70,484,044	$114,689,293	$52,500,695	$114,815,912	$16,617,821	$89,772,959	$82,717,226	$52,088,457	$63,463,366

Deferred contracts in the accumulation period:

Units owned by participants #	22,448,493	22,383,614	26,946,037	17,813,636	54,623,008	803,187	13,669,190	24,365,477	33,726,662	17,324,431
Minimum unit fair value #*	$1.335094	$1.760535	$3.129026	$1.840995	$1.100392	$15.869869	$3.115773	$2.386777	$0.498753	$1.433270
Maximum unit fair value #*	$27.794019	$30.239029	$35.850747	$21.085832	$19.579907	$27.993538	$29.856174	$28.437113	$11.793946	$26.241162
Contract liability	$70,611,290	$65,139,906	$108,966,238	$44,498,144	$127,460,651	$14,087,234	$124,424,805	$69,651,192	$51,050,341	$65,534,814

Contracts in payout (annuitization) period:

Units owned by participants #	297,614	434,689	472,136	265,011	1,033,971	3,959	348,633	396,697	838,849	187,584
Minimum unit fair value #*	$1.542034	$2.033313	$3.593211	$2.126146	$1.242555	$17.585108	$3.518474	$2.750518	$0.548152	$1.618641
Maximum unit fair value #*	$3.832375	$3.189360	$29.824689	$2.440972	$3.394692	$18.074335	$10.038056	$19.610697	$3.283167	$4.996959
Contract liability	$938,719	$1,191,683	$1,867,166	$630,199	$2,881,728	$70,860	$3,225,865	$1,179,944	$1,452,054	$797,124

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	218,164	200,164
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	128,772,623	27,882	—	—
class IA	36,696,095	391,858,736	55,766,227	50,474,805	—	—	—	—	—	—
class IB	9,417,783	28,603,735	11,280,741	9,633,232	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	7,392,916	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	3,602,557	2,313,784	—	—	—	—
Total investments	46,113,878	420,462,471	67,046,968	60,108,037	3,602,557	2,313,784	136,165,539	27,882	218,164	200,164
Due from Sponsor Company	185	—	—	—	374	459	988	—	84	—
Receivable for fund shares sold	82,866	326,726	57,503	16,917	—	—	34,353	4	—	—
Other assets	2	—	2	10	—	—	4	—	5	—
Total assets	46,196,931	420,789,197	67,104,473	60,124,964	3,602,931	2,314,243	136,200,884	27,886	218,253	200,164

Liabilities:
Due to Sponsor Company	82,866	326,734	57,503	16,917	—	—	34,353	4	—	—
Payable for fund shares purchased	185	—	22	—	374	459	988	—	84	—
Other liabilities	3	15	5	—	—	—	1	—	—	—
Total liabilities	83,054	326,749	57,530	16,917	374	459	35,342	4	84	—

Net assets:
For contract liabilities	$46,113,877	$420,462,448	$67,046,943	$60,108,047	$3,602,557	$2,313,784	$136,165,542	$27,882	$218,169	$200,164

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	218,169	200,164
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	128,772,626	27,882	—	—
class IA	36,696,097	391,858,716	55,766,205	50,474,811	—	—	—	—	—	—
class IB	9,417,780	28,603,732	11,280,738	9,633,236	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	7,392,916	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	3,602,557	2,313,784	—	—	—	—
Total contract liabilities	$46,113,877	$420,462,448	$67,046,943	$60,108,047	$3,602,557	$2,313,784	$136,165,542	$27,882	$218,169	$200,164

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	11,246	12,479
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	6,281,591	2,093	—	—
class IA	1,371,304	5,017,397	5,548,878	3,940,265	—	—	—	—	—	—
class IB	362,920	366,198	1,123,580	753,185	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	363,825	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	335,434	192,976	—	—	—
Total shares	1,734,224	5,383,595	6,672,458	4,693,450	335,434	192,976	6,645,416	2,093	11,246	12,479

Cost	$42,755,293	$195,679,260	$71,191,034	$58,140,388	$3,968,122	$3,181,109	$151,063,587	$32,192	$230,548	$203,643

Deferred contracts in the accumulation period:
Units owned by participants #	14,300,811	57,822,277	54,110,950	26,406,272	1,658,923	1,037,247	14,695,288	11,835	14,206	11,472
Minimum unit fair value #*	$2.447984	$1.492899	$1.007220	$1.856942	$1.802327	$2.018542	$8.836942	$2.191656	$15.356713	$17.448335
Maximum unit fair value #*	$32.821883	$43.354954	$12.173802	$21.932294	$19.481915	$25.498589	$9.359668	$2.363946	$15.356713	$17.448335
Contract liability	$45,651,438	$406,657,355	$65,499,477	$58,778,047	$3,525,675	$2,281,402	$131,815,118	$27,882	$218,169	$200,164

Contracts in payout (annuitization) period:
Units owned by participants #	152,774	1,283,925	1,179,255	575,115	37,684	13,897	481,613	—	—	—
Minimum unit fair value #*	$2.811228	$1.685908	$1.156654	$2.139838	$2.003660	$2.266835	$8.905805	$—	$—	$—
Maximum unit fair value #*	$3.067066	$38.893615	$10.860361	$2.421012	$2.088469	$2.350497	$9.279778	$—	$—	$—
Contract liability	$462,439	$13,805,093	$1,547,466	$1,330,000	$76,882	$32,382	$4,350,424	$—	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Morgan Stanley	Columbia Variable	Columbia Variable	Columbia Variable	Columbia Variable					Pioneer Mid Cap
	VIF Mid Cap	Portfolio - Asset	Portfolio - Dividend	Portfolio - Income	Portfolio - Mid Cap	Oppenheimer	Putnam VT Small	PIMCO VIT Real	Pioneer Fund VCT	Value VCT
	Growth Portfolio	Allocation Fund	Opportunity Fund	Opportunities Fund	Growth Fund	Global Fund/VA	Cap Value Fund	Return Portfolio	Portfolio	Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1		$1,699,286	$5,599,466	$3,434,855	$4,480,381	$—	$—	$—	$—	$—
class 2	527,711	—	—	—	—	—	—	—	—	153,337
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	414,561	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	158,029	—	—	—
class II	—	—	—	—	—	—	—	—	7,804,125	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	563,606	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	527,711	1,699,286	5,599,466	3,434,855	4,480,381	563,606	158,029	414,561	7,804,125	153,337
Due from Sponsor Company	127	—	—	—	—	219	26	223	—	23
Receivable for fund shares sold	—	238	330	943	419	—	—	—	1,684	—
Other assets	4	—	—	2	—	3	1	2	—	1
Total assets	527,842	1,699,524	5,599,796	3,435,800	4,480,800	563,828	158,056	414,786	7,805,809	153,361

Liabilities:
Due to Sponsor Company	—	238	330	943	419	—	—	—	1,684	—
Payable for fund shares purchased	127	—	—	—	—	219	26	223	—	23
Other liabilities	—	1	—	—	—	—	1	15	—	1
Total liabilities	127	239	330	943	419	219	27	238	1,684	24

Net assets:
For contract liabilities	$527,715	$1,699,285	$5,599,466	$3,434,857	$4,480,381	$563,609	$158,029	$414,548	$7,804,125	$153,337

Contract Liabilities:
class 1	$—	$1,699,285	$5,599,466	$3,434,857	$4,480,381	$—	$—	$—	$—	$—
class 2	527,715	—	—	—	—	—	—	—	—	153,337
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	414,548	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	158,029	—	—	—
class II	—	—	—	—	—	—	—	—	7,804,125	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	563,609	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$527,715	$1,699,285	$5,599,466	$3,434,857	$4,480,381	$563,609	$158,029	$414,548	$7,804,125	$153,337

Shares:
class 1	—	120,517	234,778	497,085	182,426	—	—	—	—	—
class 2	50,644	—	—	—	—	—	—	—	—	9,989
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	34,984	—	—
class B	—	—	—	—	—	—	17,836	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	573,833	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	15,017	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	50,644	120,517	234,778	497,085	182,426	15,017	17,836	34,984	573,833	9,989

Cost	$576,371	$1,838,251	$3,839,832	$4,296,999	$2,930,138	$576,376	$247,589	$453,162	$10,614,644	$200,469

Deferred contracts in the accumulation period:
Units owned by participants #	24,546	909,550	378,046	304,107	291,414	33,823	11,617	30,224	3,956,974	10,282
Minimum unit fair value #*	$21.498861	$1.621140	$13.682920	$10.517652	$14.380972	$16.663543	$13.603576	$13.716400	$1.769384	$14.912987
Maximum unit fair value #*	$21.498861	$1.893553	$15.059304	$11.240573	$15.458695	$16.663543	$13.603576	$13.716400	$2.047160	$14.912987
Contract liability	$527,715	$1,672,357	$5,527,902	$3,348,691	$4,400,317	$563,609	$158,029	$414,548	$7,719,260	$153,337

Contracts in payout (annuitization) period:
Units owned by participants #	—	14,444	4,785	7,692	5,215	—	—	—	43,032	—
Minimum unit fair value #*	$—	$1.838499	$14.887097	$11.143540	$15.325231	$—	$—	$—	$1.967299	$—
Maximum unit fair value #*	$—	$1.893553	$15.059304	$11.240573	$15.458695	$—	$—	$—	$2.020200	$—
Contract liability	$—	$26,928	$71,564	$86,166	$80,064	$—	$—	$—	$84,865	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2018

	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Royce Small-Cap Portfolio	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,221,446
class 2	—	—	—	—	—	—	126,310	—	15,721	—
class A	—	—	—	—	—	327,049	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	103,409	648,773	213,073	48,871	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	219,970	—	—	—	—	—
class S1	—	—	—	—	—	—	—	869,445	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	103,409	648,773	213,073	48,871	219,970	327,049	126,310	869,445	15,721	3,221,446
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4	25	11	2	2	10	—	238	1	163
Other assets	—	—	1	—	3	3	—	—	1	—
Total assets	103,413	648,798	213,085	48,873	219,975	327,062	126,310	869,683	15,723	3,221,609

Liabilities:

Due to Sponsor Company	4	25	11	2	2	14	—	238	1	163
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	2	—	1	—	—
Total liabilities	5	25	11	3	2	16	—	239	1	163

Net assets:
For contract liabilities	$103,408	$648,773	$213,074	$48,870	$219,973	$327,046	$126,310	$869,444	$15,722	$3,221,446

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,221,446
class 2	—	—	—	—	—	—	—	—	15,722	—
class A	—	—	—	—	—	327,046	126,310	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	103,408	648,773	213,074	48,870	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	219,973	—	—	—	—	—
class S1	—	—	—	—	—	—	—	869,444	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$103,408	$648,773	$213,074	$48,870	$219,973	$327,046	$126,310	$869,444	$15,722	$3,221,446

Shares:
class 1	—	—	—	—	—	—	—	—	—	1,130,332
class 2	—	—	—	—	—	—	7,865	—	853	—
class A	—	—	—	—	—	32,001	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	3,671	11,056	7,591	7,219	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	27,950	—	—	—	—	—
class S1	—	—	—	—	—	—	—	15,213	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	3,671	11,056	7,591	7,219	27,950	32,001	7,865	15,213	853	1,130,332

Cost	$51,755	$255,626	$160,786	$38,144	$273,182	$355,789	$135,727	$666,841	$11,934	$4,745,084

Deferred contracts in the accumulation period:
Units owned by participants #	36,444	400,661	58,600	40,654	13,632	18,486	7,198	47,536	7,616	2,090,199
Minimum unit fair value #*	$2.445694	$1.525438	$1.729213	$1.127791	$16.136275	$15.979098	$17.547707	$17.198791	$2.064334	$1.018399
Maximum unit fair value #*	$2.643934	$2.159205	$21.915836	$1.226608	$16.136275	$18.017058	$17.547707	$18.352525	$2.064334	$14.113165
Contract liability	$90,901	$648,773	$213,074	$48,870	$219,973	$327,046	$126,310	$863,257	$15,722	$3,180,044

Contracts in payout (annuitization) period:
Units owned by participants #	4,903	—	—	—	—	—	—	337	—	21,237
Minimum unit fair value #*	$2.550885	$—	$—	$—	$—	$—	$—	$18.352525	$—	$1.944555
Maximum unit fair value #*	$2.550885	$—	$—	$—	$—	$—	$—	$18.352525	$—	$1.975277
Contract liability	$12,507	$—	$—	$—	$—	$—	$—	$6,187	$—	$41,402

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (concluded)

December 31, 2018

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVPSM– Loomis Sayles Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)

Assets:
Investments, at fair value
class 1	$1,999,561	$2,188,782	$18,772,641	$—	$9,837,513
class 2	2,212	—	—	4,230,428	—
class A	—	—	—	—	—
class ADM	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	—	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	—	—	—
class III	—	—	—	—	—
class INIT	—	—	—	—	—
class INV	—	—	—	—	—
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class - N/A	—	—	—	—	—
Total investments	2,001,773	2,188,782	18,772,641	4,230,428	9,837,513
Due from Sponsor Company	—	—	24,018	55	—
Receivable for fund shares sold	92	128	—	—	946
Other assets	—	—	1	—	3
Total assets	2,001,865	2,188,910	18,796,660	4,230,483	9,838,462
Liabilities:
Due to Sponsor Company	92	128	—	—	946
Payable for fund shares purchased	—	—	24,018	55	—
Other liabilities	1	—	—	1	—
Total liabilities	93	128	24,018	56	946

Net assets:
For contract liabilities	$2,001,772	$2,188,782	$18,772,642	$4,230,427	$9,837,516

Contract Liabilities:
class 1	$1,999,560	$2,188,782	$18,772,642	$—	$9,837,516
class 2	2,212	—	—	4,230,427	—
class A	—	—	—	—	—
class ADM	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	—	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	—	—	—
class III	—	—	—	—	—
class INIT	—	—	—	—	—
class INV	—	—	—	—	—
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class - N/A	—	—	—	—	—
Total contract liabilities	$2,001,772	$2,188,782	$18,772,642	$4,230,427	$9,837,516

Shares:
class 1	206,993	96,168	1,166,003	—	345,176
class 2	236	—	—	333,893	—
class A	—	—	—	—	—
class ADM	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	—	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	—	—	—
class III	—	—	—	—	—
class INIT	—	—	—	—	—
class INV	—	—	—	—	—
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class - N/A	—	—	—	—	—
Total shares	207,229	96,168	1,166,003	333,893	345,176

Cost	$1,792,639	$2,144,449	$14,631,057	$4,359,918	$7,391,184

Deferred contracts in the accumulation period:
Units owned by participants #	85,923	108,893	1,448,559	413,424	708,390
Minimum unit fair value #*	$2.970626	$18.081357	$12.300289	$9.830300	$13.058037
Maximum unit fair value #*	$24.078926	$19.964925	$12.735436	$10.178184	$13.519881
Contract liability	$1,993,856	$2,131,207	$18,374,218	$4,175,759	$9,524,794

Contracts in payout (annuitization) period:
Units owned by participants #	332	2,905	31,329	5,385	23,151
Minimum unit fair value #*	$23.876359	$19.818958	$12.682419	$10.135802	$13.463623
Maximum unit fair value #*	$23.876359	$19.818958	$12.735436	$10.178184	$13.519881
Contract liability	$7,916	$57,575	$398,424	$54,668	$312,722

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of December 31, 2018.

(2) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.

(3) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.

(4) Funded as of April 20, 2018.

(5) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.

(6) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.

(7) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations

For the Periods Ended December 31, 2018

	American
	Century VP				Invesco V.I.					Columbia
	Capital	AB VPS			Government	AB VPS Growth	AB VPS		Calvert VP SRI	Variable Portfolio
	Appreciation	International	Invesco V.I. Core	Invesco V.I. High	Money Market	and Income	Intermediate	American Funds	Balanced	- Small Company
	Fund	Value Portfolio	Equity Fund	Yield Fund	Fund	Portfolio	Bond Portfolio	Growth Fund	Portfolio	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$2,062	$23,484	$79,494	$501,064	$8,859	$14,967	$2,147	$17,015	$—

Expenses:
Administrative charges	—	—	—	(622)	—	—	—	—	—	—
Mortality and expense risk charges	(42,480)	(2,403)	(36,681)	(22,277)	(451,111)	(17,786)	(21,840)	(6,336)	(11,919)	(67,160)
Total expenses	(42,480)	(2,403)	(36,681)	(22,899)	(451,111)	(17,786)	(21,840)	(6,336)	(11,919)	(67,160)
Net investment income (loss)	(42,480)	(341)	(13,197)	56,595	49,953	(8,927)	(6,873)	(4,189)	5,096	(67,160)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	203,889	(16,851)	84,687	(79,900)	—	50,409	(37,766)	17,156	22,389	201,847
Net realized gain distributions	19,890	—	168,197	—	—	134,671	21,209	52,610	88,050	622,749
Change in unrealized appreciation (depreciation) during the period	(335,090)	(29,218)	(501,288)	(47,871)	—	(249,333)	(18,677)	(67,422)	(149,743)	(774,454)
Net gain (loss) on investments	(111,311)	(46,069)	(248,404)	(127,771)	—	(64,253)	(35,234)	2,344	(39,304)	50,142
Net increase (decrease) in net assets resulting from operations	$(153,791)	$(46,410)	$(261,601)	$(71,176)	$49,953	$(73,180)	$(42,107)	$(1,845)	$(34,208)	$(17,018)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

	Wells Fargo VT	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Omega Growth	Asset Manager	Fidelity® VIP	Contrafund®	Overseas	Freedom 2020	Freedom 2030	Freedom 2015	Freedom 2025	Freedom Income
	Fund	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$16,805	$17,662	$69,124	$15,138	$7,852	$1,355	$2,117	$6,418	$187

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(44,028)	(12,379)	(89,965)	(122,429)	(12,611)	(8,251)	(1,479)	(1,916)	(5,775)	(157)
Total expenses	(44,028)	(12,379)	(89,965)	(122,429)	(12,611)	(8,251)	(1,479)	(1,916)	(5,775)	(157)
Net investment income (loss)	(44,028)	4,426	(72,303)	(53,305)	2,527	(399)	(124)	201	643	30

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	138,695	(5,330)	430,215	599,554	29,169	10,628	1,198	2,746	2,231	8
Net realized gain distributions	285,475	35,420	1,018,263	877,172	—	20,290	2,977	6,019	9,114	136
Change in unrealized appreciation (depreciation) during the period	(387,286)	(99,414)	(1,458,143)	(2,083,578)	(193,005)	(71,874)	(14,914)	(18,975)	(49,598)	(614)
Net gain (loss) on investments	36,884	(69,324)	(9,665)	(606,852)	(163,836)	(40,956)	(10,739)	(10,210)	(38,253)	(470)
Net increase (decrease) in net assets resulting from operations	$(7,144)	$(64,898)	$(81,968)	$(660,157)	$(161,309)	$(41,355)	$(10,863)	$(10,009)	$(37,610)	$(440)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

									Hartford
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Hartford	Hartford Total	Hartford Capital	Dividend and	Hartford
	FundsManager	FundsManager	FundsManager	FundsManager	Franklin Income	Balanced HLS	Return Bond HLS	Appreciation HLS	Growth HLS	Healthcare HLS
	20% Portfolio	60% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Fund	Fund	Fund	Fund	Fund

	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$172	$—	$385	$7	$44,746	$13,045,739	$9,296,515	$10,029,413	$9,725,949	$30,918

Expenses:
Administrative charges	—	—	—	—	—	(8,232)	(10,516)	(19,774)	(16,679)	—
Mortality and expense risk charges	(128)	—	(449)	(25)	(11,486)	(9,342,242)	(3,543,756)	(15,597,987)	(7,692,419)	(500,050)
Total expenses	(128)	—	(449)	(25)	(11,486)	(9,350,474)	(3,554,272)	(15,617,761)	(7,709,098)	(500,050)
Net investment income (loss)	44	—	(64)	(18)	33,260	3,695,265	5,742,243	(5,588,348)	2,016,851	(469,132)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5	—	413	162	1,930	41,046,779	(661,271)	31,691,125	14,918,315	1,267,110
Net realized gain distributions	427	—	2,432	86	—	30,847,861	843,437	115,890,328	55,793,007	2,114,587
Change in unrealized appreciation (depreciation) during the period	(789)	—	(7,159)	(250)	(80,106)	(118,111,032)	(11,854,032)	(225,941,615)	(105,271,957)	(3,870,353)
Net gain (loss) on investments	(357)	—	(4,314)	(2)	(78,176)	(46,216,392)	(11,671,866)	(78,360,162)	(34,560,635)	(488,656)
Net increase (decrease) in net assets resulting from operations	$(313)	$—	$(4,378)	$(20)	$(44,916)	$(42,521,127)	$(5,929,623)	$(83,948,510)	$(32,543,784)	$(957,788)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

					Hartford
	Hartford Global	Hartford	Hartford Growth		International	Hartford MidCap			Hartford	Hartford Small
	Growth HLS	Disciplined	Opportunities	Hartford High	Opportunities	Growth HLS	Hartford MidCap	Hartford MidCap	Ultrashort Bond	Company HLS
	Fund	Equity HLS Fund	HLS Fund	Yield HLS Fund	HLS Fund	Fund	HLS Fund	Value HLS Fund	HLS Fund	Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$399,575	$514,715	$—	$2,942,112	$3,061,189	$115,598	$38,916	$794,585	$603,798	$—

Expenses:
Administrative charges	—	—	—	—	(4,336)	—	—	—	(1,928)	(1,505)
Mortality and expense risk charges	(1,281,669)	(1,180,567)	(1,973,481)	(783,400)	(2,333,786)	(261,596)	(1,975,503)	(1,317,846)	(763,969)	(1,122,372)
Total expenses	(1,281,669)	(1,180,567)	(1,973,481)	(783,400)	(2,338,122)	(261,596)	(1,975,503)	(1,317,846)	(765,897)	(1,123,877)
Net investment income (loss)	(882,094)	(665,852)	(1,973,481)	2,158,712	723,067	(145,998)	(1,936,587)	(523,261)	(162,099)	(1,123,877)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,991,319	1,424,331	3,477,809	(982,701)	7,981,399	45,246	9,178,082	818,847	85,363	3,680,904
Net realized gain distributions	7,114,627	7,310,863	17,460,918	—	—	1,657,124	14,508,720	5,960,332	—	5,393,267
Change in unrealized appreciation (depreciation) during the period	(14,656,530)	(9,991,889)	(19,144,577)	(3,615,357)	(42,035,596)	(3,425,780)	(32,932,591)	(19,774,912)	136,124	(11,395,602)
Net gain (loss) on investments	(2,550,584)	(1,256,695)	1,794,150	(4,598,058)	(34,054,197)	(1,723,410)	(9,245,789)	(12,995,733)	221,487	(2,321,431)
Net increase (decrease) in net assets resulting from operations	$(3,432,678)	$(1,922,547)	$(179,331)	$(2,439,346)	$(33,331,130)	$(1,869,408)	$(11,182,376)	$(13,518,994)	$59,388	$(3,445,308)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

			Hartford U.S.
	Hartford		Government		Rational Trend		BlackRock Global	BlackRock S&P	BlackRock Large	Morgan Stanley
	SmallCap Growth	Hartford Stock	Securities HLS	Hartford Value	Aggregation VA	Rational Insider	Opportunities V.I.	500 Index V.I.	Cap Focus	VIF U.S. Real
	HLS Fund	HLS Fund	Fund	HLS Fund	Fund	Buying VA Fund	Fund	Fund	Growth V.I. Fund	Estate Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5) (6)	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$6,986,950	$1,634,146	$1,096,100	$159,073	$18,352	$—	$1,537,861	$—	$5,748

Expenses:
Administrative charges	—	(4,872)	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(915,211)	(6,010,926)	(1,038,021)	(1,050,954)	(67,333)	(45,918)	(118)	(1,415,557)	(657)	(3,113)
Total expenses	(915,211)	(6,015,798)	(1,038,021)	(1,050,954)	(67,333)	(45,918)	(118)	(1,415,557)	(657)	(3,113)
Net investment income (loss)	(915,211)	971,152	596,125	45,146	91,740	(27,566)	(118)	122,304	(657)	2,635

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,875,572	38,163,218	(1,023,363)	2,568,042	(18,996)	(106,144)	2,633	494,046	1,937	4,671
Net realized gain distributions	3,562,098	—	—	6,637,702	—	122,854	—	6,302,529	3,251	—
Change in unrealized appreciation (depreciation) during the period	(12,216,106)	(43,524,791)	(150,623)	(17,174,324)	(313,107)	(185,852)	(2,296)	(14,898,048)	(3,133)	(38,761)
Net gain (loss) on investments	(5,778,436)	(5,361,573)	(1,173,986)	(7,968,580)	(332,103)	(169,142)	337	(8,101,473)	2,055	(34,090)
Net increase (decrease) in net assets resulting from operations	$(6,693,647)	$(4,390,421)	$(577,861)	$(7,923,434)	$(240,363)	$(196,708)	$219	$(7,979,169)	$1,398	$(31,455)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

				Columbia	Columbia
			Columbia	Variable Portfolio	Variable Portfolio	Columbia
	Invesco V.I.	Morgan Stanley	Variable Portfolio	- Dividend	- Income	Variable Portfolio
	Equity and	VIF Mid Cap	-Asset Allocation	Opportunity	Opportunities	- Mid Cap	Oppenheimer	Putnam VT Small	PIMCO VIT Real	Pioneer Fund
	Income Fund	Growth Portfolio	Fund	Fund	Fund	Growth Fund	Global Fund/VA	Cap Value Fund	Return Portfolio	VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$5,037	$—	$26,886	$—	$191,635	$—	$5,405	$1,095	$12,079	$68,453

Expenses:
Administrative charges	—	—	—	—	(854)	(1,272)	—	—	—	—
Mortality and expense risk charges	(3,376)	(6,628)	(26,102)	(97,801)	(60,930)	(92,465)	(8,788)	(3,060)	(6,088)	(133,835)
Total expenses	(3,376)	(6,628)	(26,102)	(97,801)	(61,784)	(93,737)	(8,788)	(3,060)	(6,088)	(133,835)
Net investment income (loss)	1,661	(6,628)	784	(97,801)	129,851	(93,737)	(3,383)	(1,965)	5,991	(65,382)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,980	578	6,975	378,060	(134,782)	400,481	11,603	(24,829)	(8,772)	(239,838)
Net realized gain distributions	11,192	115,521	133,136	—	—	—	50,410	83,600	—	2,121,413
Change in unrealized appreciation (depreciation) during the period	(52,195)	(77,333)	(246,991)	(732,021)	(197,417)	(576,282)	(160,274)	(102,003)	(14,089)	(2,038,208)
Net gain (loss) on investments	(29,023)	38,766	(106,880)	(353,961)	(332,199)	(175,801)	(98,261)	(43,232)	(22,861)	(156,633)
Net increase (decrease) in net assets resulting from operations	$(27,362)	$32,138	$(106,096)	$(451,762)	$(202,348)	$(269,538)	$(101,644)	$(45,197)	$(16,870)	$(222,015)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2018

							Victory Variable
	Pioneer Mid Cap				Prudential SP		Insurance		Invesco V.I.	Wells Fargo VT
	Value VCT	Jennison 20/20		Prudential Value	International	Royce Small-Cap	Diversified Stock	Invesco V.I.	American	Index Asset
	Portfolio	Focus Portfolio	Jennison Portfolio	Portfolio	Growth Portfolio	Portfolio	Fund	Comstock Fund	Franchise Fund	Allocation Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$885	$—	$—	$—	$—	$1,913	$1,615	$2,162	$—	$162

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(2,451)	(1,917)	(10,538)	(4,987)	(888)	(3,703)	(4,828)	(1,912)	(17,110)	(316)
Total expenses	(2,451)	(1,917)	(10,538)	(4,987)	(888)	(3,703)	(4,828)	(1,912)	(17,110)	(316)
Net investment income (loss)	(1,566)	(1,917)	(10,538)	(4,987)	(888)	(1,790)	(3,213)	250	(17,110)	(154)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,302)	13,732	44,000	25,960	299	(17,360)	4,020	7,270	47,882	99
Net realized gain distributions	16,168	—	—	—	—	3,141	66,774	14,870	64,122	1,064
Change in unrealized appreciation (depreciation) during the period	(53,975)	(19,499)	(46,685)	(49,410)	(7,733)	(5,083)	(123,199)	(43,408)	(122,951)	(1,791)
Net gain (loss) on investments	(40,109)	(5,767)	(2,685)	(23,450)	(7,434)	(19,302)	(52,405)	(21,268)	(10,947)	(628)
Net increase (decrease) in net assets resulting from operations	$(41,675)	$(7,684)	$(13,223)	$(28,437)	$(8,322)	$(21,092)	$(55,618)	$(21,018)	$(28,057)	$(782)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (concluded)

For the Periods Ended December 31, 2018

						Columbia
	Wells Fargo VT	Wells Fargo VT	Wells Fargo VT		Columbia Variable	Variable Portfolio	CTIVPSM–
	International	Small Cap	Opportunity	HIMCO VIT	Portfolio - Large	- Overseas Core	Loomis Sayles
	Equity Fund	Growth Fund	Fund	Index Fund	Cap Growth Fund	Fund	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)

Investment income:
Dividends	$483,950	$—	$11,548	$3,265,267	$—	$129,934	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—
Mortality and expense risk charges	(59,293)	(34,176)	(37,241)	(633,199)	(310,664)	(78,330)	(160,669)
Total expenses	(59,293)	(34,176)	(37,241)	(633,199)	(310,664)	(78,330)	(160,669)
Net investment income (loss)	424,657	(34,176)	(25,693)	2,632,068	(310,664)	51,604	(160,669)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(83,858)	108,852	52,438	12,993,264	950,651	143,865	716,325
Net realized gain distributions	956,241	215,726	245,329	13,539,935	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,041,052)	(287,318)	(467,236)	(29,117,184)	(1,528,675)	(1,115,783)	(904,315)
Net gain (loss) on investments	(1,168,669)	37,260	(169,469)	(2,583,985)	(578,024)	(971,918)	(187,990)
Net increase (decrease) in net assets resulting from operations	$(744,012)	$3,084	$(195,162)	$48,083	$(888,688)	$(920,314)	$(348,659)

The accompanying notes are an integral part of these financial statements.

(1) Funded as of December 31, 2018.

(2) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.

(3) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.

(4) Liquidated as of May 12, 2018.

(5) Funded as of April 20, 2018.

(6) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.

(7) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.

(8) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.

(9) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2018

	American
	Century VP				Invesco V.I.					Columbia
	Capital	AB VPS			Government	AB VPS Growth	AB VPS		Calvert VP SRI	Variable Portfolio
	Appreciation	International	Invesco V.I. Core	Invesco V.I. High	Money Market	and Income	Intermediate	American Funds	Balanced	-Small Company
	Fund	Value Portfolio	Equity Fund	Yield Fund	Fund	Portfolio	Bond Portfolio	Growth Fund	Portfolio	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(42,480)	$(341)	$(13,197)	$56,595	$49,953	$(8,927)	$(6,873)	$(4,189)	$5,096	$(67,160)
Net realized gain (loss) on security transactions	203,889	(16,851)	84,687	(79,900)	—	50,409	(37,766)	17,156	22,389	201,847
Net realized gain distributions	19,890	—	168,197	—	—	134,671	21,209	52,610	88,050	622,749
Change in unrealized appreciation (depreciation) during the period	(335,090)	(29,218)	(501,288)	(47,871)	—	(249,333)	(18,677)	(67,422)	(149,743)	(774,454)
Net increase (decrease) in net assets resulting from operations	(153,791)	(46,410)	(261,601)	(71,176)	49,953	(73,180)	(42,107)	(1,845)	(34,208)	(17,018)

Unit transactions:
Purchases	40,741	—	11,318	—	58,123	—	60	2,058	2,401	5,157
Net transfers	(472,744)	12,916	(30,982)	183,151	16,646,062	(353)	(20,550)	40,831	(4,430)	(532,489)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(618,868)	(44,290)	(298,128)	(81,082)	(12,710,321)	(287,124)	(279,503)	(44,224)	(77,900)	(244,766)
Other transactions	(4)	1	132	(2)	6,273	(3)	11	—	9	(129)
Death benefits	—	—	(18,724)	(8,312)	(339,590)	(36,469)	(13,634)	—	—	(81,815)
Net loan activity	(9)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(985)	—	23,891	(5,859)	(15,104)	(5,302)	(60,179)	—	(8,587)	(7,342)
Net increase (decrease) in net assets resulting from unit transactions	(1,051,869)	(31,373)	(312,493)	87,896	3,645,443	(329,251)	(373,795)	(1,335)	(88,507)	(861,384)
Net increase (decrease) in net assets	(1,205,660)	(77,783)	(574,094)	16,720	3,695,396	(402,431)	(415,902)	(3,180)	(122,715)	(878,402)

Net assets:
Beginning of period	4,022,778	207,146	2,826,682	1,352,594	26,593,378	1,403,962	1,828,597	432,339	1,008,336	4,265,410
End of period	$2,817,118	$129,363	$2,252,588	$1,369,314	$30,288,774	$1,001,531	$1,412,695	$429,159	$885,621	$3,387,008

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

	Wells Fargo VT	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Omega Growth	Asset Manager	Fidelity® VIP	Contrafund®	Overseas	Freedom 2020	Freedom 2030	Freedom 2015	Freedom 2025	Freedom Income
	Fund	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(44,028)	$4,426	$(72,303)	$(53,305)	$2,527	$(399)	$(124)	$201	$643	$30
Net realized gain (loss) on security transactions	138,695	(5,330)	430,215	599,554	29,169	10,628	1,198	2,746	2,231	8
Net realized gain distributions	285,475	35,420	1,018,263	877,172	—	20,290	2,977	6,019	9,114	136
Change in unrealized appreciation (depreciation) during the period	(387,286)	(99,414)	(1,458,143)	(2,083,578)	(193,005)	(71,874)	(14,914)	(18,975)	(49,598)	(614)
Net increase (decrease) in net assets resulting from operations	(7,144)	(64,898)	(81,968)	(660,157)	(161,309)	(41,355)	(10,863)	(10,009)	(37,610)	(440)

Unit transactions:
Purchases	—	9,173	74,533	79,033	18,549	—	2,864	—	37,223	—
Net transfers	366,601	22,621	209,985	(175,731)	(46,342)	61,228	(54)	17,590	55,449	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(438,142)	(132,258)	(628,583)	(1,129,632)	(110,739)	(85,763)	(443)	(17,782)	(8,681)	(19)
Other transactions	(1)	(67)	—	(218)	1	—	1	—	—	1
Death benefits	(65,796)	—	—	—	—	—	—	—	—	—
Net loan activity	—	(1)	(5)	(24)	—	—	—	—	—	—
Net annuity transactions	—	—	(760)	(71)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(137,338)	(100,532)	(344,830)	(1,226,643)	(138,531)	(24,535)	2,368	(192)	83,991	(18)
Net increase (decrease) in net assets	(144,482)	(165,430)	(426,798)	(1,886,800)	(299,840)	(65,890)	(8,495)	(10,201)	46,381	(458)

Net assets:
Beginning of period	2,579,579	1,078,920	6,910,723	10,370,279	1,127,151	629,682	116,382	153,942	441,213	12,610
End of period	$2,435,097	$913,490	$6,483,925	$8,483,479	$827,311	$563,792	$107,887	$143,741	$487,594	$12,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

									Hartford
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Hartford	Hartford Total	Hartford Capital	Dividend and	Hartford
	FundsManager	FundsManager	FundsManager	FundsManager	Franklin Income	Balanced HLS	Return Bond HLS	Appreciation	Growth HLS	Healthcare HLS
	20% Portfolio	60% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Fund	Fund	HLS Fund	Fund	Fund

	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$44	$—	$(64)	$(18)	$33,260	$3,695,265	$5,742,243	$(5,588,348)	$2,016,851	$(469,132)
Net realized gain (loss) on security transactions	5	—	413	162	1,930	41,046,779	(661,271)	31,691,125	14,918,315	1,267,110
Net realized gain distributions	427	—	2,432	86	—	30,847,861	843,437	115,890,328	55,793,007	2,114,587
Change in unrealized appreciation (depreciation) during the period	(789)	—	(7,159)	(250)	(80,106)	(118,111,032)	(11,854,032)	(225,941,615)	(105,271,957)	(3,870,353)
Net increase (decrease) in net assets resulting from operations	(313)	—	(4,378)	(20)	(44,916)	(42,521,127)	(5,929,623)	(83,948,510)	(32,543,784)	(957,788)

Unit transactions:
Purchases	—	—	—	260	1,082	2,305,781	621,167	3,815,124	2,442,796	238,371
Net transfers	—	16,640	20,150	(89)	(4,298)	2,852	6,266,891	(17,408,205)	(8,236,155)	(497,306)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(5)	—	(14)	(3)	(144,517)	(71,690,348)	(25,794,670)	(121,409,903)	(55,884,847)	(4,163,456)
Other transactions	—	—	—	1	—	22,433	10,791	8,720	10,720	(112)
Death benefits	—	—	—	—	—	(19,921,889)	(6,669,638)	(21,125,369)	(14,023,875)	(1,018,793)
Net loan activity	—	—	—	—	—	—	—	(25)	(6)	—
Net annuity transactions	—	—	—	—	—	(4,630,618)	(384,659)	(3,354,078)	(1,612,910)	(100,174)
Net increase (decrease) in net assets resulting from unit transactions	(5)	16,640	20,136	169	(147,733)	(93,911,789)	(25,950,118)	(159,473,736)	(77,304,277)	(5,541,470)
Net increase (decrease) in net assets	(318)	16,640	15,758	149	(192,649)	(136,432,916)	(31,879,741)	(243,422,246)	(109,848,061)	(6,499,258)

Net assets:
Beginning of period	10,254	—	25,647	804	960,986	746,161,815	261,713,697	1,223,732,857	571,631,483	35,719,892
End of period	$9,936	$16,640	$41,405	$953	$768,337	$609,728,899	$229,833,956	$980,310,611	$461,783,422	$29,220,634

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

					Hartford
	Hartford Global		Hartford Growth		International	Hartford MidCap			Hartford	Hartford Small
	Growth HLS	Hartford Disciplined	Opportunities	Hartford High	Opportunities	Growth HLS	Hartford MidCap	Hartford MidCap	Ultrashort Bond	Company HLS
	Fund	Equity HLS Fund	HLS Fund	Yield HLS Fund	HLS Fund	Fund	HLS Fund	Value HLS Fund	HLS Fund	Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(882,094)	$(665,852)	$(1,973,481)	$2,158,712	$723,067	$(145,998)	$(1,936,587)	$(523,261)	$(162,099)	$(1,123,877)
Net realized gain (loss) on security transactions	4,991,319	1,424,331	3,477,809	(982,701)	7,981,399	45,246	9,178,082	818,847	85,363	3,680,904
Net realized gain distributions	7,114,627	7,310,863	17,460,918	—	—	1,657,124	14,508,720	5,960,332	—	5,393,267
Change in unrealized appreciation (depreciation) during the period	(14,656,530)	(9,991,889)	(19,144,577)	(3,615,357)	(42,035,596)	(3,425,780)	(32,932,591)	(19,774,912)	136,124	(11,395,602)
Net increase (decrease) in net assets resulting from operations	(3,432,678)	(1,922,547)	(179,331)	(2,439,346)	(33,331,130)	(1,869,408)	(11,182,376)	(13,518,994)	59,388	(3,445,308)

Unit transactions:
Purchases	303,988	363,725	453,945	209,023	844,106	72,674	415,695	199,266	252,578	234,834
Net transfers	(1,670,994)	(2,067,018)	1,420,143	(978,006)	1,986,547	(957,700)	(2,246,894)	(522,160)	5,672,225	(2,444,168)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(8,860,104)	(9,154,690)	(12,151,170)	(5,806,380)	(17,437,229)	(1,785,305)	(13,692,551)	(8,578,986)	(7,400,224)	(7,318,353)
Other transactions	132	(26)	1,567	963	3,555	(4)	(2,286)	193	1,047	(103)
Death benefits	(1,447,820)	(1,550,145)	(1,882,851)	(1,526,308)	(3,191,299)	(205,698)	(2,904,094)	(2,367,341)	(2,111,725)	(1,255,251)
Net loan activity	—	—	—	—	(4)	—	—	—	—	—
Net annuity transactions	66,775	(177,586)	119,068	(91,461)	(710,271)	(109,195)	(210,296)	129,656	(320,578)	(241,664)
Net increase (decrease) in net assets resulting from unit transactions	(11,608,023)	(12,585,740)	(12,039,298)	(8,192,169)	(18,504,595)	(2,985,228)	(18,640,426)	(11,139,372)	(3,906,677)	(11,024,705)
Net increase (decrease) in net assets	(15,040,701)	(14,508,287)	(12,218,629)	(10,631,515)	(51,835,725)	(4,854,636)	(29,822,802)	(24,658,366)	(3,847,289)	(14,470,013)

Net assets:
Beginning of period	86,590,710	80,839,876	123,052,033	55,759,858	182,178,104	19,012,730	157,473,472	95,489,502	56,349,684	80,801,951
End of period	$71,550,009	$66,331,589	$110,833,404	$45,128,343	$130,342,379	$14,158,094	$127,650,670	$70,831,136	$52,502,395	$66,331,938

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

			Hartford U.S.
	Hartford		Government		Rational Trend		BlackRock Global	BlackRock S&P	BlackRock Large	Morgan Stanley
	SmallCap Growth	Hartford Stock	Securities HLS	Hartford Value	Aggregation VA	Rational Insider	Opportunities V.I.	500 Index V.I.	Cap Focus	VIF U.S. Real
	HLS Fund	HLS Fund	Fund	HLS Fund	Fund	Buying VA Fund	Fund	Fund	Growth V.I. Fund	Estate Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account
								(6)

Operations:
Net investment income (loss)	$(915,211)	$971,152	$596,125	$45,146	$91,740	$(27,566)	$(118)	$122,304	$(657)	$2,635
Net realized gain (loss) on security transactions	2,875,572	38,163,218	(1,023,363)	2,568,042	(18,996)	(106,144)	2,633	494,046	1,937	4,671
Net realized gain distributions	3,562,098	—	—	6,637,702	—	122,854	—	6,302,529	3,251	—
Change in unrealized appreciation (depreciation) during the period	(12,216,106)	(43,524,791)	(150,623)	(17,174,324)	(313,107)	(185,852)	(2,296)	(14,898,048)	(3,133)	(38,761)
Net increase (decrease) in net assets resulting from operations	(6,693,647)	(4,390,421)	(577,861)	(7,923,434)	(240,363)	(196,708)	219	(7,979,169)	1,398	(31,455)

Unit transactions:
Purchases	311,521	1,438,916	416,390	210,913	22,287	30,416	—	242,994	—	9,469
Net transfers	444,302	(6,327,072)	1,920,032	(909,431)	(177,665)	(80,085)	(8,126)	(2,895,716)	(7,512)	(39,631)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	156,108,606	—	—
Surrenders for benefit payments and fees	(5,822,934)	(44,606,983)	(8,548,795)	(6,497,958)	(816,217)	(352,948)	(7,740)	(10,074,253)	(7)	(8,415)
Other transactions	1,201	29,099	1,610	1,817	46	7	—	(3,422)	—	—
Death benefits	(800,458)	(8,380,751)	(2,321,083)	(1,458,606)	(219,039)	(24,803)	—	(2,115,773)	—	—
Net loan activity	—	(1)	—	—	—	—	—	—	—	—
Net annuity transactions	(100,176)	(1,771,263)	(251,603)	(224,490)	(13,902)	(10,356)	—	2,882,275	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,966,544)	(59,618,055)	(8,783,449)	(8,877,755)	(1,204,490)	(437,769)	(15,866)	144,144,711	(7,519)	(38,577)
Net increase (decrease) in net assets	(12,660,191)	(64,008,476)	(9,361,310)	(16,801,189)	(1,444,853)	(634,477)	(15,647)	136,165,542	(6,121)	(70,032)

Net assets:
Beginning of period	58,774,068	484,470,924	76,408,253	76,909,236	5,047,410	2,948,261	15,647	—	34,003	288,201
End of period	$46,113,877	$420,462,448	$67,046,943	$60,108,047	$3,602,557	$2,313,784	$—	$136,165,542	$27,882	$218,169

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

				Columbia	Columbia
			Columbia	Variable Portfolio	Variable Portfolio	Columbia
	Invesco V.I.	Morgan Stanley	Variable Portfolio	- Dividend	- Income	Variable Portfolio
	Equity and	VIF Mid Cap	- Asset Allocation	Opportunity	Opportunities	- Mid Cap	Oppenheimer	Putnam VT Small	PIMCO VIT Real	Pioneer Fund
	Income Fund	Growth Portfolio	Fund	Fund	Fund	Growth Fund	Global Fund/VA	Cap Value Fund	Return Portfolio	VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,661	$(6,628)	$784	$(97,801)	$129,851	$(93,737)	$(3,383)	$(1,965)	$5,991	$(65,382)
Net realized gain (loss) on security transactions	11,980	578	6,975	378,060	(134,782)	400,481	11,603	(24,829)	(8,772)	(239,838)
Net realized gain distributions	11,192	115,521	133,136	—	—	—	50,410	83,600	—	2,121,413
Change in unrealized appreciation (depreciation) during the period	(52,195)	(77,333)	(246,991)	(732,021)	(197,417)	(576,282)	(160,274)	(102,003)	(14,089)	(2,038,208)
Net increase (decrease) in net assets resulting from operations	(27,362)	32,138	(106,096)	(451,762)	(202,348)	(269,538)	(101,644)	(45,197)	(16,870)	(222,015)

Unit transactions:
Purchases	—	3,175	4,778	5,534	4,708	5,464	27,339	2,653	6,234	78,120
Net transfers	(8,000)	172,469	19,187	303,780	48,740	(377,664)	(8,503)	(69,372)	(34,406)	(71,365)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(98,751)	(9,717)	(139,149)	(560,326)	(428,305)	(413,616)	(26,610)	(12,944)	(80,514)	(1,061,843)
Other transactions	1	—	80	(37)	(8)	(187)	—	—	22	(63)
Death benefits	—	—	(6,853)	(60,612)	(107,773)	(146,748)	—	—	—	(229,487)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	1,590	21,615	(14,879)	13,636	—	—	—	4,274
Net increase (decrease) in net assets resulting from unit transactions	(106,750)	165,927	(120,367)	(290,046)	(497,517)	(919,115)	(7,774)	(79,663)	(108,664)	(1,280,364)
Net increase (decrease) in net assets	(134,112)	198,065	(226,463)	(741,808)	(699,865)	(1,188,653)	(109,418)	(124,860)	(125,534)	(1,502,379)

Net assets:
Beginning of period	334,276	329,650	1,925,748	6,341,274	4,134,722	5,669,034	673,027	282,889	540,082	9,306,504
End of period	$200,164	$527,715	$1,699,285	$5,599,466	$3,434,857	$4,480,381	$563,609	$158,029	$414,548	$7,804,125

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2018

							Victory Variable
	Pioneer Mid Cap				Prudential SP		Insurance		Invesco V.I.	Wells Fargo VT
	Value VCT	Jennison 20/20		Prudential Value	International	Royce Small-Cap	Diversified Stock	Invesco V.I.	American	Index Asset
	Portfolio	Focus Portfolio	Jennison Portfolio	Portfolio	Growth Portfolio	Portfolio	Fund	Comstock Fund	Franchise Fund	Allocation Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,566)	$(1,917)	$(10,538)	$(4,987)	$(888)	$(1,790)	$(3,213)	$250	$(17,110)	$(154)
Net realized gain (loss) on security transactions	(2,302)	13,732	44,000	25,960	299	(17,360)	4,020	7,270	47,882	99
Net realized gain distributions	16,168	—	—	—	—	3,141	66,774	14,870	64,122	1,064
Change in unrealized appreciation (depreciation) during the period	(53,975)	(19,499)	(46,685)	(49,410)	(7,733)	(5,083)	(123,199)	(43,408)	(122,951)	(1,791)
Net increase (decrease) in net assets resulting from operations	(41,675)	(7,684)	(13,223)	(28,437)	(8,322)	(21,092)	(55,618)	(21,018)	(28,057)	(782)

Unit transactions:
Purchases	2,157	—	—	—	—	1,530	984	195	1,250	—
Net transfers	(2,136)	(6,109)	(946)	5,126	—	(77,512)	(4,434)	4,933	(4,891)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(14,363)	(15,080)	(28,391)	(63,107)	(239)	(81,234)	(3,593)	(37,802)	(63,812)	2
Other transactions	1	30	(3)	3	1	1	—	—	(4)	—
Death benefits	—	—	(39,270)	—	—	—	(1,052)	—	(1,054)	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	13,248	—	—	—	—	—	—	(1,716)	—
Net increase (decrease) in net assets resulting from unit transactions	(14,341)	(7,911)	(68,610)	(57,978)	(238)	(157,215)	(8,095)	(32,674)	(70,227)	2
Net increase (decrease) in net assets	(56,016)	(15,595)	(81,833)	(86,415)	(8,560)	(178,307)	(63,713)	(53,692)	(98,284)	(780)

Net assets:
Beginning of period	209,353	119,003	730,606	299,489	57,430	398,280	390,759	180,002	967,728	16,502
End of period	$153,337	$103,408	$648,773	$213,074	$48,870	$219,973	$327,046	$126,310	$869,444	$15,722

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2018

						Columbia
	Wells Fargo VT	Wells Fargo VT	Wells Fargo VT		Columbia Variable	Variable Portfolio	CTIVPSM–
	International	Small Cap	Opportunity	HIMCO VIT	Portfolio - Large	- Overseas Core	Loomis Sayles
	Equity Fund	Growth Fund	Fund	Index Fund	Cap Growth Fund	Fund	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)

Operations:
Net investment income (loss)	$424,657	$(34,176)	$(25,693)	$2,632,068	$(310,664)	$51,604	$(160,669)
Net realized gain (loss) on security transactions	(83,858)	108,852	52,438	12,993,264	950,651	143,865	716,325
Net realized gain distributions	956,241	215,726	245,329	13,539,935	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,041,052)	(287,318)	(467,236)	(29,117,184)	(1,528,675)	(1,115,783)	(904,315)
Net increase (decrease) in net assets resulting from operations	(744,012)	3,084	(195,162)	48,083	(888,688)	(920,314)	(348,659)

Unit transactions:
Purchases	29,456	—	108	119,761	11,013	1,621	25,028
Net transfers	(44,116)	235,646	33,471	984,373	(333,786)	(227,925)	(81,391)
Net interfund transfers due to corporate actions	—	—	—	(156,108,606)	—	—	—
Surrenders for benefit payments and fees	(398,196)	(218,488)	(244,842)	(4,459,391)	(1,696,339)	(478,721)	(1,586,786)
Other transactions	8	4	—	9,980	(220)	(14)	(815)
Death benefits	(107,025)	(39,223)	(15,689)	(900,400)	(360,958)	(96,529)	(203,257)
Net loan activity	—	—	—	—	—	—	—
Net annuity transactions	(10,233)	(19,280)	(14,490)	(4,415,502)	(78,430)	(20,002)	(26,725)
Net increase (decrease) in net assets resulting from unit transactions	(530,106)	(41,341)	(241,442)	(164,769,785)	(2,458,720)	(821,570)	(1,873,946)
Net increase (decrease) in net assets	(1,274,118)	(38,257)	(436,604)	(164,721,702)	(3,347,408)	(1,741,884)	(2,222,605)

Net assets:
Beginning of period	4,495,564	2,040,029	2,625,386	164,721,702	22,120,050	5,972,311	12,060,121
End of period	$3,221,446	$2,001,772	$2,188,782	$—	$18,772,642	$4,230,427	$9,837,516

The accompanying notes are an integral part of these financial statements.

(1) Funded as of December 31, 2018.

(2) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.

(3) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.

(4) Liquidated as of May 12, 2018.

(5) Funded as of April 20, 2018.

(6) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.

(7) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.

(8) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.

(9) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2017

	American
	Century VP				Invesco V.I.					Columbia
	Capital	AB VPS			Government	AB VPS Growth	AB VPS		Calvert VP SRI	Variable Portfolio
	Appreciation	International	Invesco V.I. Core	Invesco V.I. High	Money Market	and Income	Intermediate	American Funds	Balanced	- Small Company
	Fund	Value Portfolio	Equity Fund	Yield Fund	Fund	Portfolio	Bond Portfolio	Growth Fund	Portfolio	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(48,504)	$1,296	$(9,577)	$57,979	$(296,572)	$(2,416)	$28,855	$(2,750)	$8,415	$(66,819)
Net realized gain (loss) on security transactions	126,590	(13,098)	102,240	(67,223)	—	55,569	(9,983)	13,950	38,053	180,601
Net realized gain distributions	489,614	—	151,681	—	—	117,755	16,841	32,545	10,776	202,943
Change in unrealized appreciation (depreciation) during the period	180,996	55,366	74,351	86,778	—	44,136	(3,456)	44,530	50,054	670,328
Net increase (decrease) in net assets resulting from operations	748,696	43,564	318,695	77,534	(296,572)	215,044	32,257	88,275	107,298	987,053

Unit transactions:
Purchases	47,908	963	4,030	51,322	77,570	—	60	3,876	2,142	4,731
Net transfers	(234,929)	(27,567)	16,632	128,115	9,836,581	(5,980)	304,777	62,609	10,354	196,561
Surrenders for benefit payments and fees	(452,039)	(10,207)	(350,849)	(383,821)	(17,060,113)	(107,522)	(78,408)	(72,360)	(165,784)	(403,705)
Other transactions	(1)	(1)	4	(4)	886	1,473	(1)	—	(3)	15
Death benefits	—	—	(41,629)	(31,111)	(2,760,552)	(54,699)	(65,335)	—	—	(81,028)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(898)	—	(13,548)	(4,302)	337	(28,600)	(34,158)	—	(8,418)	457
Net increase (decrease) in net assets resulting from unit transactions	(639,959)	(36,812)	(385,360)	(239,801)	(9,905,291)	(195,328)	126,935	(5,875)	(161,709)	(282,969)
Net increase (decrease) in net assets	108,737	6,752	(66,665)	(162,267)	(10,201,863)	19,716	159,192	82,400	(54,411)	704,084

Net assets:
Beginning of period	3,914,041	200,394	2,893,347	1,514,861	36,795,241	1,384,246	1,669,405	349,939	1,062,747	3,561,326
End of period	$4,022,778	$207,146	$2,826,682	$1,352,594	$26,593,378	$1,403,962	$1,828,597	$432,339	$1,008,336	$4,265,410

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

	Wells Fargo VT	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Omega Growth	Asset Manager	Fidelity® VIP	Contrafund®	Overseas	Freedom 2020	Freedom 2030	Freedom 2015	Freedom 2025	Freedom Income
	Fund	Portfolio	Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,012)	$6,907	$(64,217)	$(23,716)	$2,401	$1,515	$(249)	$(521)	$(1,118)	$10
Net realized gain (loss) on security transactions	33,669	(5,802)	396,993	578,179	45,099	8,508	5,869	12,645	18,986	8
Net realized gain distributions	67,598	126,848	465,397	532,633	1,023	13,542	4,492	4,965	17,603	104
Change in unrealized appreciation (depreciation) during the period	559,494	6,781	1,027,707	776,455	224,712	43,417	11,686	7,355	43,035	706
Net increase (decrease) in net assets resulting from operations	630,749	134,734	1,825,880	1,863,551	273,235	66,982	21,798	24,444	78,506	828

Unit transactions:
Purchases	125	5,709	43,129	74,340	12,125	—	13,110	—	35,892	—
Net transfers	140,994	(5,450)	38,599	(182,943)	25,213	201,668	10,807	(20,213)	(318,894)	—
Surrenders for benefit payments and fees	(94,005)	(176,368)	(692,708)	(930,589)	(235,928)	(65,040)	(48,463)	(44,201)	(45,487)	(19)
Other transactions	83	(3)	1	(10)	(12)	—	(1)	(1)	—	—
Death benefits	(31,677)	—	—	—	—	—	—	—	—	—
Net loan activity	—	—	—	(27)	(6)	—	—	—	—	—
Net annuity transactions	(2,483)	—	(653)	(59)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	13,038	(176,112)	(611,632)	(1,039,288)	(198,608)	136,628	(24,547)	(64,415)	(328,489)	(19)
Net increase (decrease) in net assets	643,786	(41,378)	1,214,248	824,263	74,627	203,610	(2,749)	(39,971)	(249,983)	809

Net assets:
Beginning of period	1,935,793	1,120,298	5,696,475	9,546,016	1,052,524	426,072	119,131	193,913	691,196	11,801
End of period	$2,579,579	$1,078,920	$6,910,723	$10,370,279	$1,127,151	$629,682	$116,382	$153,942	$441,213	$12,610

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

								Hartford
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Hartford	Hartford Total	Hartford Capital	Dividend and	Hartford	Hartford Global
	FundsManager	FundsManager	FundsManager	Franklin Income	Balanced HLS	Return Bond HLS	Appreciation HLS	Growth HLS	Healthcare HLS	Growth HLS
	20% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Fund	Fund	Fund	Fund	Fund	Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(9)	$(110)	$(294)	$27,764	$6,857,757	$3,808,416	$(3,302,819)	$737,068	$(527,884)	$(823,115)
Net realized gain (loss) on security transactions	8	60	3,926	1,695	40,150,606	428,936	26,912,106	15,270,963	1,208,898	3,826,944
Net realized gain distributions	58	170	13	—	—	—	63,563,888	38,386,910	5,303,669	3,734,829
Change in unrealized appreciation (depreciation) during the period	511	3,697	1,382	47,032	50,612,545	5,298,096	134,688,470	32,081,241	730,695	14,520,318
Net increase (decrease) in net assets resulting from operations	568	3,817	5,027	76,491	97,620,908	9,535,448	221,861,645	86,476,182	6,715,378	21,258,976

Unit transactions:
Purchases	—	—	1,760	1,619	4,051,524	2,224,677	4,577,674	4,003,693	126,338	573,940
Net transfers	—	(12)	—	(8,070)	(1,538,625)	10,475,121	(13,591,574)	(9,489,835)	(547,481)	2,590,271
Surrenders for benefit payments and fees	(5)	(8)	(39,135)	(49,395)	(72,850,789)	(30,569,692)	(112,550,621)	(55,399,292)	(3,120,628)	(7,977,657)
Other transactions	—	(1)	(1)	—	8,863	1,640	7,828	6,302	671	810
Death benefits	—	—	—	—	(22,291,562)	(6,694,787)	(22,709,875)	(13,685,760)	(1,035,435)	(1,487,256)
Net loan activity	—	—	—	—	—	(2)	(26)	(15)	—	—
Net annuity transactions	—	—	—	—	(3,043,103)	(1,091,031)	(2,228,401)	(1,510,688)	(139,140)	(64,996)
Net increase (decrease) in net assets resulting from unit transactions	(5)	(21)	(37,376)	(55,846)	(95,663,692)	(25,654,074)	(146,494,995)	(76,075,595)	(4,715,675)	(6,364,888)
Net increase (decrease) in net assets	563	3,796	(32,349)	20,645	1,957,216	(16,118,626)	75,366,650	10,400,587	1,999,703	14,894,088

Net assets:
Beginning of period	9,691	21,851	33,153	940,341	744,204,599	277,832,323	1,148,366,207	561,230,896	33,720,189	71,696,622
End of period	$10,254	$25,647	$804	$960,986	$746,161,815	$261,713,697	$1,223,732,857	$571,631,483	$35,719,892	$86,590,710

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

				Hartford						Hartford
	Hartford	Hartford Growth		International	Hartford Small/			Hartford	Hartford Small	SmallCap
	Disciplined	Opportunities HLS	Hartford High	Opportunities	Mid Cap Equity	Hartford MidCap	Hartford MidCap	Ultrashort Bond	Company HLS	Growth HLS
	Equity HLS Fund	Fund	Yield HLS Fund	HLS Fund	HLS Fund	HLS Fund	Value HLS Fund	HLS Fund	Fund	Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(522,758)	$(1,792,575)	$2,519,901	$(31,015)	$(127,230)	$(1,912,907)	$(949,817)	$(381,599)	$(1,017,458)	$(875,625)
Net realized gain (loss) on security transactions	937,667	1,019,831	(1,112,128)	9,025,436	(13,723)	8,963,879	984,522	67,022	793,803	2,258,951
Net realized gain distributions	8,337,091	1,488,441	—	—	583,244	7,246,840	6,279,381	—	—	—
Change in unrealized appreciation (depreciation) during the period	5,525,935	28,192,454	1,992,421	27,998,243	1,803,787	16,853,277	4,211,792	74,004	16,525,082	8,136,279
Net increase (decrease) in net assets resulting from operations	14,277,935	28,908,151	3,400,194	36,992,664	2,246,078	31,151,089	10,525,878	(240,573)	16,301,427	9,519,605

Unit transactions:
Purchases	444,518	499,821	147,305	1,250,845	82,361	641,385	374,559	228,981	625,263	347,671
Net transfers	(743,880)	1,491,890	(157,754)	265,616	(3,076,262)	(4,285,758)	(2,310,137)	588,545	1,787,810	(437,939)
Surrenders for benefit payments and fees	(7,927,804)	(11,120,850)	(5,993,518)	(17,574,504)	(1,663,720)	(12,384,817)	(8,494,718)	(7,428,067)	(5,958,401)	(5,485,283)
Other transactions	804	536	2,418	3,633	1,374	1,192	1,015	1,851	1,757	112
Death benefits	(1,563,137)	(2,220,691)	(1,380,118)	(3,456,798)	(357,458)	(3,103,320)	(1,850,054)	(848,565)	(2,027,444)	(1,117,370)
Net loan activity	—	—	—	(13)	—	—	—	—	—	—
Net annuity transactions	(179,430)	(261,848)	(317,683)	(266,320)	(12,855)	(77,010)	(205,161)	228,373	(68,074)	(115,267)
Net increase (decrease) in net assets resulting from unit transactions	(9,968,929)	(11,611,142)	(7,699,350)	(19,777,541)	(5,026,560)	(19,208,328)	(12,484,496)	(7,228,882)	(5,639,089)	(6,808,076)
Net increase (decrease) in net assets	4,309,006	17,297,009	(4,299,156)	17,215,123	(2,780,482)	11,942,761	(1,958,618)	(7,469,455)	10,662,338	2,711,529

Net assets:
Beginning of period	76,530,870	105,755,024	60,059,014	164,962,981	21,793,212	145,530,711	97,448,120	63,819,139	70,139,613	56,062,539
End of period	$80,839,876	$123,052,033	$55,759,858	$182,178,104	$19,012,730	$157,473,472	$95,489,502	$56,349,684	$80,801,951	$58,774,068

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

		Hartford U.S.
		Government				BlackRock Global	BlackRock Large	Morgan Stanley	Invesco V.I	Morgan Stanley
	Hartford Stock	Securities HLS	Hartford Value	Rational Dividend	Rational Insider	Opportunities V.I.	Cap Focus	VIF U.S. Real	Equity and	VIF Mid Cap
	HLS Fund	Fund	HLS Fund	Capture VA Fund	Buying VA Fund	Fund	Growth V.I. Fund	Estate Portfolio	Income Fund	Growth Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,127,867	$511,371	$154,734	$90,882	$(31,501)	$(229)	$(237)	$391	$687	$(3,166)
Net realized gain (loss) on security transactions	35,252,388	(758,690)	3,520,144	20,927	(150,302)	3,914	84	10,685	4,212	(14,986)
Net realized gain distributions	—	—	5,329,957	—	357,295	1,966	5,283	—	5,831	—
Change in unrealized appreciation (depreciation) during the period	42,340,109	149,045	674,415	(285,773)	252,815	(337)	(1,751)	(8,633)	18,235	87,585
Net increase (decrease) in net assets resulting from operations	79,720,364	(98,274)	9,679,250	(173,964)	428,307	5,314	3,379	2,443	28,965	69,433

Unit transactions:
Purchases	2,198,230	561,323	650,099	48,653	1,310	—	—	9,899	60	2,917
Net transfers	(8,438,739)	2,693,441	(1,485,268)	114,576	(84,225)	(14,468)	24,526	(115,249)	41,158	115,875
Surrenders for benefit payments and fees	(42,816,228)	(10,800,982)	(7,338,873)	(743,019)	(396,157)	(2,721)	(7)	(42,647)	(18,119)	(47,137)
Other transactions	8,593	3,004	1,771	56	(3)	1	—	—	—	(2)
Death benefits	(9,351,156)	(2,480,552)	(1,510,991)	(183,274)	(13,207)	—	—	—	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(1,752,517)	(340,941)	(43,524)	17,523	8,008	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(60,151,817)	(10,364,707)	(9,726,786)	(745,485)	(484,274)	(17,188)	24,519	(147,997)	23,099	71,653
Net increase (decrease) in net assets	19,568,547	(10,462,981)	(47,536)	(919,449)	(55,967)	(11,874)	27,898	(145,554)	52,064	141,086

Net assets:
Beginning of period	464,902,377	86,871,234	76,956,772	5,966,859	3,004,228	27,521	6,105	433,755	282,212	188,564
End of period	$484,470,924	$76,408,253	$76,909,236	$5,047,410	$2,948,261	$15,647	$34,003	$288,201	$334,276	$329,650

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

		Columbia	Columbia
	Columbia	Variable Portfolio	Variable Portfolio	Columbia
	Variable Portfolio	- Dividend	- Income	Variable Portfolio					Pioneer Mid Cap
	-Asset Allocation	Opportunity	Opportunities	- Mid Cap	Oppenheimer	Putnam VT Small	PIMCO VIT Real	Pioneer Fund	Value VCT	Jennison 20/20
	Fund	Fund	Fund	Growth Fund	Global Fund/VA	Cap Value Fund	Return Portfolio	VCT Portfolio	Portfolio	Focus Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,666	$(104,470)	$216,743	$(89,584)	$(3,271)	$(1,507)	$6,288	$(51,097)	$(1,214)	$(1,752)
Net realized gain (loss) on security transactions	(10,843)	525,551	(117,533)	308,006	17,004	(1,195)	(3,671)	(141,421)	(1,907)	2,609
Net realized gain distributions	1,860	—	—	—	—	11,786	—	1,260,940	21,163	—
Change in unrealized appreciation (depreciation) during the period	266,759	346,064	106,032	797,575	155,802	8,517	10,503	543,372	4,138	25,329
Net increase (decrease) in net assets resulting from operations	262,442	767,145	205,242	1,015,997	169,535	17,601	13,120	1,611,794	22,180	26,186

Unit transactions:
Purchases	5,077	8,714	6,195	2,279	4,181	2,862	7,394	19,603	3,158	—
Net transfers	(213,887)	(904,482)	150,753	170,798	91,599	115,119	(17,471)	(208,025)	59,511	—
Surrenders for benefit payments and fees	(234,017)	(784,240)	(400,698)	(535,875)	(143,093)	(59,131)	(25,206)	(793,590)	(40,770)	(2,741)
Other transactions	(7)	3	—	7	—	(1)	22	(29)	(1)	(1)
Death benefits	(36,455)	(55,104)	(75,379)	(36,646)	—	—	—	(71,537)	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	7,458	10,585	(14,779)	(25,031)	—	—	—	(19,502)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(471,831)	(1,724,524)	(333,908)	(424,468)	(47,313)	58,849	(35,261)	(1,073,080)	21,898	(2,742)
Net increase (decrease) in net assets	(209,389)	(957,379)	(128,666)	591,529	122,222	76,450	(22,141)	538,714	44,078	23,444

Net assets:
Beginning of period	2,135,137	7,298,653	4,263,388	5,077,505	550,805	206,439	562,223	8,767,790	165,275	95,559
End of period	$1,925,748	$6,341,274	$4,134,722	$5,669,034	$673,027	$282,889	$540,082	$9,306,504	$209,353	$119,003

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2017

					Victory Variable
			Prudential SP		Insurance		Invesco V.I.	Wells Fargo VT	Wells Fargo VT
		Prudential Value	International	Royce Small-Cap	Diversified Stock	Invesco V.I.	American	Index Asset	International
	Jennison Fund	Portfolio	Growth Portfolio	Portfolio	Fund	Comstock Fund	Franchise Fund	Allocation Fund	Equity Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(9,582)	$(5,954)	$(802)	$(1,602)	$(2,053)	$1,108	$(16,141)	$(181)	$67,823
Net realized gain (loss) on security transactions	30,569	58,538	162	(23,093)	2,234	10,727	18,841	97	29,143
Net realized gain distributions	—	—	—	—	5,150	7,128	116,561	664	—
Change in unrealized appreciation (depreciation) during the period	174,841	(8,411)	15,022	36,713	73,357	6,693	106,329	939	823,996
Net increase (decrease) in net assets resulting from operations	195,828	44,173	14,382	12,018	78,688	25,656	225,590	1,519	920,962

Unit transactions:
Purchases	—	—	—	5,082	—	336	345	—	—
Net transfers	(2,500)	(55,142)	—	(31,893)	352	(18,633)	(13,412)	—	80,676
Surrenders for benefit payments and fees	(56,121)	(90,300)	(208)	(59,408)	(10,256)	(9,227)	(89,984)	(1)	(681,753)
Other transactions	(6)	(2)	(1)	—	(1)	(1)	1	—	4
Death benefits	(1,168)	(986)	—	—	—	—	(30,549)	—	(90,922)
Net loan activity	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	—	—	—	—	(1,561)	—	(7,485)
Net increase (decrease) in net assets resulting from unit transactions	(59,795)	(146,430)	(209)	(86,219)	(9,905)	(27,525)	(135,160)	(1)	(699,480)
Net increase (decrease) in net assets	136,033	(102,257)	14,173	(74,201)	68,783	(1,869)	90,430	1,518	221,482

Net assets:
Beginning of period	594,573	401,746	43,257	472,481	321,976	181,871	877,298	14,984	4,274,082
End of period	$730,606	$299,489	$57,430	$398,280	$390,759	$180,002	$967,728	$16,502	$4,495,564

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Hartford Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2017

					Columbia
				Columbia	Variable Portfolio
	Wells Fargo VT	Wells Fargo VT		Variable Portfolio	- Select	Variable Portfolio
	Small Cap	Opportunity	HIMCO VIT	- Large Cap	International	- Loomis Sayles
	Growth Fund	Fund	Index Fund	Growth Fund	Equity Fund	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(32,543)	$(13,313)	$766,459	$(296,925)	$17,437	$(164,256)
Net realized gain (loss) on security transactions	149,703	161,640	2,675,703	573,416	77,285	417,605
Net realized gain distributions	67,029	216,205	8,890,519	—	—	—
Change in unrealized appreciation (depreciation) during the period	305,234	113,715	16,282,651	4,647,805	1,138,464	2,815,609
Net increase (decrease) in net assets resulting from operations	489,423	478,247	28,615,332	4,924,296	1,233,186	3,068,958

Unit transactions:
Purchases	—	69	747,066	91,827	4,453	4,554
Net transfers	(324,937)	(338,371)	223,850	(129,514)	56,559	(94,296)
Surrenders for benefit payments and fees	(220,722)	(245,092)	(11,360,555)	(1,756,622)	(463,671)	(1,106,534)
Other transactions	(21)	1	3,527	60	70	27
Death benefits	(97,416)	(169,016)	(2,881,258)	(308,062)	(40,819)	(323,982)
Net loan activity	—	—	—	—	—	—
Net annuity transactions	(6,382)	(20,890)	(757,562)	16,935	4,514	11,436
Net increase (decrease) in net assets resulting from unit transactions	(649,478)	(773,299)	(14,024,932)	(2,085,376)	(438,894)	(1,508,795)
Net increase (decrease) in net assets	(160,055)	(295,052)	14,590,400	2,838,920	794,292	1,560,163

Net assets:
Beginning of period	2,200,084	2,920,438	150,131,302	19,281,130	5,178,019	10,499,958
End of period	$2,040,029	$2,625,386	$164,721,702	$22,120,050	$5,972,311	$12,060,121

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Notes to Financial Statements

December 31, 2018

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts will not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, AB VPS Intermediate Bond Portfolio, American Funds Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Fidelity ® VIP FundsManager 60% Portfolio, Fidelity® VIP FundsManager 85% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Formerly Hartford Small/Mid Cap Equity HLS Fund), Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Rational Trend Aggregation VA Fund (Formerly Rational Dividend Capture VA Fund), Rational Insider Buying VA Fund, BlackRock Global Opportunities V.I. Fund*, BlackRock S&P 500 Index V.I. Fund (Merged with HIMCO VIT Index Fund), BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Mid Cap Growth Portfolio, Columbia Variable Portfolio - Asset Allocation Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Global Fund/VA, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential SP International Growth Portfolio, Royce Small-Cap Portfolio, Victory Variable Insurance Diversified Stock Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund (Merged with BlackRock S&P 500 Index V.I. Fund), Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund (Formerly Columbia Variable Portfolio - Select International Equity Fund), CTIVPSM– Loomis Sayles Growth Fund (Formerly Variable Portfolio - Loomis Sayles Growth Fund).

* During 2018, this Sub-Account was liquidated.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner’s unitized performance correlates with the share class associated with the contract owner’s product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, “Financial Services - Investment Companies.” The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2018 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2018 and 2017.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013 and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2018.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%

Earnings Protection Benefit Charge maximum of 0.20%

Principal First Charge maximum of 0.75%

Principal First Preferred Charge maximum of 0.20%

MAV/EPB Death Benefit Charge maximum of 0.30%

MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f)               Transactions with Related Parties - Up to and including April 20, 2018 the Sponsor Company and its affiliates received fees from the HIMCO VIT funds for services provided. The fees received for these services are a maximum of 0.55% of the Funds’ average daily net assets. On April 20, 2018, as disclosed in Note 1, the HIMCO VIT funds were merged with Blackrock funds. Up to and including May 31, 2018 the Sponsor Company and its affiliates received fees from the HLS funds for services provided. The fees received for these services are a maximum of 1.12% of the Funds’ average daily net assets. As a result of the Talcott Resolution Sale Transaction disclosed in Note 1, the HLS funds are no longer affiliated with the Sponsor Company or its affiliates.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$88,295	$1,162,766
AB VPS International Value Portfolio	$35,076	$66,798
Invesco V.I. Core Equity Fund	$630,038	$787,529
Invesco V.I. High Yield Fund	$1,312,350	$1,167,858
Invesco V.I. Government Money Market Fund	$38,346,362	$34,650,982
AB VPS Growth and Income Portfolio	$150,128	$353,636
AB VPS Intermediate Bond Portfolio	$86,908	$446,366
American Funds Growth Fund	$204,510	$157,424
Calvert VP SRI Balanced Portfolio	$108,332	$103,694
Columbia Variable Portfolio - Small Company Growth Fund	$1,713,208	$2,019,000
Wells Fargo VT Omega Growth Fund	$786,296	$682,191
Fidelity® VIP Asset Manager Portfolio	$108,247	$168,946
Fidelity® VIP Growth Portfolio	$1,855,381	$1,254,259
Fidelity® VIP Contrafund® Portfolio	$1,166,909	$1,569,706
Fidelity® VIP Overseas Portfolio	$48,439	$184,455
Fidelity® VIP Freedom 2020 Portfolio	$117,862	$122,506
Fidelity® VIP Freedom 2030 Portfolio	$15,113	$9,894
Fidelity® VIP Freedom 2015 Portfolio	$25,978	$19,956
Fidelity® VIP Freedom 2025 Portfolio	$119,184	$25,436
Fidelity® VIP Freedom Income Portfolio	$322	$176
Fidelity® VIP FundsManager 20% Portfolio	$599	$139
Fidelity® VIP FundsManager 60% Portfolio	$16,640	$—
Fidelity® VIP FundsManager 70% Portfolio	$25,481	$2,973
Fidelity® VIP FundsManager 85% Portfolio	$8,531	$8,293
Franklin Income VIP Fund	$44,827	$159,300
Hartford Balanced HLS Fund	$51,736,729	$111,105,466
Hartford Total Return Bond HLS Fund	$24,027,351	$43,391,791
Hartford Capital Appreciation HLS Fund	$142,474,559	$191,646,321
Hartford Dividend and Growth HLS Fund	$73,316,502	$92,810,957
Hartford Healthcare HLS Fund	$2,769,688	$6,665,705
Hartford Global Growth HLS Fund	$12,935,000	$18,310,497
Hartford Disciplined Equity HLS Fund	$11,078,590	$17,019,304
Hartford Growth Opportunities HLS Fund	$28,842,956	$25,394,800
Hartford High Yield HLS Fund	$5,409,363	$11,442,815
Hartford International Opportunities HLS Fund	$12,100,697	$29,882,267
Hartford MidCap Growth HLS Fund+	$3,225,241	$4,699,343
Hartford MidCap HLS Fund	$14,671,268	$20,739,562
Hartford MidCap Value HLS Fund	$9,445,403	$15,147,700
Hartford Ultrashort Bond HLS Fund	$10,121,532	$14,190,337
Hartford Small Company HLS Fund	$11,917,063	$18,672,391
Hartford SmallCap Growth HLS Fund	$7,364,952	$10,684,600
Hartford Stock HLS Fund	$9,770,595	$68,417,496
Hartford U.S. Government Securities HLS Fund	$7,112,947	$15,300,285
Hartford Value HLS Fund	$9,605,978	$11,800,897

Rational Trend Aggregation VA Fund+	$308,850	$1,421,601
Rational Insider Buying VA Fund	$308,171	$650,650
BlackRock Global Opportunities V.I. Fund+	$—	$15,983
BlackRock S&P 500 Index V.I. Fund+	$167,048,151	$16,478,610
BlackRock Large Cap Focus Growth V.I. Fund	$3,251	$8,176
Morgan Stanley VIF U.S. Real Estate Portfolio	$179,588	$215,542
Invesco V.I. Equity and Income Fund	$16,230	$110,131
Morgan Stanley VIF Mid Cap Growth Portfolio	$324,879	$50,061
Columbia Variable Portfolio - Asset Allocation Fund	$199,468	$185,915
Columbia Variable Portfolio - Dividend Opportunity Fund	$591,692	$979,539
Columbia Variable Portfolio - Income Opportunities Fund	$326,960	$694,627
Columbia Variable Portfolio - Mid Cap Growth Fund	$940,367	$1,953,221
Oppenheimer Global Fund/VA	$144,663	$105,412
Putnam VT Small Cap Value Fund	$89,352	$87,392
PIMCO VIT Real Return Portfolio	$17,374	$120,051
Pioneer Fund VCT Portfolio	$2,328,862	$1,553,196
Pioneer Mid Cap Value VCT Portfolio	$26,242	$25,990
Jennison 20/20 Focus Portfolio	$15,342	$25,168
Jennison Portfolio	$—	$79,149
Prudential Value Portfolio	$5,128	$68,093
Prudential SP International Growth Portfolio	$—	$1,127
Royce Small-Cap Portfolio	$24,816	$180,682
Victory Variable Insurance Diversified Stock Fund	$74,349	$18,885
Invesco V.I. Comstock Fund	$27,833	$45,398
Invesco V.I. American Franchise Fund	$1,037,381	$1,060,594
Wells Fargo VT Index Asset Allocation Fund	$1,227	$316
Wells Fargo VT International Equity Fund	$1,544,881	$694,089
Wells Fargo VT Small Cap Growth Fund	$519,865	$379,656
Wells Fargo VT Opportunity Fund	$317,184	$338,991
HIMCO VIT Index Fund+	$17,612,220	$166,210,023
Columbia Variable Portfolio - Large Cap Growth Fund	$751,447	$3,520,829
Columbia Variable Portfolio - Overseas Core Fund+	$369,558	$1,139,523
CTIVPSM— Loomis Sayles Growth Fund+	$540,485	$2,575,102

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2018 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/ (Decrease)
American Century VP Capital Appreciation Fund	12,390	274,759	(262,369)
AB VPS International Value Portfolio	3,481	7,376	(3,895)
Invesco V.I. Core Equity Fund	48,782	224,258	(175,476)
Invesco V.I. High Yield Fund	75,654	183,184	(107,530)
Invesco V.I. Government Money Market Fund	4,034,373	3,643,195	391,178
AB VPS Growth and Income Portfolio	3,249	133,481	(130,232)

AB VPS Intermediate Bond Portfolio	4,027	32,682	(28,655)
American Funds Growth Fund	6,264	6,118	146
Calvert VP SRI Balanced Portfolio	460	17,936	(17,476)
Columbia Variable Portfolio - Small Company Growth Fund	86,992	286,092	(199,100)
Wells Fargo VT Omega Growth Fund	206,468	256,498	(50,030)
Fidelity® VIP Asset Manager Portfolio	4,568	42,714	(38,146)
Fidelity® VIP Growth Portfolio	149,288	232,744	(83,456)
Fidelity® VIP Contrafund® Portfolio	25,619	197,043	(171,424)
Fidelity® VIP Overseas Portfolio	7,794	66,357	(58,563)
Fidelity® VIP Freedom 2020 Portfolio	3,629	4,495	(866)
Fidelity® VIP Freedom 2030 Portfolio	374	291	83
Fidelity® VIP Freedom 2015 Portfolio	785	797	(12)
Fidelity® VIP Freedom 2025 Portfolio	3,986	748	3,238
Fidelity® VIP Freedom Income Portfolio	—	1	(1)
Fidelity® VIP FundsManager 20% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 60% Portfolio	765	—	765
Fidelity® VIP FundsManager 70% Portfolio	867	98	769
Fidelity® VIP FundsManager 85% Portfolio	274	266	8
Franklin Income VIP Fund	64	8,500	(8,436)
Hartford Balanced HLS Fund	3,119,822	20,103,715	(16,983,893)
Hartford Total Return Bond HLS Fund	4,557,162	13,911,426	(9,354,264)
Hartford Capital Appreciation HLS Fund	2,667,995	16,602,770	(13,934,775)
Hartford Dividend and Growth HLS Fund	2,255,128	16,698,770	(14,443,642)
Hartford Healthcare HLS Fund	107,466	965,759	(858,293)
Hartford Global Growth HLS Fund	1,399,997	4,741,805	(3,341,808)
Hartford Disciplined Equity HLS Fund	966,093	5,120,276	(4,154,183)
Hartford Growth Opportunities HLS Fund	2,381,900	5,260,454	(2,878,554)
Hartford High Yield HLS Fund	938,299	3,936,245	(2,997,946)
Hartford International Opportunities HLS Fund	3,739,730	10,090,715	(6,350,985)
Hartford MidCap Growth HLS Fund+	75,199	228,697	(153,498)
Hartford MidCap HLS Fund	59,203	1,814,631	(1,755,428)
Hartford MidCap Value HLS Fund	920,402	4,261,645	(3,341,243)
Hartford Ultrashort Bond HLS Fund	7,125,943	9,588,818	(2,462,875)
Hartford Small Company HLS Fund	1,592,802	3,960,607	(2,367,805)
Hartford SmallCap Growth HLS Fund	1,021,120	2,508,258	(1,487,138)
Hartford Stock HLS Fund	1,050,166	9,118,375	(8,068,209)
Hartford U.S. Government Securities HLS Fund	4,859,407	12,150,922	(7,291,515)
Hartford Value HLS Fund	839,746	4,440,400	(3,600,654)
Rational Trend Aggregation VA Fund+	65,538	625,255	(559,717)
Rational Insider Buying VA Fund	66,517	242,819	(176,302)
BlackRock Global Opportunities V.I. Fund+	—	4,705	(4,705)
BlackRock S&P 500 Index V.I. Fund+	16,748,696	1,571,795	15,176,901
BlackRock Large Cap Focus Growth V.I. Fund	—	2,970	(2,970)
Morgan Stanley VIF U.S. Real Estate Portfolio	10,190	13,040	(2,850)
Invesco V.I. Equity and Income Fund	1	5,607	(5,606)
Morgan Stanley VIF Mid Cap Growth Portfolio	9,745	1,935	7,810

Columbia Variable Portfolio - Asset Allocation Fund	26,123	86,345	(60,222)
Columbia Variable Portfolio - Dividend Opportunity Fund	39,106	57,159	(18,053)
Columbia Variable Portfolio - Income Opportunities Fund	11,656	55,375	(43,719)
Columbia Variable Portfolio - Mid Cap Growth Fund	56,140	111,766	(55,626)
Oppenheimer Global Fund/VA	4,564	5,284	(720)
Putnam VT Small Cap Value Fund	307	5,133	(4,826)
PIMCO VIT Real Return Portfolio	485	8,288	(7,803)
Pioneer Fund VCT Portfolio	66,978	682,524	(615,546)
Pioneer Mid Cap Value VCT Portfolio	517	1,395	(878)
Jennison 20/20 Focus Portfolio	4,986	7,892	(2,906)
Jennison Portfolio	—	38,141	(38,141)
Prudential Value Portfolio	2,474	25,540	(23,066)
Prudential SP International Growth Portfolio	—	178	(178)
Royce Small-Cap Portfolio	1,071	9,780	(8,709)
Victory Variable Insurance Diversified Stock Fund	306	756	(450)
Invesco V.I. Comstock Fund	524	2,203	(1,679)
Invesco V.I. American Franchise Fund	48,424	51,191	(2,767)
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	70,936	379,076	(308,140)
Wells Fargo VT Small Cap Growth Fund	11,548	13,006	(1,458)
Wells Fargo VT Opportunity Fund	2,890	14,162	(11,272)
HIMCO VIT Index Fund+	265,432	23,270,732	(23,005,300)
Columbia Variable Portfolio - Large Cap Growth Fund	56,606	228,660	(172,054)
Columbia Variable Portfolio - Overseas Core Fund+	21,096	87,005	(65,909)
CTIVPSM— Loomis Sayles Growth Fund+	39,670	170,757	(131,087)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/ (Decrease)
American Century VP Capital Appreciation Fund	15,205	192,329	(177,124)
AB VPS International Value Portfolio	968	5,217	(4,249)
Invesco V.I. Core Equity Fund	13,801	263,627	(249,826)
Invesco V.I. High Yield Fund	134,333	244,630	(110,297)
Invesco V.I. Government Money Market Fund	2,781,625	3,830,662	(1,049,037)
AB VPS Growth and Income Portfolio	42,359	128,099	(85,740)
AB VPS Intermediate Bond Portfolio	23,050	13,166	9,884
American Funds Growth Fund	6,967	7,452	(485)
Calvert VP SRI Balanced Portfolio	4,165	37,338	(33,173)
Columbia Variable Portfolio - Small Company Growth Fund	117,887	346,637	(228,750)
Wells Fargo VT Omega Growth Fund	155,578	133,353	22,225
Fidelity® VIP Asset Manager Portfolio	1,016	57,969	(56,953)
Fidelity® VIP Growth Portfolio	45,553	192,849	(147,296)
Fidelity® VIP Contrafund® Portfolio	23,902	182,506	(158,604)
Fidelity® VIP Overseas Portfolio	48,145	135,587	(87,442)
Fidelity® VIP Freedom 2020 Portfolio	8,230	2,652	5,578

Fidelity® VIP Freedom 2030 Portfolio	866	1,738	(872)
Fidelity® VIP Freedom 2015 Portfolio	—	2,888	(2,888)
Fidelity® VIP Freedom 2025 Portfolio	1,325	14,555	(13,230)
Fidelity® VIP Freedom Income Portfolio	—	1	(1)
Fidelity® VIP FundsManager 20% Portfolio	—	—	—
Fidelity® VIP FundsManager 70% Portfolio	1	2	(1)
Fidelity® VIP FundsManager 85% Portfolio	63	1,385	(1,322)
Franklin Income VIP Fund	702	3,984	(3,282)
Hartford Balanced HLS Fund	3,934,083	22,346,318	(18,412,235)
Hartford Total Return Bond HLS Fund	6,472,777	15,418,512	(8,945,735)
Hartford Capital Appreciation HLS Fund	2,447,979	18,722,371	(16,274,392)
Hartford Dividend and Growth HLS Fund	2,726,680	19,051,845	(16,325,165)
Hartford Healthcare HLS Fund	38,950	838,454	(799,504)
Hartford Global Growth HLS Fund	2,402,047	5,110,796	(2,708,749)
Hartford Disciplined Equity HLS Fund	1,387,480	5,324,168	(3,936,688)
Hartford Growth Opportunities HLS Fund	2,617,186	6,013,131	(3,395,945)
Hartford High Yield HLS Fund	2,965,119	6,180,199	(3,215,080)
Hartford International Opportunities HLS Fund	4,199,070	12,293,414	(8,094,344)
Hartford Small/Mid Cap Equity HLS Fund	139,443	402,261	(262,818)
Hartford MidCap HLS Fund	120,285	2,256,887	(2,136,602)
Hartford MidCap Value HLS Fund	921,425	4,692,845	(3,771,420)
Hartford Ultrashort Bond HLS Fund	4,086,412	9,129,097	(5,042,685)
Hartford Small Company HLS Fund	1,342,030	3,076,730	(1,734,700)
Hartford SmallCap Growth HLS Fund	990,035	3,140,803	(2,150,768)
Hartford Stock HLS Fund	1,372,141	11,658,757	(10,286,616)
Hartford U.S. Government Securities HLS Fund	5,810,333	14,272,372	(8,462,039)
Hartford Value HLS Fund	1,340,694	5,535,241	(4,194,547)
Rational Dividend Capture VA Fund	94,816	395,454	(300,638)
Rational Insider Buying VA Fund	26,453	244,916	(218,463)
BlackRock Global Opportunities V.I. Fund	—	860	(860)
BlackRock Large Cap Focus Growth V.I. Fund	11,283	104	11,179
Morgan Stanley VIF U.S. Real Estate Portfolio	794	9,817	(9,023)
Invesco V.I. Equity and Income Fund	2,881	1,578	1,303
Morgan Stanley VIF Mid Cap Growth Portfolio	12,376	8,744	3,632
Columbia Variable Portfolio - Asset Allocation Fund	13,874	272,068	(258,194)
Columbia Variable Portfolio - Dividend Opportunity Fund	17,567	138,307	(120,740)
Columbia Variable Portfolio - Income Opportunities Fund	61,665	90,621	(28,956)
Columbia Variable Portfolio - Mid Cap Growth Fund	27,237	56,116	(28,879)
Oppenheimer Global Fund/VA	6,973	10,490	(3,517)
Putnam VT Small Cap Value Fund	13,194	9,535	3,659
PIMCO VIT Real Return Portfolio	2,340	4,839	(2,499)
Pioneer Fund VCT Portfolio	51,776	634,522	(582,746)
Pioneer Mid Cap Value VCT Portfolio	6,582	5,243	1,339
Jennison 20/20 Focus Fund	—	1,124	(1,124)
Jennison Fund	719	40,810	(40,091)
Prudential Value Portfolio	—	72,858	(72,858)
Prudential SP International Growth Portfolio	—	179	(179)
Royce Small-Cap Portfolio	1,121	6,362	(5,241)
Victory Variable Insurance Diversified Stock Fund	31	610	(579)
Invesco V.I. Comstock Fund	2,394	3,932	(1,538)

Invesco V.I. American Franchise Fund	29,500	36,482	(6,982)
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	208,485	648,429	(439,944)
Wells Fargo VT Small Cap Growth Fund	345	29,673	(29,328)
Wells Fargo VT Opportunity Fund	5,212	44,782	(39,570)
HIMCO VIT Index Fund	978,470	3,107,217	(2,128,747)
Columbia Variable Portfolio - Large Cap Growth Fund	112,419	279,879	(167,460)
Columbia Variable Portfolio - Select International Equity Fund	37,295	78,680	(41,385)
Variable Portfolio - Loomis Sayles Growth Fund	63,663	185,731	(122,068)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2018. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2018	693,433	$3.761281	to	$4.083955	$2,817,118	0.70%	to	1.25%	—%	to	—%	(6.38)%	to	(5.86)%
2017	955,802	$4.017656	to	$4.338242	$4,022,778	0.70%	to	1.25%	—%	to	—%	20.28%	to	20.94%
2016	1,132,926	$3.340164	to	$3.586976	$3,914,041	0.70%	to	1.25%	—%	to	—%	1.95%	to	2.51%
2015	1,241,625	$3.276274	to	$3.499110	$4,131,832	0.70%	to	1.25%	—%	to	—%	0.66%	to	1.22%
2014	1,283,140	$3.254634	to	$3.456935	$4,217,369	0.70%	to	1.25%	—%	to	—%	6.80%	to	7.39%
AB VPS International Value Portfolio
2018	17,873	$7.237883	to	$7.237883	$129,363	1.25%	to	1.25%	1.08%	to	1.08%	(23.94)%	to	(23.94)%
2017	21,768	$9.516017	to	$9.516017	$207,146	1.25%	to	1.25%	1.88%	to	1.88%	23.55%	to	23.55%
2016	26,017	$7.702450	to	$7.702450	$200,394	1.25%	to	1.25%	1.11%	to	1.11%	(2.03)%	to	(2.03)%
2015	27,080	$7.861829	to	$7.861829	$212,901	1.25%	to	1.25%	2.15%	to	2.15%	1.13%	to	1.13%
2014	30,574	$7.774031	to	$7.774031	$237,686	1.25%	to	1.25%	2.92%	to	2.92%	(7.62)%	to	(7.62)%
Invesco V.I. Core Equity Fund
2018	1,423,932	$1.594833	to	$19.166872	$2,252,588	1.25%	to	2.35%	—%	to	0.88%	(11.50)%	to	(10.52)%
2017	1,599,408	$1.782358	to	$21.954860	$2,826,682	1.25%	to	2.20%	1.02%	to	1.05%	10.71%	to	11.77%
2016	1,849,234	$1.594678	to	$19.591200	$2,893,347	1.25%	to	2.35%	—%	to	0.74%	7.70%	to	8.89%
2015	2,013,518	$1.464434	to	$18.384588	$2,898,997	1.25%	to	2.20%	1.10%	to	1.16%	(7.82)%	to	(6.94)%
2014	2,223,171	$1.422959	to	$1.573665	$3,423,689	1.25%	to	2.00%	0.82%	to	0.85%	6.01%	to	6.80%
Invesco V.I. High Yield Fund
2018	675,268	$1.700933	to	$20.642136	$1,369,314	1.25%	to	2.35%	4.95%	to	5.21%	(5.60)%	to	(4.55)%
2017	782,798	$1.782068	to	$21.866063	$1,352,594	1.25%	to	2.35%	3.85%	to	4.14%	3.83%	to	4.98%
2016	893,095	$1.697545	to	$21.059270	$1,514,861	1.25%	to	2.35%	—%	to	4.04%	8.63%	to	9.83%
2015	1,141,049	$1.359495	to	$1.545604	$1,745,783	1.25%	to	2.15%	5.25%	to	5.25%	(5.23)%	to	(4.37)%
2014	1,200,700	$1.434463	to	$1.616216	$1,932,037	1.25%	to	2.15%	4.57%	to	4.67%	(0.44)%	to	0.46%

Invesco V.I. Government Money Market Fund
2018	3,205,090	$8.818306	to	$10.084508	$30,288,774	0.25%	to	2.55%	0.28%	to	1.52%	(1.25)%	to	1.30%
2017	2,813,912	$8.930295	to	$9.955433	$26,593,378	0.25%	to	2.55%	0.26%	to	0.55%	(2.21)%	to	0.31%
2016	3,862,949	$9.148616	to	$9.924459	$36,795,241	0.25%	to	2.50%	0.03%	to	0.10%	(2.44)%	to	(0.15)%
2015	2,803,183	$9.377318	to	$9.939793	$27,013,994	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2014	1,940,957	$9.613679	to	$9.963556	$18,978,588	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
AB VPS Growth and Income Portfolio
2018	446,369	$2.011549	to	$2.422606	$1,001,531	1.15%	to	2.20%	0.20%	to	0.75%	(7.89)%	to	(6.92)%
2017	576,601	$2.183950	to	$2.602746	$1,403,962	1.15%	to	2.20%	1.18%	to	1.26%	16.02%	to	17.24%
2016	662,341	$1.882432	to	$2.219994	$1,384,246	1.15%	to	2.20%	0.79%	to	0.83%	8.65%	to	9.80%
2015	793,117	$1.732516	to	$2.021853	$1,519,524	1.15%	to	2.20%	1.19%	to	1.19%	(0.78)%	to	0.27%
2014	947,895	$1.746170	to	$2.016477	$1,824,815	1.15%	to	2.20%	1.07%	to	1.12%	6.91%	to	8.04%
AB VPS Intermediate Bond Portfolio
2018	109,572	$12.101972	to	$13.264496	$1,412,695	1.15%	to	2.00%	0.96%	to	0.98%	(2.97)%	to	(2.14)%
2017	138,227	$12.472814	to	$13.555245	$1,828,597	1.15%	to	2.00%	2.50%	to	2.70%	1.23%	to	2.09%
2016	128,343	$12.321264	to	$13.277229	$1,669,405	1.15%	to	2.00%	2.84%	to	2.84%	2.29%	to	3.16%
2015	186,285	$12.045234	to	$12.869933	$2,365,269	1.15%	to	2.00%	2.93%	to	3.23%	(2.16)%	to	(1.32)%
2014	221,357	$12.311035	to	$13.042600	$2,852,813	1.15%	to	2.00%	3.17%	to	4.30%	4.12%	to	5.00%
American Funds Growth Fund
2018	19,150	$22.410517	to	$22.410517	$429,159	1.25%	to	1.25%	0.42%	to	0.42%	(1.49)%	to	(1.49)%
2017	19,004	$22.750247	to	$22.750247	$432,339	1.25%	to	1.25%	0.53%	to	0.53%	26.70%	to	26.70%
2016	19,489	$17.955576	to	$17.955576	$349,939	1.25%	to	1.25%	0.82%	to	0.82%	8.13%	to	8.13%
2015	19,105	$16.605327	to	$16.605327	$317,238	1.25%	to	1.25%	0.64%	to	0.64%	5.53%	to	5.53%
2014	17,654	$15.735065	to	$15.735065	$277,793	1.25%	to	1.25%	0.71%	to	0.71%	7.16%	to	7.16%
Calvert VP SRI Balanced Portfolio
2018	180,657	$4.815665	to	$5.391761	$885,621	0.70%	to	1.25%	1.78%	to	1.80%	(3.88)%	to	(3.35)%
2017	198,133	$5.010281	to	$5.578711	$1,008,336	0.70%	to	1.25%	1.97%	to	2.17%	10.61%	to	11.22%
2016	231,306	$4.529642	to	$5.015968	$1,062,747	0.70%	to	1.25%	1.46%	to	1.85%	6.52%	to	7.10%
2015	260,264	$4.252445	to	$4.683262	$1,119,292	0.70%	to	1.25%	0.10%	to	0.11%	(3.41)%	to	(2.87)%
2014	322,787	$4.402432	to	$4.821845	$1,436,577	0.70%	to	1.25%	1.60%	to	1.61%	8.24%	to	8.84%
Columbia Variable Portfolio - Small Company Growth Fund
2018	1,421,955	$2.505370	to	$27.868464	$3,387,008	1.25%	to	2.50%	—%	to	—%	(4.18)%	to	(2.97)%
2017	1,621,055	$2.582119	to	$29.083634	$4,265,410	1.25%	to	2.50%	—%	to	—%	26.06%	to	27.64%
2016	1,849,805	$2.022910	to	$23.071280	$3,561,326	1.25%	to	2.50%	—%	to	—%	9.96%	to	11.34%
2015	2,112,820	$1.816827	to	$20.981418	$4,197,453	1.25%	to	2.50%	—%	to	—%	1.26%	to	2.54%
2014	2,379,230	$1.771897	to	$20.720053	$4,032,082	1.25%	to	2.50%	—%	to	—%	(6.99)%	to	(5.82)%
Wells Fargo VT Omega Growth Fund
2018	1,245,199	$2.428003	to	$33.093002	$2,435,097	1.15%	to	2.50%	—%	to	—%	(1.96)%	to	(0.63)%
2017	1,295,229	$2.443408	to	$33.755753	$2,579,579	1.15%	to	2.50%	0.24%	to	0.24%	31.62%	to	33.41%
2016	1,273,004	$1.831504	to	$25.645779	$1,935,793	1.15%	to	2.50%	—%	to	—%	(1.72)%	to	(0.39)%
2015	1,397,574	$1.838614	to	$26.095332	$2,151,278	1.15%	to	2.50%	—%	to	—%	(0.89)%	to	0.46%
2014	1,851,547	$1.830205	to	$26.329197	$2,867,378	1.15%	to	2.50%	—%	to	—%	1.52%	to	2.90%
Fidelity® VIP Asset Manager Portfolio
2018	282,003	$3.059106	to	$3.425102	$913,490	0.70%	to	1.25%	1.50%	to	1.67%	(6.53)%	to	(6.01)%
2017	320,149	$3.272910	to	$3.644266	$1,078,920	0.70%	to	1.25%	1.85%	to	1.86%	12.69%	to	13.31%
2016	377,102	$2.904323	to	$3.216171	$1,120,298	0.70%	to	1.25%	1.43%	to	1.47%	1.79%	to	2.35%
2015	449,943	$2.853137	to	$3.142206	$1,307,096	0.70%	to	1.25%	1.28%	to	1.42%	(1.10)%	to	(0.56)%

2014	536,202	$2.884931	to	$3.159792	$1,579,785	0.70%	to	1.25%	1.24%	to	1.51%	4.52%	to	5.09%
Fidelity® VIP Growth Portfolio
2018	1,320,302	$4.720681	to	$5.284877	$6,483,925	0.70%	to	1.25%	0.24%	to	0.25%	(1.42)%	to	(0.87)%
2017	1,403,758	$4.788462	to	$5.331182	$6,910,723	0.70%	to	1.25%	0.22%	to	0.23%	33.46%	to	34.19%
2016	1,551,054	$3.587916	to	$3.972745	$5,696,475	0.70%	to	1.25%	0.02%	to	0.03%	(0.45)%	to	0.10%
2015	1,899,046	$3.604066	to	$3.968792	$6,997,537	0.70%	to	1.25%	0.27%	to	0.27%	5.84%	to	6.43%
2014	1,985,002	$3.405095	to	$3.729119	$6,885,289	0.70%	to	1.25%	0.17%	to	0.19%	9.92%	to	10.52%
Fidelity® VIP Contrafund® Portfolio
2018	1,253,109	$6.419516	to	$7.186941	$8,483,479	0.70%	to	1.25%	0.67%	to	0.71%	(7.55)%	to	(7.03)%
2017	1,424,533	$6.943468	to	$7.730628	$10,370,279	0.70%	to	1.25%	1.00%	to	1.05%	20.37%	to	21.03%
2016	1,583,137	$5.768599	to	$6.387460	$9,546,016	0.70%	to	1.25%	0.75%	to	0.86%	6.67%	to	7.25%
2015	1,874,715	$5.408016	to	$5.955450	$10,500,413	0.70%	to	1.25%	1.02%	to	1.06%	(0.58)%	to	(0.03)%
2014	2,085,068	$5.439543	to	$5.957318	$11,698,130	0.70%	to	1.25%	0.79%	to	0.86%	10.55%	to	11.16%
Fidelity® VIP Overseas Portfolio
2018	329,967	$2.257556	to	$2.527805	$827,311	0.70%	to	1.25%	1.53%	to	1.55%	(15.87)%	to	(15.41)%
2017	388,530	$2.683490	to	$2.988143	$1,127,151	0.70%	to	1.25%	1.44%	to	2.19%	28.67%	to	29.38%
2016	475,972	$2.085535	to	$2.309605	$1,052,524	0.70%	to	1.25%	1.09%	to	1.48%	(6.24)%	to	(5.72)%
2015	546,437	$2.224311	to	$2.449811	$1,267,397	0.70%	to	1.25%	1.36%	to	1.37%	2.34%	to	2.90%
2014	629,339	$2.173513	to	$2.380726	$1,416,390	0.70%	to	1.25%	0.47%	to	1.10%	(9.22)%	to	(8.72)%
Fidelity® VIP Freedom 2020 Portfolio
2018	24,139	$23.355805	to	$23.355805	$563,792	1.25%	to	1.25%	1.20%	to	1.20%	(7.25)%	to	(7.25)%
2017	25,005	$25.181767	to	$25.181767	$629,682	1.25%	to	1.25%	1.55%	to	1.55%	14.82%	to	14.82%
2016	19,427	$21.931464	to	$21.931464	$426,072	1.25%	to	1.25%	1.13%	to	1.13%	4.49%	to	4.49%
2015	21,728	$20.988658	to	$20.988658	$456,037	1.25%	to	1.25%	1.58%	to	1.58%	(1.70)%	to	(1.70)%
2014	22,533	$21.350658	to	$21.350658	$481,088	1.25%	to	1.25%	1.19%	to	1.19%	3.30%	to	3.30%
Fidelity® VIP Freedom 2030 Portfolio
2018	4,043	$26.683779	to	$26.683779	$107,887	1.25%	to	1.25%	1.15%	to	1.15%	(9.20)%	to	(9.20)%
2017	3,960	$29.388426	to	$29.388426	$116,382	1.25%	to	1.25%	1.04%	to	1.04%	19.20%	to	19.20%
2016	4,832	$24.654938	to	$24.654938	$119,131	1.25%	to	1.25%	1.32%	to	1.32%	5.06%	to	5.06%
2015	5,169	$23.468367	to	$23.468367	$121,312	1.25%	to	1.25%	1.78%	to	1.78%	(1.77)%	to	(1.77)%
2014	3,396	$23.890078	to	$23.890078	$81,142	1.25%	to	1.25%	1.31%	to	1.31%	3.44%	to	3.44%
Fidelity® VIP Freedom 2015 Portfolio
2018	6,735	$21.342607	to	$21.342607	$143,741	1.25%	to	1.25%	1.39%	to	1.39%	(6.46)%	to	(6.46)%
2017	6,747	$22.817730	to	$22.817730	$153,942	1.25%	to	1.25%	0.98%	to	0.98%	13.38%	to	13.38%
2016	9,635	$20.125426	to	$20.125426	$193,913	1.25%	to	1.25%	0.71%	to	0.71%	4.27%	to	4.27%
2015	24,340	$19.301406	to	$19.301406	$469,796	1.25%	to	1.25%	1.40%	to	1.40%	(1.74)%	to	(1.74)%
2014	29,894	$19.643671	to	$19.643671	$587,229	1.25%	to	1.25%	1.43%	to	1.43%	3.16%	to	3.16%
Fidelity® VIP Freedom 2025 Portfolio
2018	19,392	$25.143777	to	$25.143777	$487,594	1.25%	to	1.25%	1.40%	to	1.40%	(7.94)%	to	(7.94)%
2017	16,154	$27.312614	to	$27.312614	$441,213	1.25%	to	1.25%	1.03%	to	1.03%	16.11%	to	16.11%
2016	29,384	$23.522789	to	$23.522789	$691,196	1.25%	to	1.25%	1.33%	to	1.33%	4.67%	to	4.67%
2015	27,129	$22.473081	to	$22.473081	$609,665	1.25%	to	1.25%	1.62%	to	1.62%	(1.74)%	to	(1.74)%
2014	26,666	$22.871218	to	$22.871218	$609,889	1.25%	to	1.25%	2.52%	to	2.52%	3.55%	to	3.55%
Fidelity® VIP Freedom Income Portfolio
2018	823	$14.763506	to	$14.763506	$12,152	1.25%	to	1.25%	1.50%	to	1.50%	(3.49)%	to	(3.49)%
2017	824	$15.298165	to	$15.298165	$12,610	1.25%	to	1.25%	1.33%	to	1.33%	7.02%	to	7.02%
2016	825	$14.295238	to	$14.295238	$11,801	1.25%	to	1.25%	1.27%	to	1.27%	2.88%	to	2.88%

2015	747	$13.894892	to	$13.894892	$10,386	1.25%	to	1.25%	1.77%	to	1.77%	(1.80)%	to	(1.80)%
2014	565	$14.150294	to	$14.150294	$8,001	1.25%	to	1.25%	0.66%	to	0.66%	2.25%	to	2.25%
Fidelity® VIP FundsManager 20% Portfolio
2018	706	$14.068378	to	$14.068378	$9,936	1.25%	to	1.25%	1.69%	to	1.69%	(3.05)%	to	(3.05)%
2017	707	$14.511105	to	$14.511105	$10,254	1.25%	to	1.25%	1.16%	to	1.16%	5.86%	to	5.86%
2016	707	$13.707900	to	$13.707900	$9,691	1.25%	to	1.25%	1.18%	to	1.18%	1.39%	to	1.39%
2015	707	$13.519602	to	$13.519602	$9,563	1.25%	to	1.25%	1.04%	to	1.04%	(1.41)%	to	(1.41)%
2014	708	$13.712755	to	$13.712755	$9,705	1.25%	to	1.25%	1.13%	to	1.13%	2.69%	to	2.69%
Fidelity® VIP FundsManager 60% Portfolio
2018	765	$21.738706	to	$21.738706	$16,640	1.25%	to	1.25%	—%	to	—%	(7.68)%	to	(7.68)%
Fidelity® VIP FundsManager 70% Portfolio
2018	1,767	$23.431129	to	$23.431129	$41,405	1.25%	to	1.25%	1.07%	to	1.07%	(8.83)%	to	(8.83)%
2017	998	$25.700214	to	$25.700214	$25,647	1.25%	to	1.25%	0.79%	to	0.79%	17.46%	to	17.46%
2016	999	$21.879400	to	$21.879400	$21,851	1.25%	to	1.25%	0.95%	to	0.95%	3.56%	to	3.56%
2015	1,053	$21.127095	to	$21.127095	$22,240	1.25%	to	1.25%	0.86%	to	0.86%	(0.96)%	to	(0.96)%
2014	932	$21.331569	to	$21.331569	$19,892	1.25%	to	1.25%	1.02%	to	1.02%	3.80%	to	3.80%
Fidelity® VIP FundsManager 85% Portfolio
2018	35	$26.790199	to	$26.790199	$953	1.25%	to	1.25%	0.33%	to	0.33%	(10.22)%	to	(10.22)%
2017	27	$29.839753	to	$29.839753	$804	1.25%	to	1.25%	0.02%	to	0.02%	21.38%	to	21.38%
2016	1,349	$24.584420	to	$24.584420	$33,153	1.25%	to	1.25%	0.83%	to	0.83%	4.17%	to	4.17%
2015	1,277	$23.600876	to	$23.600876	$30,148	1.25%	to	1.25%	1.30%	to	1.30%	(0.90)%	to	(0.90)%
2014	1,224	$23.815401	to	$23.815401	$29,154	1.25%	to	1.25%	2.64%	to	2.64%	3.77%	to	3.77%
Franklin Income VIP Fund
2018	46,365	$16.571425	to	$16.571425	$768,337	1.25%	to	1.25%	4.89%	to	4.89%	(5.50)%	to	(5.50)%
2017	54,801	$17.535779	to	$17.535779	$960,986	1.25%	to	1.25%	4.14%	to	4.14%	8.31%	to	8.31%
2016	58,083	$16.189694	to	$16.189694	$940,341	1.25%	to	1.25%	4.76%	to	4.76%	12.61%	to	12.61%
2015	97,210	$14.376681	to	$14.376681	$1,397,552	1.25%	to	1.25%	4.73%	to	4.73%	(8.21)%	to	(8.21)%
2014	116,824	$15.662413	to	$15.662413	$1,829,750	1.25%	to	1.25%	4.94%	to	4.94%	3.32%	to	3.32%
Hartford Balanced HLS Fund
2018	117,177,666	$18.136027	to	$20.712015	$609,728,899	0.15%	to	2.55%	1.93%	to	1.96%	(7.63)%	to	(5.38)%
2017	134,161,559	$19.167935	to	$22.422340	$746,161,815	0.15%	to	2.55%	2.39%	to	2.50%	12.68%	to	15.42%
2016	152,573,794	$16.607428	to	$19.898825	$744,204,599	0.15%	to	2.55%	2.77%	to	2.87%	3.37%	to	5.88%
2015	175,724,816	$15.685488	to	$19.250700	$817,302,339	0.15%	to	2.55%	1.89%	to	1.92%	(2.34)%	to	0.03%
2014	205,114,766	$15.681152	to	$19.712918	$956,301,262	0.15%	to	2.55%	1.81%	to	1.83%	7.03%	to	9.63%
Hartford Total Return Bond HLS Fund
2018	75,874,074	$11.505200	to	$12.485139	$229,833,956	0.15%	to	2.55%	3.89%	to	4.02%	(3.41)%	to	(0.96)%
2017	85,228,338	$11.616320	to	$12.925446	$261,713,697	0.15%	to	2.55%	2.68%	to	2.98%	2.16%	to	5.00%
2016	94,174,073	$11.063055	to	$12.651988	$277,832,323	0.15%	to	2.55%	2.28%	to	2.60%	1.59%	to	4.34%
2015	108,736,467	$10.603134	to	$12.453762	$308,268,283	0.15%	to	2.55%	2.93%	to	2.98%	(3.31)%	to	(0.74)%
2014	128,772,154	$10.681775	to	$12.879894	$370,280,264	0.15%	to	2.55%	2.97%	to	3.27%	3.02%	to	5.73%
Hartford Capital Appreciation HLS Fund
2018	95,382,373	$26.022134	to	$55.829786	$980,310,611	0.15%	to	2.55%	0.87%	to	0.92%	(9.30)%	to	(7.10)%
2017	109,317,148	$28.690568	to	$60.094450	$1,223,732,857	0.15%	to	2.55%	1.08%	to	1.17%	19.07%	to	21.96%
2016	125,591,540	$24.096494	to	$49.275632	$1,148,366,207	0.15%	to	2.55%	1.10%	to	1.17%	2.86%	to	5.36%
2015	146,912,438	$23.425414	to	$46.767179	$1,273,264,469	0.15%	to	2.55%	0.88%	to	0.89%	(1.53)%	to	0.87%
2014	171,294,753	$23.788675	to	$46.365865	$1,467,086,807	0.15%	to	2.55%	0.69%	to	0.87%	4.60%	to	7.15%
Hartford Dividend and Growth HLS Fund

2018	94,674,319	$9.715930	to	$24.680655	$461,783,422	0.25%	to	2.55%	1.88%	to	1.93%	(7.70)%	to	(5.56)%
2017	109,117,961	$10.287479	to	$26.740946	$571,631,483	0.25%	to	2.55%	1.59%	to	1.68%	15.38%	to	18.06%
2016	125,443,126	$8.713644	to	$23.176621	$561,230,896	0.25%	to	2.55%	2.07%	to	2.18%	11.99%	to	14.60%
2015	144,583,898	$7.603607	to	$20.694545	$570,124,408	0.25%	to	2.55%	1.84%	to	1.92%	(3.65)%	to	(1.40)%
2014	170,572,101	$7.711883	to	$21.477674	$683,220,501	0.25%	to	2.55%	1.88%	to	1.92%	10.12%	to	12.68%
Hartford Healthcare HLS Fund
2018	4,973,863	$7.254001	to	$34.057047	$29,220,634	0.25%	to	2.55%	—%	to	0.10%	(5.41)%	to	(2.91)%
2017	5,832,156	$7.471546	to	$36.003580	$35,719,892	0.25%	to	2.55%	—%	to	—%	18.89%	to	21.96%
2016	6,631,660	$6.126384	to	$30.282716	$33,720,189	0.25%	to	2.55%	3.32%	to	3.55%	(10.94)%	to	(8.62)%
2015	7,525,871	$6.704291	to	$34.002148	$42,347,973	0.25%	to	2.55%	—%	to	—%	10.13%	to	12.93%
2014	8,717,914	$5.936772	to	$30.873490	$43,932,151	0.25%	to	2.55%	0.04%	to	0.26%	23.80%	to	27.08%
Hartford Global Growth HLS Fund
2018	22,746,107	$4.460742	to	$26.829065	$71,550,009	0.25%	to	2.55%	—%	to	0.51%	(6.49)%	to	(4.05)%
2017	26,087,915	$4.648825	to	$28.690482	$86,590,710	0.25%	to	2.55%	0.08%	to	0.41%	29.04%	to	32.39%
2016	28,796,664	$3.511345	to	$22.234462	$71,696,622	0.25%	to	2.55%	0.40%	to	0.68%	(0.85)%	to	1.70%
2015	34,899,664	$3.452731	to	$22.424533	$86,345,470	0.25%	to	2.55%	0.35%	to	0.47%	5.05%	to	7.77%
2014	39,694,766	$3.203830	to	$21.346842	$91,414,841	0.25%	to	2.55%	0.34%	to	0.46%	3.90%	to	6.52%
Hartford Disciplined Equity HLS Fund
2018	22,818,303	$3.721739	to	$29.337062	$66,331,589	0.25%	to	2.55%	—%	to	0.76%	(4.46)%	to	(2.24)%
2017	26,972,486	$3.806918	to	$30.707106	$80,839,876	0.25%	to	2.55%	0.67%	to	0.90%	18.85%	to	21.61%
2016	30,909,174	$3.130383	to	$25.418843	$76,530,870	0.25%	to	2.50%	0.63%	to	0.92%	2.89%	to	5.50%
2015	35,503,096	$2.967304	to	$24.706032	$83,817,386	0.25%	to	2.50%	0.48%	to	0.81%	3.96%	to	6.57%
2014	41,670,115	$2.784441	to	$23.764555	$92,593,303	0.25%	to	2.50%	0.50%	to	0.73%	13.01%	to	15.89%
Hartford Growth Opportunities HLS Fund
2018	27,418,173	$4.574698	to	$31.696681	$110,833,404	0.25%	to	2.55%	—%	to	—%	(2.23)%	to	0.28%
2017	30,296,727	$4.562078	to	$32.420532	$123,052,033	0.25%	to	2.55%	—%	to	—%	26.87%	to	30.12%
2016	33,692,672	$3.506008	to	$25.555087	$105,755,024	0.25%	to	2.55%	0.15%	to	0.43%	(3.27)%	to	(0.74)%
2015	40,407,856	$3.532119	to	$26.419523	$128,857,837	0.25%	to	2.55%	—%	to	0.13%	8.66%	to	11.46%
2014	44,635,102	$3.169054	to	$24.313439	$127,506,902	0.25%	to	2.55%	0.02%	to	0.17%	10.96%	to	13.86%
Hartford High Yield HLS Fund
2018	18,078,647	$2.988844	to	$20.353980	$45,128,343	0.25%	to	2.55%	5.59%	to	5.76%	(6.08)%	to	(3.69)%
2017	21,076,593	$3.103222	to	$21.672735	$55,759,858	0.25%	to	2.55%	5.89%	to	6.07%	4.61%	to	7.34%
2016	24,291,673	$2.891120	to	$20.717970	$60,059,014	0.25%	to	2.55%	6.01%	to	6.24%	11.12%	to	13.97%
2015	27,624,803	$2.536849	to	$18.644118	$60,315,993	0.25%	to	2.55%	6.38%	to	6.65%	(6.97)%	to	(4.54)%
2014	34,094,848	$2.303596	to	$20.040308	$78,188,552	0.80%	to	2.55%	7.38%	to	7.55%	(0.26)%	to	1.76%
Hartford International Opportunities HLS Fund
2018	55,656,979	$4.324910	to	$15.660371	$130,342,379	0.15%	to	2.55%	1.85%	to	1.93%	(21.00)%	to	(18.87)%
2017	62,007,964	$5.330675	to	$19.823880	$182,178,104	0.15%	to	2.55%	1.12%	to	1.43%	21.85%	to	25.06%
2016	70,102,308	$4.262334	to	$16.269214	$164,962,981	0.15%	to	2.55%	1.32%	to	1.67%	(1.60)%	to	1.11%
2015	81,175,591	$4.215734	to	$16.533795	$190,332,104	0.15%	to	2.55%	1.22%	to	1.41%	(0.91)%	to	1.72%
2014	93,429,334	$4.144313	to	$16.685282	$216,937,211	0.15%	to	2.55%	1.96%	to	2.20%	(6.56)%	to	(4.02)%
Hartford MidCap Growth HLS Fund+
2018	807,146	$18.773114	to	$27.433891	$14,158,094	0.80%	to	2.55%	0.42%	to	0.69%	(12.51)%	to	(10.77)%
2017	960,644	$21.038858	to	$31.357925	$19,012,730	0.80%	to	2.55%	0.63%	to	0.87%	11.07%	to	13.51%
2016	1,223,462	$18.534168	to	$28.231984	$21,793,212	0.80%	to	2.55%	1.07%	to	1.44%	13.41%	to	15.56%
2015	1,076,921	$16.038953	to	$24.894745	$16,486,385	0.80%	to	2.55%	0.98%	to	1.24%	(7.36)%	to	(5.49)%
2014	1,262,000	$16.971289	to	$26.873052	$20,892,009	0.80%	to	2.55%	1.28%	to	1.59%	2.36%	to	4.39%

Hartford MidCap HLS Fund
2018	14,017,823	$5.807886	to	$11.787372	$127,650,670	0.25%	to	2.35%	0.03%	to	0.03%	(9.60)%	to	(7.68)%
2017	15,773,251	$12.767368	to	$32.600284	$157,473,472	0.25%	to	2.35%	—%	to	—%	21.28%	to	24.16%
2016	17,909,853	$10.283273	to	$26.879188	$145,530,711	0.25%	to	2.35%	0.03%	to	0.19%	9.10%	to	11.70%
2015	20,369,154	$9.206314	to	$24.638323	$149,594,588	0.25%	to	2.35%	0.07%	to	0.08%	(1.02)%	to	1.34%
2014	23,194,199	$9.084240	to	$24.891435	$169,943,855	0.25%	to	2.35%	—%	to	0.10%	8.51%	to	11.09%
Hartford MidCap Value HLS Fund
2018	24,762,174	$3.550901	to	$27.588682	$70,831,136	0.25%	to	2.55%	0.51%	to	0.94%	(16.72)%	to	(14.78)%
2017	28,103,417	$4.166958	to	$33.129172	$95,489,502	0.25%	to	2.55%	0.55%	to	0.58%	10.61%	to	13.18%
2016	31,874,837	$3.681587	to	$29.950878	$97,448,120	0.25%	to	2.55%	0.52%	to	0.54%	9.98%	to	12.54%
2015	36,085,126	$3.271411	to	$27.233257	$98,806,734	0.25%	to	2.55%	0.58%	to	0.59%	(3.70)%	to	(1.46)%
2014	41,353,283	$3.319820	to	$28.279521	$116,895,360	0.25%	to	2.55%	0.68%	to	0.68%	5.49%	to	7.95%
Hartford Ultrashort Bond HLS Fund
2018	34,565,511	$4.112345	to	$8.034853	$52,502,395	0.15%	to	2.55%	1.12%	to	1.15%	(0.99)%	to	1.41%
2017	37,028,386	$4.055110	to	$8.115316	$56,349,684	0.15%	to	2.55%	0.80%	to	0.80%	(1.53)%	to	0.86%
2016	42,071,071	$4.020501	to	$8.241362	$63,819,139	0.15%	to	2.55%	0.46%	to	0.48%	(1.58)%	to	0.82%
2015	48,459,653	$3.987933	to	$8.373392	$73,743,189	0.15%	to	2.55%	0.32%	to	0.32%	(2.39)%	to	(0.02)%
2014	57,715,886	$3.988756	to	$8.578740	$88,126,047	0.15%	to	2.55%	—%	to	—%	(2.42)%	to	(0.05)%
Hartford Small Company HLS Fund
2018	17,512,015	$5.910708	to	$24.822863	$66,331,938	0.25%	to	2.55%	—%	to	—%	(6.92)%	to	(4.47)%
2017	19,879,820	$6.187348	to	$26.667265	$80,801,951	0.25%	to	2.55%	—%	to	—%	22.88%	to	26.05%
2016	21,614,520	$4.908794	to	$21.702692	$70,139,613	0.25%	to	2.55%	—%	to	—%	(0.76)%	to	1.79%
2015	24,879,058	$4.822478	to	$21.868502	$80,140,972	0.25%	to	2.55%	—%	to	—%	(10.76)%	to	(8.44)%
2014	28,308,641	$5.267087	to	$24.504167	$100,026,821	0.25%	to	2.55%	—%	to	—%	4.16%	to	6.80%
Hartford SmallCap Growth HLS Fund
2018	14,453,585	$3.563459	to	$32.165805	$46,113,877	0.25%	to	2.55%	—%	to	—%	(14.11)%	to	(11.92)%
2017	15,940,723	$4.045682	to	$37.451152	$58,774,068	0.25%	to	2.55%	—%	to	0.04%	16.74%	to	19.77%
2016	18,091,491	$3.377755	to	$32.080435	$56,062,539	0.25%	to	2.55%	—%	to	0.14%	9.25%	to	12.09%
2015	20,793,936	$3.013356	to	$29.363183	$57,663,417	0.25%	to	2.55%	—%	to	0.08%	(3.29)%	to	(0.79)%
2014	25,000,819	$3.037502	to	$30.362382	$70,005,871	0.25%	to	2.55%	—%	to	0.07%	2.92%	to	5.57%
Hartford Stock HLS Fund
2018	59,106,202	$27.896597	to	$38.711729	$420,462,448	0.15%	to	2.55%	1.55%	to	1.61%	(2.89)%	to	(0.29)%
2017	67,174,411	$28.727103	to	$38.825688	$484,470,924	0.15%	to	2.55%	1.53%	to	1.83%	16.53%	to	19.67%
2016	77,461,027	$24.651370	to	$32.444608	$464,902,377	0.15%	to	2.55%	1.56%	to	1.86%	4.44%	to	7.25%
2015	88,919,467	$23.602862	to	$30.250241	$494,987,083	0.15%	to	2.55%	1.51%	to	1.85%	(0.10)%	to	2.59%
2014	103,072,077	$23.697685	to	$29.486700	$555,423,299	0.15%	to	2.50%	1.61%	to	1.83%	8.29%	to	11.14%
Hartford U.S. Government Securities HLS Fund
2018	55,290,205	$9.415887	to	$12.173802	$67,046,943	0.15%	to	2.55%	2.35%	to	2.43%	(1.98)%	to	0.70%
2017	62,581,720	$9.606574	to	$12.089697	$76,408,253	0.15%	to	2.55%	1.87%	to	2.19%	(1.43)%	to	1.17%
2016	71,043,759	$9.746053	to	$11.950244	$86,871,234	0.15%	to	2.55%	1.63%	to	1.97%	(1.28)%	to	1.39%
2015	82,396,563	$9.872641	to	$11.786478	$100,552,894	0.15%	to	2.55%	1.60%	to	1.81%	(1.20)%	to	1.41%
2014	94,801,346	$9.992560	to	$11.622614	$115,577,320	0.15%	to	2.55%	1.61%	to	1.96%	0.01%	to	2.66%
Hartford Value HLS Fund
2018	26,981,387	$2.764125	to	$21.932294	$60,108,047	0.25%	to	2.55%	1.47%	to	1.63%	(12.44)%	to	(10.41)%
2017	30,582,041	$3.085140	to	$25.049487	$76,909,236	0.25%	to	2.55%	1.20%	to	1.81%	12.53%	to	15.15%
2016	34,776,588	$2.679183	to	$22.259303	$76,956,772	0.25%	to	2.55%	1.78%	to	1.83%	10.83%	to	13.41%
2015	40,050,259	$2.362391	to	$20.083965	$78,975,637	0.25%	to	2.55%	1.59%	to	1.59%	(5.52)%	to	(3.32)%

2014	46,607,452	$2.443602	to	$21.257953	$96,239,553	0.25%	to	2.55%	1.53%	to	1.56%	8.56%	to	11.09%
Rational Trend Aggregation VA Fund+
2018	1,696,607	$2.088469	to	$19.481915	$3,602,557	1.15%	to	2.35%	3.85%	to	4.38%	(6.79)%	to	(5.66)%
2017	2,256,324	$2.213800	to	$20.900389	$5,047,410	1.15%	to	2.35%	2.46%	to	3.21%	(3.87)%	to	(2.71)%
2016	2,556,962	$2.275568	to	$21.655144	$5,966,859	1.15%	to	2.40%	—%	to	4.55%	4.43%	to	5.75%
2015	3,101,282	$2.151928	to	$20.736132	$7,046,108	1.15%	to	2.40%	4.13%	to	4.31%	(5.36)%	to	(4.17)%
2014	4,050,318	$2.245462	to	$21.909730	$9,630,515	1.15%	to	2.40%	3.39%	to	4.32%	7.55%	to	8.90%
Rational Insider Buying VA Fund
2018	1,051,144	$2.350497	to	$25.498589	$2,313,784	1.15%	to	2.35%	0.69%	to	0.80%	(9.34)%	to	(8.24)%
2017	1,227,446	$2.561631	to	$28.124745	$2,948,261	1.15%	to	2.35%	0.56%	to	0.56%	14.79%	to	16.18%
2016	1,445,909	$2.204971	to	$24.402082	$3,004,228	1.15%	to	2.40%	—%	to	0.62%	8.37%	to	9.73%
2015	1,748,465	$2.009360	to	$22.517014	$3,369,024	1.15%	to	2.40%	0.55%	to	0.58%	(9.37)%	to	(8.23)%
2014	2,430,387	$2.189533	to	$24.844951	$5,107,641	1.15%	to	2.40%	0.12%	to	0.31%	(4.39)%	to	(3.18)%
BlackRock Global Opportunities V.I. Fund+
2018	—	$1.869644	to	$21.249914	$—	1.25%	to	2.20%	—%	to	—%	0.22%	to	0.73%
2017	4,705	$1.856121	to	$21.203016	$15,647	1.25%	to	2.20%	0.68%	to	1.66%	22.47%	to	23.64%
2016	5,565	$1.501232	to	$17.312595	$27,521	1.25%	to	2.20%	1.91%	to	2.06%	1.34%	to	2.30%
2015	5,759	$1.467442	to	$17.084505	$30,341	1.25%	to	2.20%	0.92%	to	0.98%	(1.48)%	to	(0.54)%
2014	5,948	$1.475365	to	$17.340787	$33,938	1.25%	to	2.20%	1.02%	to	1.17%	(6.24)%	to	(5.34)%
BlackRock S&P 500 Index V.I. Fund+
2018	15,176,901	$9.008034	to	$9.279576	$136,165,542	0.25%	to	2.55%	—%	to	1.04%	(9.92)%	to	—%
BlackRock Large Cap Focus Growth V.I. Fund
2018	11,835	$2.191656	to	$2.363946	$27,882	1.25%	to	2.00%	—%	to	—%	0.97%	to	1.73%
2017	14,805	$2.154317	to	$2.341175	$34,003	1.25%	to	2.00%	0.04%	to	0.04%	26.99%	to	27.95%
2016	3,626	$1.683737	to	$1.897462	$6,105	1.25%	to	1.80%	—%	to	0.70%	5.96%	to	6.54%
2015	30,329	$1.580319	to	$1.790742	$53,548	1.25%	to	1.80%	0.60%	to	0.61%	0.90%	to	1.45%
2014	30,363	$1.557693	to	$1.774843	$53,094	1.25%	to	1.80%	0.56%	to	0.57%	12.13%	to	12.75%
Morgan Stanley VIF U.S. Real Estate Portfolio
2018	14,206	$15.356713	to	$15.356713	$218,169	1.25%	to	1.25%	2.32%	to	2.32%	(9.12)%	to	(9.12)%
2017	17,056	$16.897622	to	$16.897622	$288,201	1.25%	to	1.25%	1.37%	to	1.37%	1.59%	to	1.59%
2016	26,079	$16.632382	to	$16.632382	$433,755	1.25%	to	1.25%	0.91%	to	0.91%	5.23%	to	5.23%
2015	29,634	$15.806095	to	$15.806095	$468,400	1.25%	to	1.25%	1.18%	to	1.18%	0.66%	to	0.66%
2014	30,630	$15.703049	to	$15.703049	$480,977	1.25%	to	1.25%	1.24%	to	1.24%	27.82%	to	27.82%
Invesco V.I. Equity and Income Fund
2018	11,472	$17.448335	to	$17.448335	$200,164	1.25%	to	1.25%	1.88%	to	1.88%	(10.86)%	to	(10.86)%
2017	17,078	$19.573108	to	$19.573108	$334,276	1.25%	to	1.25%	1.46%	to	1.46%	9.41%	to	9.41%
2016	15,775	$17.890107	to	$17.890107	$282,212	1.25%	to	1.25%	1.64%	to	1.64%	13.41%	to	13.41%
2015	16,646	$15.774315	to	$15.774315	$262,579	1.25%	to	1.25%	2.27%	to	2.27%	(3.80)%	to	(3.80)%
2014	30,205	$16.396635	to	$16.396635	$495,265	1.25%	to	1.25%	1.52%	to	1.52%	7.42%	to	7.42%
Morgan Stanley VIF Mid Cap Growth Portfolio
2018	24,546	$21.498861	to	$21.498861	$527,715	1.25%	to	1.25%	—%	to	—%	9.15%	to	9.15%
2017	16,736	$19.697356	to	$19.697356	$329,650	1.25%	to	1.25%	—%	to	—%	36.88%	to	36.88%
2016	13,104	$14.390065	to	$14.390065	$188,564	1.25%	to	1.25%	—%	to	—%	(9.97)%	to	(9.97)%
2015	21,141	$15.983940	to	$15.983940	$337,914	1.25%	to	1.25%	—%	to	—%	(7.16)%	to	(7.16)%
2014	29,114	$17.216246	to	$17.216246	$501,232	1.25%	to	1.25%	—%	to	—%	0.58%	to	0.58%
Columbia Variable Portfolio - Asset Allocation Fund
2018	923,994	$1.621140	to	$1.893553	$1,699,285	1.25%	to	2.15%	0.24%	to	1.44%	(6.56)%	to	(5.71)%

2017	984,216	$1.734874	to	$2.008246	$1,925,748	1.25%	to	2.15%	1.59%	to	3.57%	13.16%	to	14.19%
2016	1,242,410	$1.758765	to	$18.667141	$2,135,137	1.25%	to	2.35%	—%	to	2.24%	2.91%	to	4.05%
2015	1,383,041	$1.486726	to	$1.690305	$2,280,515	1.25%	to	2.15%	2.04%	to	2.09%	(1.08)%	to	(0.19)%
2014	1,673,350	$1.503008	to	$1.693505	$2,771,226	1.25%	to	2.15%	1.49%	to	2.45%	7.71%	to	8.68%
Columbia Variable Portfolio - Dividend Opportunity Fund
2018	382,831	$13.682920	to	$15.059304	$5,599,466	1.25%	to	2.50%	—%	to	—%	(8.06)%	to	(6.90)%
2017	400,884	$14.882354	to	$16.175860	$6,341,274	1.25%	to	2.50%	—%	to	—%	11.55%	to	12.96%
2016	521,624	$13.340948	to	$14.320460	$7,298,653	1.25%	to	2.50%	—%	to	—%	10.86%	to	12.26%
2015	515,538	$12.033741	to	$12.756826	$6,476,207	1.25%	to	2.50%	—%	to	—%	(5.06)%	to	(3.86)%
2014	599,157	$12.674661	to	$13.269215	$7,856,821	1.25%	to	2.50%	—%	to	—%	7.36%	to	8.71%
Columbia Variable Portfolio - Income Opportunities Fund
2018	311,799	$10.517652	to	$11.240573	$3,434,857	1.25%	to	2.40%	4.99%	to	5.04%	(6.04)%	to	(4.95)%
2017	355,518	$11.193373	to	$11.825949	$4,134,722	1.25%	to	2.40%	6.18%	to	6.18%	4.03%	to	5.23%
2016	384,474	$10.759574	to	$11.237681	$4,263,388	1.25%	to	2.40%	10.92%	to	10.93%	8.30%	to	9.55%
2015	444,440	$9.934939	to	$10.257794	$4,513,465	1.25%	to	2.40%	9.40%	to	9.43%	(3.34)%	to	(2.23)%
2014	525,710	$10.278689	to	$10.491337	$5,480,357	1.25%	to	2.40%	—%	to	—%	1.55%	to	2.73%
Columbia Variable Portfolio - Mid Cap Growth Fund
2018	296,629	$14.380972	to	$15.458695	$4,480,381	1.25%	to	2.50%	—%	to	—%	(7.12)%	to	(5.95)%
2017	352,255	$15.483776	to	$16.437225	$5,669,034	1.25%	to	2.50%	—%	to	—%	19.95%	to	21.46%
2016	381,134	$12.908423	to	$13.533186	$5,077,505	1.25%	to	2.50%	—%	to	—%	(0.23)%	to	1.02%
2015	479,927	$12.938596	to	$13.396280	$6,346,056	1.25%	to	2.50%	—%	to	—%	3.01%	to	4.30%
2014	514,802	$12.560806	to	$12.843546	$6,563,943	1.25%	to	2.50%	—%	to	—%	4.76%	to	6.08%
Oppenheimer Global Fund/VA
2018	33,823	$16.663543	to	$16.663543	$563,609	1.25%	to	1.25%	0.77%	to	0.77%	(14.48)%	to	(14.48)%
2017	34,543	$19.483909	to	$19.483909	$673,027	1.25%	to	1.25%	0.68%	to	0.68%	34.63%	to	34.63%
2016	38,060	$14.472034	to	$14.472034	$550,805	1.25%	to	1.25%	0.75%	to	0.75%	(1.39)%	to	(1.39)%
2015	46,947	$14.676617	to	$14.676617	$689,022	1.25%	to	1.25%	1.05%	to	1.05%	2.38%	to	2.38%
2014	59,824	$14.334809	to	$14.334809	$857,566	1.25%	to	1.25%	0.84%	to	0.84%	0.79%	to	0.79%
Putnam VT Small Cap Value Fund
2018	11,617	$13.603576	to	$13.603576	$158,029	1.25%	to	1.25%	0.45%	to	0.45%	(20.93)%	to	(20.93)%
2017	16,443	$17.204057	to	$17.204057	$282,889	1.25%	to	1.25%	0.72%	to	0.72%	6.54%	to	6.54%
2016	12,784	$16.148696	to	$16.148696	$206,439	1.25%	to	1.25%	1.40%	to	1.40%	25.91%	to	25.91%
2015	20,828	$12.825188	to	$12.825188	$267,119	1.25%	to	1.25%	0.89%	to	0.89%	(5.43)%	to	(5.43)%
2014	24,811	$13.561392	to	$13.561392	$336,469	1.25%	to	1.25%	0.49%	to	0.49%	2.15%	to	2.15%
PIMCO VIT Real Return Portfolio
2018	30,224	$13.716400	to	$13.716400	$414,548	1.25%	to	1.25%	2.50%	to	2.50%	(3.43)%	to	(3.43)%
2017	38,027	$14.202958	to	$14.202958	$540,082	1.25%	to	1.25%	2.37%	to	2.37%	2.37%	to	2.37%
2016	40,526	$13.873671	to	$13.873671	$562,223	1.25%	to	1.25%	2.10%	to	2.10%	3.90%	to	3.90%
2015	58,126	$13.353479	to	$13.353479	$776,175	1.25%	to	1.25%	3.98%	to	3.98%	(3.91)%	to	(3.91)%
2014	70,528	$13.897485	to	$13.897485	$980,153	1.25%	to	1.25%	1.43%	to	1.43%	1.82%	to	1.82%
Pioneer Fund VCT Portfolio
2018	4,000,006	$1.769384	to	$2.047160	$7,804,125	1.15%	to	2.25%	0.79%	to	0.79%	(3.93)%	to	(2.86)%
2017	4,615,552	$1.830428	to	$2.107482	$9,306,504	1.15%	to	2.30%	0.22%	to	0.95%	18.60%	to	19.97%
2016	5,198,298	$1.543383	to	$1.756682	$8,767,790	1.15%	to	2.30%	0.97%	to	1.05%	7.12%	to	8.36%
2015	6,146,814	$1.440746	to	$1.621117	$9,596,668	1.15%	to	2.30%	0.80%	to	0.82%	(2.64)%	to	(1.51)%
2014	7,631,990	$1.479781	to	$1.646007	$12,149,472	1.15%	to	2.30%	0.77%	to	0.92%	8.26%	to	9.51%
Pioneer Mid Cap Value VCT Portfolio

2018	10,282	$14.912987	to	$14.912987	$153,337	1.25%	to	1.25%	0.45%	to	0.45%	(20.50)%	to	(20.50)%
2017	11,160	$18.758748	to	$18.758748	$209,353	1.25%	to	1.25%	0.71%	to	0.71%	11.47%	to	11.47%
2016	9,821	$16.828482	to	$16.828482	$165,275	1.25%	to	1.25%	0.48%	to	0.48%	14.79%	to	14.79%
2015	13,072	$14.660195	to	$14.660195	$191,641	1.25%	to	1.25%	0.55%	to	0.55%	(7.52)%	to	(7.52)%
2014	16,930	$15.851783	to	$15.851783	$268,377	1.25%	to	1.25%	0.66%	to	0.66%	13.37%	to	13.37%
Jennison 20/20 Focus Portfolio
2018	41,347	$2.445694	to	$2.643934	$103,408	1.25%	to	1.80%	—%	to	—%	(7.41)%	to	(6.90)%
2017	44,253	$2.641306	to	$2.839734	$119,003	1.25%	to	1.80%	—%	to	—%	27.43%	to	28.13%
2016	45,377	$2.072717	to	$2.216224	$95,559	1.25%	to	1.80%	—%	to	—%	(0.58)%	to	(0.03)%
2015	45,395	$2.084739	to	$2.216834	$95,974	1.25%	to	1.80%	—%	to	—%	3.97%	to	4.55%
2014	50,306	$2.005053	to	$2.120395	$101,813	1.25%	to	1.80%	—%	to	—%	4.80%	to	5.38%
Jennison Portfolio
2018	400,661	$1.625650	to	$2.102260	$648,773	1.25%	to	1.80%	—%	to	—%	(2.94)%	to	(2.41)%
2017	438,802	$1.665744	to	$2.166002	$730,606	1.25%	to	1.80%	—%	to	—%	33.70%	to	34.44%
2016	478,893	$1.239017	to	$1.619988	$594,573	1.25%	to	1.80%	—%	to	—%	(3.05)%	to	(2.52)%
2015	488,946	$1.271003	to	$1.670986	$624,304	1.25%	to	1.80%	—%	to	—%	9.05%	to	9.65%
2014	538,670	$1.159140	to	$1.532315	$629,661	1.25%	to	1.80%	—%	to	—%	7.63%	to	8.22%
Prudential Value Portfolio
2018	58,600	$1.905625	to	$21.915836	$213,074	1.25%	to	2.20%	—%	to	—%	(12.19)%	to	(11.35)
2017	81,666	$2.149589	to	$24.957674	$299,489	1.25%	to	2.20%	—%	to	—%	13.97%	to	15.06%
2016	154,524	$1.868257	to	$21.898093	$401,746	1.25%	to	2.20%	—%	to	—%	8.54%	to	9.58%
2015	162,652	$1.704980	to	$20.175000	$390,205	1.25%	to	2.20%	—%	to	—%	(10.54)%	to	(9.68)%
2014	163,418	$1.887733	to	$22.550970	$444,210	1.25%	to	2.20%	—%	to	—%	7.27%	to	8.30%
Prudential SP International Growth Portfolio
2018	40,654	$1.127791	to	$1.226608	$48,870	1.45%	to	1.95%	—%	to	—%	(14.88)%	to	(14.45)%
2017	40,832	$1.324971	to	$1.433874	$57,430	1.45%	to	1.95%	—%	to	—%	32.81%	to	33.47%
2016	41,011	$0.997680	to	$1.074306	$43,257	1.45%	to	1.95%	—%	to	—%	(6.01)%	to	(5.54)%
2015	41,194	$1.061506	to	$1.137329	$46,043	1.45%	to	1.95%	—%	to	—%	1.10%	to	1.60%
2014	53,664	$1.049997	to	$1.150396	$59,477	1.25%	to	1.95%	—%	to	—%	(7.93)%	to	(7.29)%
Royce Small-Cap Portfolio
2018	13,632	$16.136275	to	$16.136275	$219,973	1.25%	to	1.25%	0.65%	to	0.65%	(9.49)%	to	(9.49)%
2017	22,341	$17.827451	to	$17.827451	$398,280	1.25%	to	1.25%	0.86%	to	0.86%	4.07%	to	4.07%
2016	27,582	$17.130030	to	$17.130030	$472,481	1.25%	to	1.25%	1.60%	to	1.60%	19.46%	to	19.46%
2015	37,555	$14.339485	to	$14.339485	$538,526	1.25%	to	1.25%	0.73%	to	0.73%	(12.90)%	to	(12.90)
2014	42,167	$16.462914	to	$16.462914	$694,187	1.25%	to	1.25%	0.09%	to	0.09%	1.96%	to	1.96%
Victory Variable Insurance Diversified Stock Fund
2018	18,486	$16.510472	to	$18.017058	$327,046	1.25%	to	1.75%	0.41%	to	0.43%	(14.81)%	to	(14.38)
2017	18,936	$19.380135	to	$21.043001	$390,759	1.25%	to	1.75%	0.68%	to	0.69%	24.26%	to	24.89%
2016	19,515	$15.596010	to	$16.849822	$321,976	1.25%	to	1.75%	0.99%	to	1.00%	2.09%	to	2.60%
2015	23,417	$15.276305	to	$16.422075	$376,171	1.25%	to	1.75%	0.56%	to	0.57%	(4.80)%	to	(4.32)%
2014	29,865	$17.163150	to	$20.372631	$503,663	1.25%	to	2.00%	0.87%	to	0.90%	8.02%	to	8.83%
Invesco V.I. Comstock Fund
2018	7,198	$17.547707	to	$17.547707	$126,310	1.25%	to	1.25%	1.42%	to	1.42%	(13.46)%	to	(13.46)%
2017	8,877	$20.277416	to	$20.277416	$180,002	1.25%	to	1.25%	1.89%	to	1.89%	16.12%	to	16.12%
2016	10,415	$17.462616	to	$17.462616	$181,871	1.25%	to	1.25%	1.39%	to	1.39%	15.54%	to	15.54%
2015	10,726	$15.114185	to	$15.114185	$162,106	1.25%	to	1.25%	1.69%	to	1.69%	(7.36)%	to	(7.36)%
2014	14,410	$16.314960	to	$16.314960	$235,099	1.25%	to	1.25%	1.16%	to	1.16%	7.75%	to	7.75%

Invesco V.I. American Franchise Fund
2018	47,873	$17.023404	to	$18.352525	$869,444	1.25%	to	2.35%	—%	to	—%	(5.86)%	to	(4.82)%
2017	50,640	$18.083761	to	$19.282239	$967,728	1.25%	to	2.35%	0.08%	to	0.08%	24.39%	to	25.76%
2016	57,622	$14.538366	to	$15.332492	$877,298	1.25%	to	2.35%	—%	to	—%	(0.11)%	to	1.00%
2015	108,052	$14.554192	to	$15.181179	$1,610,154	1.25%	to	2.35%	—%	to	—%	2.57%	to	3.70%
2014	82,994	$14.270517	to	$14.639201	$1,210,863	1.25%	to	2.15%	0.04%	to	0.04%	6.13%	to	7.09%
Wells Fargo VT Index Asset Allocation Fund
2018	7,616	$2.064334	to	$2.064334	$15,722	1.90%	to	1.90%	0.98%	to	0.98%	(4.73)%	to	(4.73)%
2017	7,616	$2.166862	to	$2.166862	$16,502	1.90%	to	1.90%	0.75%	to	0.75%	10.14%	to	10.14%
2016	7,616	$1.967436	to	$1.967436	$14,984	1.90%	to	1.90%	0.89%	to	0.89%	5.64%	to	5.64%
2015	7,616	$1.862327	to	$1.862327	$14,183	1.90%	to	1.90%	1.03%	to	1.03%	(0.66)%	to	(0.66)%
2014	7,287	$1.874650	to	$1.874650	$13,660	1.90%	to	1.90%	1.53%	to	1.53%	15.84%	to	15.84%
Wells Fargo VT International Equity Fund
2018	2,111,436	$1.975277	to	$14.113165	$3,221,446	1.15%	to	2.45%	12.17%	to	12.39%	(18.87)%	to	(17.81)%
2017	2,419,576	$2.403293	to	$17.396198	$4,495,564	1.15%	to	2.45%	3.00%	to	3.55%	21.84%	to	23.43%
2016	2,859,520	$1.947089	to	$14.278233	$4,274,082	1.15%	to	2.45%	3.26%	to	3.48%	0.75%	to	2.07%
2015	3,639,028	$1.907551	to	$14.171400	$5,311,132	1.15%	to	2.45%	3.88%	to	4.10%	(0.18)%	to	1.13%
2014	4,181,779	$1.886318	to	$14.197051	$5,996,920	1.15%	to	2.45%	2.74%	to	2.99%	(7.59)%	to	(6.38)%
Wells Fargo VT Small Cap Growth Fund
2018	86,255	$21.482856	to	$24.078926	$2,001,772	1.15%	to	2.50%	—%	to	—%	(1.03)%	to	0.31%
2017	87,713	$21.706710	to	$24.003438	$2,040,029	1.15%	to	2.50%	—%	to	—%	23.03%	to	24.70%
2016	117,041	$17.643851	to	$19.249420	$2,200,084	1.15%	to	2.50%	—%	to	—%	5.43%	to	6.87%
2015	144,856	$16.734373	to	$18.012433	$2,559,120	1.15%	to	2.50%	—%	to	—%	(5.04)%	to	(3.75)%
2014	180,041	$17.622403	to	$18.713842	$3,210,246	1.15%	to	2.50%	—%	to	—%	(4.10)%	to	(2.80)%
Wells Fargo VT Opportunity Fund
2018	111,798	$18.081357	to	$19.964925	$2,188,782	1.15%	to	2.50%	0.44%	to	0.44%	(9.23)%	to	(7.99)%
2017	123,070	$19.919349	to	$21.699269	$2,625,386	1.15%	to	2.50%	0.92%	to	1.01%	17.75%	to	19.34%
2016	162,640	$16.917220	to	$18.181991	$2,920,438	1.15%	to	2.50%	2.22%	to	2.32%	9.74%	to	11.23%
2015	246,721	$15.415377	to	$16.345729	$3,996,962	1.15%	to	2.50%	0.35%	to	0.40%	(5.25)%	to	(3.96)%
2014	282,511	$16.269011	to	$17.019429	$4,771,819	1.15%	to	2.50%	0.29%	to	0.44%	7.97%	to	9.44%
HIMCO VIT Index Fund+
2018	—	$8.780334	to	$28.112749	$—	0.25%	to	2.50%	2.08%	to	2.14%	1.42%	to	2.29%
2017	23,005,300	$14.930392	to	$27.719333	$164,721,702	0.15%	to	2.50%	1.78%	to	1.79%	18.14%	to	21.26%
2016	25,134,047	$12.312718	to	$23.463163	$150,131,302	0.15%	to	2.50%	2.11%	to	2.22%	8.59%	to	11.42%
2015	28,574,730	$11.050342	to	$21.607364	$152,141,264	0.15%	to	2.50%	0.34%	to	0.35%	(1.67)%	to	0.91%
2014	32,745,183	$10.950530	to	$21.973575	$176,285,902	0.15%	to	2.50%	—%	to	—%	4.09%	to	13.16%
Columbia Variable Portfolio - Large Cap Growth Fund
2018	1,479,888	$12.300289	to	$12.735436	$18,772,642	1.25%	to	2.50%	—%	to	—%	(6.31)%	to	(5.13)%
2017	1,651,942	$13.128873	to	$13.424362	$22,120,050	1.25%	to	2.50%	—%	to	—%	24.97%	to	26.54%
2016	1,819,402	$10.505251	to	$10.608394	$19,281,130	1.25%	to	2.50%	—%	to	—%	5.05%	to	6.08%
Columbia Variable Portfolio - Overseas Core Fund+
2018	418,809	$9.830300	to	$10.178184	$4,230,427	1.25%	to	2.50%	2.54%	to	2.55%	(18.87)%	to	(17.85)%
2017	484,718	$12.116359	to	$12.389197	$5,972,311	1.25%	to	2.50%	1.86%	to	1.87%	24.04%	to	25.60%
2016	526,103	$9.767869	to	$9.863879	$5,178,019	1.25%	to	2.50%	1.09%	to	1.10%	(2.32)%	to	(1.36)%
CTIVPSM- Loomis Sayles Growth Fund+
2018	731,541	$13.058037	to	$13.519881	$9,837,516	1.25%	to	2.50%	—%	to	—%	(4.81)%	to	(3.61)%
2017	862,628	$13.717542	to	$14.026232	$12,060,121	1.25%	to	2.50%	—%	to	—%	29.75%	to	31.38%

2016	984,696	$10.572329	to	$10.676129	$10,499,958	1.25%	to	2.50%	—%	to	—%	5.72%	to	6.76%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7.   Subsequent Events:

Management has evaluated events subsequent to December 31, 2018 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Talcott Resolution Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (formerly Hartford Life Insurance Company) (the “Company”) as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the years ended December 31, 2017 and 2016 (Predecessor Company), and the related notes and the financial statement schedules listed in the Index at Item 15 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), and the results of its operations and its cash flows for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the years ended December 31, 2017 and 2016 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.

Emphasis of a Matter

As discussed in Note 1 to the financial statements, the Company’s direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 22, 2019

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Operations

	Successor Company	Predecessor Company
	June 1, 2018	January 1,	For the years ended
	to December	2018 to May	December 31,
(In millions)	31, 2018	31, 2018	2017	2016
Revenues
Fee income and other	$502	$381	$906	$969
Earned premiums	31	42	105	203
Net investment income	509	520	1,281	1,373
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(8)	—	(16)	(29)
OTTI losses recognized in other comprehensive income	1	—	2	1
Net OTTI losses recognized in earnings	(7)	—	(14)	(28)
Other net realized capital gains (losses)	149	(107)	(46)	(135)
Total net realized capital gains (losses)	142	(107)	(60)	(163)
Amortization of deferred reinsurance gain	38	—	—	—
Total revenues	1,222	836	2,232	2,382
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	415	534	1,406	1,437
Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”)	98	16	48	114
Insurance operating costs and other expenses	235	183	400	472
Other intangible asset amortization	4	—	—	—
Dividends to policyholders	2	2	2	3
Total benefits, losses and expenses	754	735	1,856	2,026
Income before income taxes	468	101	376	356
Income tax expense	59	7	422	74
Net income (loss)	$409	$94	$(46)	$282

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	June 1, 2018	January 1,	For the years ended
	to December	2018 to May	December 31,
(In millions)	31, 2018	31, 2018	2017	2016
Net income (loss)	$409	$94	$(46)	$282
Other comprehensive income (loss):
Change in net unrealized gain (loss) on securities	(173)	(430)	329	154
Change in net gain on cash-flow hedging instruments	—	(18)	(28)	(25)
Change in foreign currency translation adjustments	2	1	—	—
OCI, net of tax	(171)	(447)	301	129
Comprehensive income (loss)	$238	$(353)	$255	$411

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Balance Sheets

	Successor	Predecessor
	Company	Company
	As of December	As of December
(In millions, except for share data)	31, 2018	31, 2017
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: December 31, 2018 Successor Company - $14,035; December 31, 2017 Predecessor Company - $20,914)	$13,839	$22,799
Fixed maturities, at fair value using the fair value option	12	32
Equity securities, at fair value	116	—
Equity securities, available-for-sale, at fair value (cost: December 31, 2017 Predecessor Company - $140)	—	154
Mortgage loans (net of valuation allowances: December 31, 2018 Successor Company - $5; December 31, 2017 Predecessor Company - $0)	2,100	2,872
Policy loans, at outstanding balance	1,441	1,432
Limited partnerships and other alternative investments	894	1,001
Other investments	201	213
Short-term investments	844	1,094
Total investments	19,447	29,597
Cash	221	537
Premiums receivable and agents’ balances, net	12	15
Reinsurance recoverables	29,564	20,785
Deferred policy acquisition costs and value of business acquired	716	405
Deferred income taxes, net	969	556
Other intangible assets	51	—
Other assets	352	1,003
Separate account assets	98,814	115,834
Total assets	$150,146	$168,732
Liabilities
Reserve for future policy benefits	$18,323	$14,482
Other policyholder funds and benefits payable	28,584	29,228
Other liabilities	2,420	2,508
Separate account liabilities	98,814	115,834
Total liabilities	148,141	162,052
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	3,539
Accumulated other comprehensive (loss) income, net of tax	(171)	1,023
Retained earnings	409	2,112
Total stockholder’s equity	2,005	6,680
Total liabilities and stockholder’s equity	$150,146	$168,732

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholder’s Equity

June 1, 2018 to December 31, 2018 (Successor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

January 1, 2018 to May 31, 2018 (Predecessor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810

For the Year Ended December 31, 2017 (Predecessor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$4,935	$722	$2,158	$7,821
Net loss	—	—	—	(46)	(46)
Total other comprehensive income	—	—	301	—	301
Capital contributions to parent	—	(1,396)	—	—	(1,396)
Balance, end of period	$6	$3,539	$1,023	$2,112	$6,680

For the Year Ended December 31, 2016 (Predecessor Company)
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Total
(In millions)	Stock	Capital	Income	Earnings	Equity
Balance, beginning of period	$6	$5,687	$593	$1,876	$8,162
Net income	—	—	—	282	282
Total other comprehensive income	—	—	129	—	129
Capital contributions to parent	—	(752)	—	—	(752)
Balance, end of period	$6	$4,935	$722	$2,158	$7,821

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Successor
	Company	Predecessor Company
	June 1,	January 1,
	2018 to	2018 to	For the years ended
	December	May 31,	December 31,
(In millions)	31, 2018	2018	2017	2016
Operating Activities
Net income (loss)	$409	$94	$(46)	$282
Adjustments to reconcile net income (loss) to net cash (used for) provided by operating activities
Net realized capital (gains) losses	(142)	107	60	163
Amortization of deferred reinsurance gain	(38)	—	—	—
Amortization of DAC and VOBA	98	16	48	114
Additions to DAC	—	(1)	(2)	(7)
Depreciation and (accretion) amortization	31	(1)	31	9
Other operating activities, net	63	131	143	33
Change in assets and liabilities:
(Increase) decrease in reinsurance recoverables	(990)	(2)	4	117
(Increase) decrease in accrued and deferred income taxes	29	274	(5)	278
Impact of tax reform on accrued and deferred income taxes	—	—	396	—
Increase (decrease) in reserve for future policy benefits and unearned premiums	(503)	45	387	111
Net changes in other assets and other liabilities	302	(60)	(219)	(316)
Net cash (used for) provided by operating activities	(741)	603	797	784
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	3,303	4,397	10,315	10,152
Fixed maturities, fair value option	15	5	50	68
Equity securities, available-for-sale	—	—	203	321
Equity securities, at fair value	68	49	—	—
Mortgage loans	101	116	396	371
Partnerships	83	188	113	395
Payments for the purchase of:
Fixed maturities, available-for-sale	(3,024)	(2,447)	(8,713)	(8,889)
Fixed maturities, fair value option	—	—	—	(29)
Equity securities, available-for-sale	—	—	(199)	(58)
Equity securities, fair value option	(10)	(25)	—	—
Mortgage loans	(323)	(86)	(469)	(263)
Partnerships	(97)	(80)	(235)	(151)
Net payments for repurchase agreements program	(22)	—	—	—
Net payments for derivatives	(303)	(200)	(283)	(261)
Net increase (decrease) in policy loans	18	(26)	12	2
Net sales of (additions to) property and equipment	—	44	(18)	—
Net proceeds from (payments for) short-term investments	1,770	(1,494)	251	(769)
Other investing activities, net	1	22	43	(25)
Net cash provided by investing activities	1,580	463	1,466	864
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,959	1,782	4,549	4,162
Withdrawals and other deductions from investment and universal life-type contracts	(10,173)	(9,206)	(13,749)	(14,871)
Net transfers from separate accounts related to investment and universal life-type contracts	7,360	6,999	7,969	9,811
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(11)	(406)	360	268
Return of capital to parent	—	(517)	(1,396)	(752)
Net repayments at maturity or settlement of consumer notes	—	(8)	(13)	(17)
Net cash used for financing activities	(865)	(1,356)	(2,280)	(1,399)
Net increase (decrease) in cash	(26)	(290)	(17)	249
Cash — beginning of period	247	537	554	305
Cash — end of period	$221	$247	$537	$554
Supplemental Disclosure of Cash Flow Information
Income tax received	$17	$271	$57	$210

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation (“TLI”). Hopmeadow Holdings LP (“Hopmeadow Holdings”, or “HHLP”) is a parent of the Company.

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

On May 31, 2018 the Company’s indirect parent, Hartford Holding, Inc. (“HHI”) completed the sale of the Company’s parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group (“Global Atlantic”), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. (“The Hartford”) or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP (“Talcott Resolution Sale Transaction”).

In conjunction with the sale, the Company entered into a transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services for a period of up to two years. These transition services are not considered a material change in internal controls as the controls are substantially similar to those that existed prior to the Talcott Resolution Sale Transaction. The Company monitors and maintains oversight of the control environment provided by The Hartford covering these services and considers these controls in the evaluation of our internal control environment.

HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. While we do not anticipate material changes to the initial valuation of assets and liabilities in purchase and pushdown accounting, new information related to acquisition date valuations may give rise to a measurement period adjustment. The measurement period is not to exceed one year from the acquisition date and as of December 31, 2018 no changes have been made to the initial valuation of assets and liabilities determined as part of the purchase and pushdown accounting. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI is identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.

On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts (“Commonwealth Annuity Reinsurance Agreement”) to Commonwealth Annuity and Life Insurance Company (“Commonwealth”), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Acquisition Date and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain of approximately $1 billion was recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

Consolidation

The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.

Reclassifications

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Pushdown Accounting (Successor Company)

The table below shows the main balance sheet line items impacted in pushdown accounting as of the date of the acquisition.

Cash and invested assets	$27,038
VOBA	805
Deferred Income Taxes	998
Intangible Assets	55
Reinsurance recoverable and other assets	22,615
Separate account assets	110,773
Total assets	162,284

Reserves for future policy benefits	18,057
Other policyholder funds and benefits payable	29,560
Other liabilities	2,127
Separate account liabilities	110,773
Total liabilities	160,517

Equity	1,767
Total liabilities and stockholder’s equity	$162,284

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizable intangible assets primarily consist of internally developed software amortized over a period not to exceed five years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company’s impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of the indefinitely lived intangibles is less than the carrying value.

Investments

In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid in capital at the acquisition date.

Value of Business Acquired/DAC/Additional Reserves

In conjunction with the acquisition of TLI, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company’s insurance and investment contracts as of the date of the transaction. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company’s insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions,

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. Consistent with the acquisition being recorded at fair value, deferred acquisition costs which do not represent future cash flows are eliminated in pushdown accounting. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as additional insurance liability in Reserves for future policy benefits and Other policyholder funds and benefits payable. The additional liability is amortized to income over the policy or other relevant time period.

Adoption of New Accounting Standards

Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings

In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income (“AOCI”) resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

Financial Instruments - Recognition and Measurement

On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale (“AFS”), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.

Revenue Recognition

On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.

Revenue from customers for other than insurance and investment contracts was $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $58 and $63 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively. The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards

Hedging Activities

The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company has no derivative instruments that qualify for hedge accounting, therefore there will be no impact on the Company’s financial statements upon adoption.

Financial Instruments - Credit Losses

In June 2016 the FASB issued updated guidance for recognition and measurement of credit losses on certain financial instruments, including reinsurance recoverables. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. This guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and receivables. The measurement of the expected credit loss estimate will be based on historical loss data, current conditions, and reasonable and supportable forecasts. Credit losses on fixed maturities available-for-sale carried at fair value will continue to be measured like other-than-temporary impairments (“OTTI”); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. The Company expects to adopt the updated guidance January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for financial instruments carried at other than fair value. The Company is in the process of evaluating the effect on its consolidated financial statements and the ultimate impact of the adoption will depend on the composition of the financial instruments and market conditions at the adoption date. Significant implementation matters yet to be addressed include estimating lifetime expected losses on financial instruments carried at other than fair value including reinsurance recoverables, determining the impact of valuation allowances on net investment income from fixed maturities AFS, updating our investment accounting system functionality to maintain adjustable valuation allowance on fixed maturities, AFS, and developing a detailed implementation plan.

Changes to the Disclosure Requirements for Fair Value Measurement

On August 28, 2018 the FASB issued ASU 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. The amendments in this guidance are effective January 1, 2020 with early adoption permitted for any removed or modified disclosures upon issuance of the guidance. Further, entities are permitted to delay adoption of the additional disclosures until their effective date. The Company has not yet determined the timing of its adoption and is currently assessing the impact of ASU 2018-13 on its financial statements.

Targeted Improvements to the Accounting for Long Duration Contracts

The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, “locked in” at policy issuance and until such time as significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.

Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument’s credit risk, which are required to be recognized in OCI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

This ASU is effective January 1, 2021 with early adoption permitted. The Company is currently assessing the anticipated impacts of applying ASU 2018-12 on its financial statements. While this guidance represents a material change from existing GAAP it does not change the underlying economics of the business or its related cash flows. The Company has not yet determined the timing of its adoption.

Significant Accounting Policies

The Company’s significant accounting policies are as follows:

Segment Information

The Company has one reportable segment and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company’s determination that it has one reportable segment is based on the fact that the Company’s chief operating decision maker reviews the Company’s financial performance at a consolidated level.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company’s current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.

Investments

Overview

The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs (Predecessor Company), VOBA (Successor Company), and reserve adjustments. Effective January 1, 2018, equity securities are now measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the years ended December 31, 2017, and 2016 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities, FVO, equity securities, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, as well as ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

Net Investment Income

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company used investment fund accounting applied to a wholly-owned fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the years ended December 31, 2017 and 2016 (Predecessor Company).

Derivative Instruments

Overview

The Company utilizes a variety of over-the-counter (“OTC”), transactions cleared through central clearing houses (“OTC-cleared”) and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•                   to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•      to manage liquidity;

•      to control transaction costs;

•      to enter into synthetic replication transactions.

Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.

The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged in the Consolidated Statement of Cash Flows.

Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/ or risk management purposes are reported in current period earnings as net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.

When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

Embedded Derivatives

The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association (“ISDA”) agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.

Cash

Cash represents cash on hand and demand deposits with banks or other financial institutions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.

Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.

Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)

Deferred policy acquisition costs (“DAC”) represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the acquisition of TLI being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.

Value of business acquired (“VOBA”) represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly.

For universal life-type contracts (including variable annuities), the VOBA asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits (“EGPs”). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.

The Company determines EGPs using a set of stochastic reversion to mean (“RTM”) separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock (“Unlock”), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

In the fourth quarter of 2018, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC (predecessor), VOBA (successor), death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company’s current best estimate assumptions. The Company also tests the aggregate recoverability of DAC (predecessor) and VOBA (successor) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.

Reserve for Future Policy Benefits

Reserve for Future Policy Benefits on Universal Life-type Contracts

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit (“GMDB”) and the life-contingent portion of guaranteed minimum withdrawal benefit (“GMWB”) riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (“MAV”). For the Company’s products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance (“GRB”), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.

The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.

The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts

Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

The Company uses reinsurance for a portion of its fixed and payout annuity businesses.

Other Policyholder Funds and Benefits Payable

Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

Separate Account Liabilities

The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1                                Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2                                Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3                                Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2018

		Quoted Prices
		in Active	Significant	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities (“ABS”)	$516	$—	$514	$2
Collateralized loan obligations (“CLOs”)	963	—	886	77
Commercial mortgage-backed securities (“CMBS”)	1,407	—	1,366	41
Corporate	7,678	—	7,351	327
Foreign government/government agencies	377	—	377	—
Bonds of municipalities and political subdivisions (“municipal bonds”)	734	—	734	—
Residential mortgage-backed securities (“RMBS”)	1,033	—	590	443
U.S. Treasuries	1,131	322	809	—
Total fixed maturities	13,839	322	12,627	890
Fixed maturities, FVO	12	—	12	—
Equity securities, at fair value	116	54	16	46
Derivative assets
Interest rate derivatives	36	—	36	—
Guaranteed minimum withdrawal benefit (“GMWB”) hedging instruments	44	—	8	36
Macro hedge program	132	—	—	132
Total derivative assets [2]	212	—	44	168
Short-term investments	844	464	380	—
Reinsurance recoverable for GMWB	40	—	—	40
Modified coinsurance reinsurance contracts	12	—	12	—
Separate account assets [3]	94,724	59,361	35,323	40
Total assets accounted for at fair value on a recurring basis	$109,799	$60,201	$48,414	$1,184
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(80)	$—	$—	$(80)
Total other policyholder funds and benefits payable	(80)	—	—	(80)
Derivative liabilities
Credit derivatives	2	—	2	—
Foreign exchange derivatives	(91)	—	(91)	—
Interest rate derivatives	(137)	—	(110)	(27)
GMWB hedging instruments	27	—	18	9
Macro hedge program	115	—	—	115
Total derivative liabilities [4]	(84)	—	(181)	97
Total liabilities accounted for at fair value on a recurring basis	$(164)	$—	$(181)	$17

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES

TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Predecessor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2017

		Quoted Prices
		in Active	Significant	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities (“ABS”)	$819	$—	$806	$13
Collateralized loan obligations (“CLOs”)	888	—	815	73
Commercial mortgage-backed securities (“CMBS”)	2,084	—	2,058	26
Corporate	14,038	—	13,595	443
Foreign government/government agencies	407	—	406	1
Bonds of municipalities and political subdivisions (“municipal bonds”)	1,266	—	1,228	38
Residential mortgage-backed securities (“RMBS”)	1,427	—	735	692
U.S. Treasuries	1,870	284	1,586	—
Total fixed maturities	22,799	284	21,229	1,286
Fixed maturities, FVO	32	—	32	—
Equity securities, trading [1]	12	12	—	—
Equity securities, AFS	154	61	47	46
Derivative assets
Credit derivatives	1	—	1	—
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	47	—	47	—
GMWB hedging instruments	69	—	35	34
Macro hedge program	19	—	—	19
Total derivative assets [2]	135	—	82	53
Short-term investments	1,094	807	287	—
Reinsurance recoverable for GMWB	36	—	—	36
Modified coinsurance reinsurance contracts	55	—	55	—
Separate account assets [3]	113,302	73,538	38,677	185
Total assets accounted for at fair value on a recurring basis	$137,619	$74,702	$60,409	$1,606
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(75)	$—	$—	$(75)
Total other policyholder funds and benefits payable	(75)	—	—	(75)
Derivative liabilities
Foreign exchange derivatives	(187)	—	(187)	—
Interest rate derivatives	(403)	—	(374)	(29)
GMWB hedging instruments	(2)	—	(2)	—
Macro hedge program	4	—	—	4
Total derivative liabilities [4]	(588)	—	(563)	(25)
Total liabilities accounted for at fair value on a recurring basis	$(663)	$—	$(563)	$(100)

[1]    Included in other investments on the Consolidated Balance Sheets.

[2]             Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 4 to this table for derivative liabilities.

[3]             Approximately $3.6 billion and $2.5 billion of investment sales receivable, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $468 and $902 of investments, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]             Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments and Free-standing Derivatives

Valuation Techniques

The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a “waterfall” approach comprised of the following pricing sources and techniques, which are listed in priority order:

•                   Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•                   Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•                   Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•                   Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.

Valuation Controls

The fair value process for investments is monitored by the Valuation Committee of the Company’s investment manager, which is a cross-functional group of senior management at the Company’s investment manager that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as to approve changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.

There are also two working groups under the Valuation Committee of the Company’s investment manager: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.

The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.

The Company’s investment manager conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•                   Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•                   Daily comparison of OTC derivative market valuations to counterparty valuations.

•                   Review of weekly price changes compared to published bond prices of a corporate bond index.

•                   Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•                   Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.

The Company maintains oversight of its investment manager’s internal controls, including valuation controls, and maintains the final decision on all valuation matters.

Valuation Inputs

Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:

• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S. Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements

• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2018 (Successor Company)
Assets Accounted
for at Fair Value		Predominant				Weighted	Impact of
on a Recurring	Fair	Valuation				Average	Increase in Input on
Basis	Value	Technique	Significant Unobservable Input	Minimum	Maximum	[1]	Fair Value [2]
CMBS [3]	$1	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	278bps	Decrease
Corporate [4]	144	Discounted cash flows	Spread	145bps	1,145bps	400bps	Decrease
RMBS [3]	426	Discounted cash flows	Spread	31bps	346bps	92bps	Decrease
			Constant prepayment rate	—%	13%	6%	Decrease [5]
			Constant default rate	2%	8%	3%	Decrease
			Loss severity	—%	100%	58%	Decrease
As of December 31, 2017 (Predecessor Company)
CMBS [3]	$15	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	457bps	Decrease
Corporate [4]	190	Discounted cash flows	Spread	103bps	1,000bps	355bps	Decrease
Municipal	22	Discounted cash flows	Spread	192bps	250bps	228bps	Decrease
RMBS [3]	692	Discounted cash flows	Spread	24bps	463bps	77bps	Decrease
			Constant prepayment rate	—%	25%	6%	Decrease [5]
			Constant default rate	—%	7%	4%	Decrease
			Loss severity	—%	100%	65%	Decrease

[1]      The weighted average is determined based on the fair value of the securities.

[2]      Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]      Excludes securities for which the Company based fair value on broker quotations.

[4]      Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]      Decrease for above market rate coupons and increase for below market rate coupons.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2018 (Successor Company)
						Impact of
	Fair	Predominant Valuation	Significant			Increase in Input
	Value	Technique	Unobservable Input	Minimum	Maximum	on Fair Value [1]
Interest rate derivatives
Interest rate swaps	$(27)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	22%	22%	Increase
Equity options	(1)	Option model	Equity volatility	30%	32%	Increase
Customized swaps	71	Discounted cash flows	Equity volatility	18%	30%	Increase
Interest rate swaption	1	Option model	Interest rate volatility	3%	3%	Increase
Macro hedge program [2]
Equity options	250	Option model	Equity volatility	17%	30%	Increase
As of December 31, 2017 (Predecessor Company)
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	2%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	19%	19%	Increase
Equity options	1	Option model	Equity volatility	27%	30%	Increase
Customized swaps	59	Discounted cash flows	Equity volatility	7%	30%	Increase
Macro hedge program [2]
Equity options	29	Option model	Equity volatility	18%	31%	Increase

[1]      Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]      Excludes derivatives for which the Company bases fair value on broker quotations.

While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), no significant adjustments were made by the Company to broker prices received.

Transfers between Levels

Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $171 and $283, for the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), respectively, which represented previously on-the-run U.S.Treasury securities that are now off-the-run. For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), there were no transfers from Level 2 to Level 1. The amount of transfers from Level 1 to Level 2 was $773, for the year ended December 31, 2017 (Predecessor Company), which represented previously on-the-run U.S.Treasury securities that are now off-the-run. For the year ended December 31, 2017 (Predecessor Company), there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the transfers into and out of Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives

The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance (“GRB”) which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life- contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives

The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques

Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.

Valuation Controls

Oversight of the Company’s valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.

Valuation Inputs

The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

Best Estimate Claim Payments

The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.

The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognizes non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Credit Standing Adjustment

The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.

Margins

The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2	Level 3
Primary Observable Inputs	Primary Unobservable Inputs

•  Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates

•  Correlations of 10 years of observed historical returns across underlying well-known market indices

•  Correlations of historical index returns compared to separate account fund returns

•  Equity index levels

•  Market implied equity volatility assumptions

•  Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:

•  Withdrawal utilization

•  Withdrawal rates

•  Lapse rates

•  Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2018 (Successor Company)
	Unobservable Inputs	Unobservable Inputs	Impact of Increase in Input
Significant Unobservable Input	(Minimum)	(Maximum)	on Fair Value Measurement [1]
Withdrawal utilization [2]	15%	100%	Increase
Withdrawal rates [3]	—%	8%	Increase
Lapse rates [4]	1%	40%	Decrease
Reset elections [5]	20%	45%	Increase
Equity volatility [6]	17%	30%	Increase
Credit standing adjustment [7]	0.04%	0.28%	Decrease
As of December 31, 2017 (Predecessor Company)
	Unobservable Inputs	Unobservable Inputs	Impact of Increase in Input
Significant Unobservable Input	(Minimum)	(Maximum)	on Fair Value Measurement [1]
Withdrawal utilization [2]	15%	100%	Increase
Withdrawal rates [3]	—%	8%	Increase
Lapse rates [4]	—%	40%	Decrease
Reset elections [5]	30%	75%	Increase
Equity volatility [6]	7%	30%	Increase

[1]      Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]      Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]      Range represents assumed annual amount withdrawn by policyholders.

[4]      Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]      Range represents assumed percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]      Range represents implied market volatilities for equity indices based on multiple pricing sources.

[7]      Range represents Company credit spreads, adjusted for market recoverability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Separate Account Assets

Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 51% were subject to significant liquidation restrictions as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). Total limited partnerships that do not allow any form of redemption were 0% and 21%, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs

The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the period of June 1, 2018 to December 31, 2018 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/
		Unrealized Gains
		(Losses)
	Fair Value	Included in					Transfers	Transfers	Fair Value
	as of	Net					into	out of	as of
	June 1,	Income [1]	Included				Level 3	Level 3	December
	2018	[2] [6]	in OCI [3]	Purchases	Settlements	Sales	[4]	[4]	31, 2018

Assets
Fixed maturities, AFS
ABS	$12	$—	$—	$20	$(1)	$(4)	$1	$(26)	$2
CLOs	65	—	(1)	142	(3)	(7)	—	(119)	77
CMBS	17	—	—	42	(1)	(1)	—	(16)	41
Corporate	451	(6)	(7)	17	(2)	(33)	6	(99)	327
Municipal	24	—	—	—	—	(12)	—	(12)	—
RMBS	617	—	(1)	38	(71)	(117)	—	(23)	443
Total fixed maturities, AFS	1,186	(6)	(9)	259	(78)	(174)	7	(295)	890
Equity securities, at fair value	42	1	—	4	—	(1)	—	—	46
Freestanding derivatives
Interest rate	(27)	—	—	—	—	—	—	—	(27)
GMWB hedging instruments	17	28	—	—	—	—	—	—	45
Macro hedge program	(5)	156	—	41	55	—	—	—	247
Total freestanding derivatives [5]	(15)	184	—	41	55	—	—	—	265
Reinsurance recoverable for GMWB	22	10	—	—	8	—	—	—	40
Separate accounts	55	—	—	45	—	(7)	6	(59)	40
Total assets	$1,290	$189	$(9)	$349	$(15)	$(182)	$13	$(354)	$1,281
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(21)	(25)	—	—	(34)	—	—	—	(80)
Total other policyholder funds and benefits payable	(21)	(25)	—	—	(34)	—	—	—	(80)
Total liabilities	$(21)	$(25)	$—	$—	$(34)	$—	$—	$—	$(80)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/
		Unrealized Gains
		(Losses)
	Fair Value						Transfers	Transfers	Fair
	as of	Included in					into	out of	Value as
	January	Net Income	Included in				Level 3	Level 3	of May
	1, 2018	[1] [2] [6]	OCI [3]	Purchases	Settlements	Sales	[4]	[4]	31, 2018

Assets
Fixed maturities, AFS
ABS	$13	$—	$—	$6	$(1)	$—	$1	$(7)	$12
CLOs	73	—	—	5	—	(3)	—	(10)	65
CMBS	26	—	—	7	(1)	(15)	—	—	17
Corporate	443	2	(23)	47	(16)	(46)	64	(20)	451
Foreign Govt./Govt. agencies	1	—	—	—	(1)	—	—	—	—
Municipal	38	—	(1)	—	—	—	—	(13)	24
RMBS	692	—	(3)	35	(78)	(24)	—	(5)	617
Total fixed maturities, AFS	1,286	2	(27)	100	(97)	(88)	65	(55)	1,186
Equity securities, at fair value	46	10	—	—	—	(14)	—	—	42
Freestanding derivatives
Interest rate	(29)	2	—	—	—	—	—	—	(27)
GMWB hedging instruments	34	(15)	—	—	—	(2)	—	—	17
Macro hedge program	23	(28)	—	—	—	—	—	—	(5)
Total freestanding derivatives [5]	28	(41)	—	—	—	(2)	—	—	(15)
Reinsurance recoverable for GMWB	36	(19)	—	—	5	—	—	—	22
Separate accounts	185	—	—	34	—	(164)	22	(22)	55
Total assets	$1,581	$(48)	$(27)	$134	$(92)	$(268)	$87	$(77)	$1,290
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(75)	82	—	—	(28)	—	—	—	(21)
Total other policyholder funds and benefits payable	(75)	82	—	—	(28)	—	—	—	(21)
Total liabilities	$(75)	$82	$—	$—	$(28)	$—	$—	$—	$(21)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/
		Unrealized Gains
		(Losses)
	Fair Value						Transfers	Transfers	Fair Value
	as of	Included in					into	out of	as of
	January	Net Income	Included				Level 3	Level 3	December
	1, 2017	[1] [2] [6]	in OCI [3]	Purchases	Settlements	Sales	[4]	[4]	31, 2017

Assets
Fixed maturities, AFS
ABS	$37	$—	$—	$14	$(6)	$—	$6	$(38)	$13
CLOs	260	14	(17)	147	(107)	(19)	—	(205)	73
CMBS	21	—	1	33	(4)	—	—	(25)	26
Corporate	566	(8)	23	111	(7)	(95)	78	(225)	443
Foreign Govt./Govt. agencies	17	—	1	3	(2)	—	—	(18)	1
Municipal	72	—	4	—	(1)	(5)	—	(32)	38
RMBS	711	—	19	155	(185)	—	—	(8)	692
Total fixed maturities, AFS	1,684	6	31	463	(312)	(119)	84	(551)	1,286
Equity securities, AFS	44	—	(4)	6	—	—	—	—	46
Freestanding derivatives
Equity	—	—	—	—	—	—	—	—	—
Interest rate	(30)	1	—	—	—	—	—	—	(29)
GMWB hedging instruments	81	(47)	—	—	—	—	—	—	34
Macro hedge program	167	10	—	9	—	(163)	—	—	23
Total freestanding derivatives [5]	218	(36)	—	9	—	(163)	—	—	28
Reinsurance recoverable for GMWB	73	(52)	—	—	15	—	—	—	36
Separate accounts	201	3	6	152	(8)	(53)	11	(127)	185
Total assets	$2,220	$(79)	$33	$630	$(305)	$(335)	$95	$(678)	$1,581
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(241)	231	—	—	(65)	—	—	—	(75)
Equity linked notes	(33)	(4)	—	—	37	—	—	—	—
Total other policyholder funds and benefits payable	(274)	227	—	—	(28)	—	—	—	(75)
Total liabilities	$(274)	$227	$—	$—	$(28)	$—	$—	$—	$(75)

[1]        The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]        Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[3]        All amounts are before income taxes and amortization.

[4]        Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]        Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]        Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income (Loss) for Financial Instruments Classified as Level 3

Still Held at End of Period

	Successor Company	Predecessor Company
	June 1, 2018 to	January 1, 2018	For the Year Ended
	December 31, 2018	to May 31, 2018	December 31, 2017
	[1] [2]	[1] [2]	[1] [2]

Assets
Fixed maturities, AFS
Corporate	$(6)	$2	$(1)
Total fixed maturities, AFS	(6)	2	(1)
Freestanding derivatives
Interest rate	1	(5)	1
GMWB hedging instruments	28	(17)	(61)
Macro hedge program	252	(26)	(77)
Total freestanding derivatives	281	(48)	(137)
Reinsurance recoverable for GMWB	10	(19)	(52)
Separate accounts	—	—	1
Total assets	$285	$(65)	$(189)
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	$(25)	$82	$231
Equity linked notes	—	—	(4)
Total other policyholder funds and benefits payable	(25)	82	227
Total liabilities	$(25)	$82	$227

[1]        All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[2]        Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

Fair Value Option

The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets.

As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the fair value of assets and liabilities using the fair value option was $12 and $32, respectively, within the residential real estate sector.

The Company also previously elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedged the risk associated with the investments. The swaps did not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps were recorded in net realized capital gains and losses. These equity securities were classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities was recorded in net investment income and changes in fair value were recorded in net realized capital gains and losses.

For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) there were no realized capital gains (losses) related to the fair value of assets using the fair value option. For the year ended December 31, 2017 (Predecessor Company) the income earned from FVO securities and the changes recorded in net realized capital gains (losses) were $1, related to equity securities. For the year ended December 31, 2016 (Predecessor Company) the income earned from FVO securities and the changes recorded in net realized capital gains (losses) was $3 and $(34), related to residential real-estate and equity securities, respectively. The Company did not hold any of these equity securities as of December 31, 2018 (Successor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value

	Fair Value Hierarchy Level	Successor Company		Predecessor Company
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
		December 31, 2018		December 31, 2017
Assets
Policy loans	Level 3	$1,441	$1,441	$1,432	$1,432
Mortgage loans	Level 3	$2,100	$2,125	$2,872	$2,941
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,186	$5,888	$5,905	$6,095
Consumer notes [2] [3]	Level 3	$—	$—	$8	$8
Assumed investment contracts [3]	Level 3	$185	$185	$342	$361

[1]   Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]   Excludes amounts carried at fair value and included in preceding disclosures.

[3]   Included in other liabilities in the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments

Net Investment Income
	Successor
	Company	Predecessor Company
	June 1, 2018 to
	December 31,	January 1, 2018	For the years ended December 31,
(Before-tax)	2018	to May 31, 2018	2017	2016
Fixed maturities [1]	$343	$395	$995	$1,049
Equity securities	9	4	9	8
Mortgage loans	49	54	124	135
Policy loans	48	32	79	83
Limited partnerships and other alternative investments	67	41	75	86
Other [2]	11	13	54	64
Investment expenses	(18)	(19)	(55)	(52)
Total net investment income	$509	$520	$1,281	$1,373

[1]  Includes net investment income on short-term investments.

[2]  Primarily includes income from derivatives that qualify for hedge accounting and hedge fixed maturities.

Net Realized Capital Gains (Losses)
	Successor
	Company	Predecessor Company
	June 1, 2018 to
	December 31,	January 1, 2018	For the years ended December 31,
(Before tax)	2018	to May 31, 2018	2017	2016
Gross gains on sales	$12	$49	$226	$211
Gross losses on sales	(38)	(112)	(58)	(93)
Equity securities [1]	(21)	2	—	—
Net OTTI losses recognized in earnings	(7)	—	(14)	(28)
Valuation allowances on mortgage loans	(5)	—	2	—
Results of variable annuity hedge program
GMWB derivatives, net	12	12	48	(38)
Macro hedge program	153	(36)	(260)	(163)
Total results of variable annuity hedge program	165	(24)	(212)	(201)
Transactional foreign currency revaluation	9	(6)	(1)	(70)
Non-qualifying foreign currency derivatives	(10)	7	(5)	57
Other, net [2]	37	(23)	2	(39)
Net realized capital gains (losses)	$142	$(107)	$(60)	$(163)

[1]      Effective January 1, 2018, with adoption of new accounting standards for equity securities, include all changes in fair value and trading gains and losses for equity securities at fair value.

[2]      Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and $0 and $6 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. For the period of June 1, 2018 to December 31, 2018 (Successor Company), before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(32). Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses were $(2) for the period January 1, 2018 to May 31, 2018 (Predecessor Company). Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $153 and $89 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Sales of AFS Securities
	Successor
	Company	Predecessor Company
	June 1, 2018 to	January 1, 2018 to	For the years ended December 31,
	December 31, 2018	May 31, 2018	2017	2016
Fixed maturities, AFS
Sale proceeds	$2,523	$3,523	$7,979	$7,409
Gross gains	12	45	211	206
Gross losses	(37)	(47)	(56)	(85)
Equity securities, AFS
Sale proceeds			$203	$321
Gross gains			13	4
Gross losses			(1)	(8)

Sales of AFS securities in 2018 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

The net unrealized gain (loss) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2018 (Successor Company), was $(14) and $(3) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), respectively. Prior to January 1, 2018, changes in net unrealized gains (losses) were included in AOCI.

Recognition and Presentation of Other-Than-Temporary Impairments

The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.

The Company will also record an OTTI for those fixed maturities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.

The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company’s considerations include, but are not limited to, (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.

For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.

For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value (“LTV”) ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

Prior to January 1, 2018, the Company recorded an OTTI for certain equity securities with debt-like characteristics if the Company intended to sell or it was more likely than not that the Company was required to sell the security before a recovery in value as well as for those equity securities for which the Company did not expect to recover the entire amortized cost basis. The Company also recorded an OTTI for equity securities where the decline in the fair value was deemed to be other-than-temporary. For further discussion of these policies, see Recognition and Presentation of Other-Than-Temporary Impairments within Note 3 - Investments of Notes to Consolidated Financial Statements included in the Company’s 2017 Form 10-K Annual Report (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Impairments in Earnings by Type
	Successor
	Company	Predecessor Company
	June 1, 2018 to	January 1, 2018 to	For the years ended December 31,
	December 31, 2018	May 31, 2018	2017	2016
Intent-to-sell impairments	$1	$—	$—	$4
Credit impairments	6	—	14	22
Impairments on equity securities	—	—	—	2
Total impairments	$7	$—	$14	$28

Cumulative Credit Impairments
	Successor
	Company	Predecessor Company
	June 1, 2018	January 1,	For the years ended December 31,
	to December	2018 to May
(Before tax)	31, 2018	31, 2018	2017	2016
Balance as of beginning of period	$—	$(88)	$(170)	$(211)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(6)	—	(1)	(9)
Securities previously impaired	—	—	(13)	(13)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	—	17	82	44
Securities due to an increase in expected cash flows	—	1	14	19
Balance as of end of period	$(6)	$(70)	$(88)	$(170)

[1]   These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

Available-for-Sale Securities

AFS Securities by Type
	Successor Company					Predecessor Company
	December 31, 2018					December 31, 2017
					Non-					Non-
	Cost or	Gross	Gross		Credit	Cost or	Gross	Gross		Credit
	Amortized	Unrealized	Unrealized	Fair	OTTI	Amortized	Unrealized	Unrealized	Fair	OTTI
	Cost [1]	Gains	Losses	Value	[2]	Cost	Gains	Losses	Value	[2]
ABS	$514	$2	$—	$516	$—	$821	$9	$(11)	$819	$—
CLOs	971	5	(13)	963	—	886	2	—	888	—
CMBS	1,409	8	(7)	1,407	—	2,061	45	(22)	2,084	(1)
Corporate	7,860	19	(236)	7,678	(1)	12,587	1,483	(32)	14,038	—
Foreign govt./govt. agencies	383	3	(6)	377	—	379	30	(2)	407	—
Municipal	738	5	(10)	734	—	1,125	142	(1)	1,266	—
RMBS	1,034	3	(4)	1,033	—	1,388	41	(2)	1,427	—
U.S. Treasuries	1,126	8	(3)	1,131	—	1,667	206	(3)	1,870	—
Total fixed maturities, AFS	14,035	53	(279)	13,839	(1)	20,914	1,958	(73)	22,799	(1)
Equity securities, AFS [3]						140	14	—	154	—
Total AFS securities	$14,035	$53	$(279)	$13,839	$(1)	$21,054	$1,972	$(73)	$22,953	$(1)

[1]        The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

[2]        Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company).

[3]        Effective January 1, 2018, with the adoption of new accounting standards for financial instruments, equity securities, AFS were reclassified to equity securities at fair value and are excluded from the table above as of December 31, 2018.

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$481	$479	$844	$850
Over one year through five years	1,508	1,501	3,498	3,580
Over five years through ten years	1,807	1,783	3,178	3,321
Over ten years	6,311	6,157	8,238	9,830
Subtotal	10,107	9,920	15,758	17,581
Mortgage-backed and asset-backed securities	3,928	3,919	5,156	5,218
Total fixed maturities, AFS	$14,035	$13,839	$20,914	$22,799

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2018 (Successor Company) or December 31, 2017 (Predecessor Company). As of December 31, 2018 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were CVS Health Corporation, Microsoft Corporation, and HSBC Holdings PLC, which each comprised less than 1% of total invested assets. As of December 31, 2017 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were HSBC Holdings PLC, Microsoft Corporation, and National Grid PLC, which each comprised less than 1% of total invested assets.

The Company’s three largest exposures by sector as of December 31, 2018 (Successor Company), were utilities, financial services, and CMBS which comprised approximately 8%, 7% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2017 (Predecessor Company) were financial services, utilities, and CMBS which comprised approximately 9%, 9% and 7%, respectively, of total invested assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2018
Successor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Losses	Cost [1]	Value	Losses	Cost [1]	Value	Losses
ABS	$179	$179	$—	$—	$—	$—	$179	$179	$—
CLOs	887	874	(13)	—	—	—	887	874	(13)
CMBS	762	754	(7)	—	—	—	762	754	(7)
Corporate	6,748	6,549	(236)	—	—	—	6,748	6,549	(236)
Foreign govt./govt. agencies	218	212	(6)	—	—	—	218	212	(6)
Municipal	490	480	(10)	—	—	—	490	480	(10)
RMBS	727	723	(4)	—	—	—	727	723	(4)
U.S. Treasuries	619	616	(3)	—	—	—	619	616	(3)
Total fixed maturities, AFS in an unrealized loss position	$10,630	$10,387	$(279)	$—	$—	$—	$10,630	$10,387	$(279)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2017
Predecessor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses	Cost	Value	Losses
ABS	$158	$157	$(1)	$219	$209	$(10)	$377	$366	$(11)
CLOs	242	242	—	37	37	—	279	279	—
CMBS	524	517	(7)	346	331	(15)	870	848	(22)
Corporate	1,082	1,074	(8)	779	755	(24)	1,861	1,829	(32)
Foreign govt./govt. agencies	60	59	(1)	35	34	(1)	95	93	(2)
Municipal	9	9	—	10	9	(1)	19	18	(1)
RMBS	288	287	(1)	28	27	(1)	316	314	(2)
U.S. Treasuries	382	380	(2)	38	37	(1)	420	417	(3)
Total fixed maturities, AFS in an unrealized loss position	$2,745	$2,725	$(20)	$1,492	$1,439	$(53)	$4,237	$4,164	$(73)
Equity securities, AFS [2]	6	6	—	3	3	—	9	9	—
Total securities in an unrealized loss position	$2,751	$2,731	$(20)	$1,495	$1,442	$(53)	$4,246	$4,173	$(73)

[1]        The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

[2]        Effective January 1, 2018, with the adoption of new accounting standards for financial instruments, equity securities, AFS were reclassified to equity securities at fair value and are excluded from the table above as of December 31, 2018.

As of December 31, 2018 (Successor Company), AFS securities in an unrealized loss position consisted of 2,234 securities, primarily in the corporate sector, which were depressed due to widening of credit spreads since the application of pushdown accounting in connection with the May 31, 2018 sale by HHI. As of December 31, 2018, 99% of these securities were depressed less than 20% of cost or amortized cost.

The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Mortgage Loans

Mortgage Loan Valuation Allowances

Mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower’s ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan’s estimated value is most frequently the Company’s share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The Company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

As of December 31, 2018 (Successor Company), mortgage loans had an amortized cost and carrying value of $2.1 billion, with a valuation allowance of $(5). As of December 31, 2017 (Predecessor Company), mortgage loans had an amortized cost and carrying value of $2.9 billion with no valuation allowance. Amortized cost represents carrying value prior to valuation allowances, if any.

As of December 31, 2018 (Successor Company), the carrying value of mortgage loans that had a valuation allowance was $23. There were no mortgage loans held-for-sale as of December 31, 2018 (Successor Company) or December 31, 2017 (Predecessor Company). As of December 31, 2018 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity
	Successor
	Company	Predecessor Company
	June 1, 2018 to
	December 31,	January 1, 2018	For the years ended December 31,
	2018	to May 31, 2018	2017	2016
Beginning balance	$—	$—	$(19)	$(19)
Reversals/(Additions)	(6)	—	(1)	—
Deductions	1	—	20	—
Ending balance	$(5)	$—	$—	$(19)

The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 52% as of December 31, 2018 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property’s net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the Company held no delinquent commercial mortgages loan past due by 90 days or more.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Mortgage Loans Credit Quality
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
		Avg. Debt-Service		Avg. Debt-Service
Loan-to-value	Carrying Value	Coverage Ratio	Carrying Value	Coverage Ratio
Greater than 80%	$—	0.00x	$5	1.26x
65% - 80%	340	1.78x	125	1.88x
Less than 65%	1,760	2.48x	2,742	2.69x
Total mortgage loans	$2,100	2.36x	$2,872	2.65x

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$56	2.7%	$62	2.1%
East South Central	19	0.9%	14	0.5%
Middle Atlantic	131	6.2%	291	10.1%
Mountain	51	2.4%	53	1.9%
New England	79	3.7%	92	3.2%
Pacific	684	32.6%	838	29.2%
South Atlantic	457	21.8%	608	21.2%
West South Central	226	10.8%	195	6.8%
Other [1]	397	18.9%	719	25.0%
Total mortgage loans	$2,100	100%	$2,872	100%

[1]   Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$580	27.6%	$743	25.9%
Lodging	24	1.1%	24	0.8%
Multifamily	518	24.7%	662	23.0%
Office	478	22.8%	685	23.9%
Retail	286	13.6%	557	19.4%
Single Family	86	4.1%	—	—%
Other	128	6.1%	201	7.0%
Total mortgage loans	$2,100	100%	$2,872	100%

Variable Interest Entities

The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities.

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the Company did not hold any VIEs for which it was the primary beneficiary.

Non-Consolidated VIEs

The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) is limited to the total carrying value of $849 and $900, respectively, which are included in limited partnerships and other alternative investments in the Company’s Consolidated Balance Sheets. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the Company has outstanding commitments totaling $474 and $673, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

Securities Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.

Securities Lending

Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income in the Company’s Consolidated Statements of Operations.

Repurchase Agreements

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company’s current positions do not meet the specific conditions for net presentation.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Consolidated Balance Sheets. The Company accounts for the repurchase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company’s Consolidated Balance Sheets.

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short term investments in the Company’s Consolidated Balance Sheets.

Securities Lending and Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2018	December 31, 2017
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of securities on loan	$277	$674
Gross amount of associated liability for collateral received [1]	$284	$689

Repurchase Agreements:
Gross amount of recognized liabilities for repurchase agreements	$186	$202
Gross amount of collateral pledged related to repurchase agreements [2]	$190	$206
Gross amount of recognized receivables for reverse repurchase agreements [3]	$25	$—

[1]

Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included in the Consolidated Balance Sheets. Amount includes additional securities collateral received of $1 and $1 which are excluded from the Company’s Consolidated Balance Sheets as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively.

[2]	Collateral pledged is included within fixed maturities, AFS and short term investments in the Company’s Consolidated Balance Sheets.
[3]	Collateral received is included within short term investments in the Company’s Consolidated Balance Sheets.

Other Collateral Transactions

The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the fair value of securities on deposit was $23 and $22, respectively.

For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 -Derivative Instruments of Notes to Consolidated Financial Statements.

Equity Method Investments

The majority of the Company’s investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $67 for the period June 1, 2018 to December 31, 2018 (Successor Company), $41 for the period January 1, 2018 to May 31, 2018 (Predecessor Company), $75 and $96 for the periods ended December 31, 2017 and 2016 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2018 (Successor Company) is limited to the total carrying value of $894. In addition, the Company has outstanding commitments totaling approximately $478, to fund limited partnership and other alternative investments as of December 31, 2018 (Successor Company). The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2018, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $132.7 billion and $161.1 billion as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $46.5 billion as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively. Aggregate net investment income of the limited partnerships in which the Company invested totaled $653, $1.8 billion and $0.9 billion for the periods ended December 31, 2018 (Successor Company), 2017 (Predecessor Company) and 2016 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $8.9 billion, $8.1 billion, and $7.4 billion for the periods ended

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

December 31, 2018 (Successor Company), 2017 (Predecessor Company) and 2016 (Predecessor Company), respectively. As of, and for the period ended, December 31, 2018 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives

Derivative Instruments

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.

Strategies that Qualify for Hedge Accounting

The Company’s derivatives may satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company has no derivative instruments that qualify for hedge accounting. The hedge strategies by hedge accounting designation have previously included:

Cash Flow Hedges

Interest rate swaps have been predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily converted interest receipts on floating-rate fixed maturity securities to fixed rates. The Company also previously entered into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.

Foreign currency swaps have been used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.

Non-qualifying Strategies

Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company’s variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

The non-qualifying strategies include:

Interest Rate Swaps and Futures

The Company uses interest rate swaps, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $1.5 billion and $2.7 billion, respectively.

Foreign Currency Swaps and Forwards

The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash and, previously, to hedge equity securities.

Fixed Payout Annuity Hedge

The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Credit Contracts

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

Equity Index Swaps and Options

The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. The Company previously entered into total return swaps to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contained embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.

GMWB Derivatives, net

The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.

The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Notional Amount		Fair Value
	Successor	Predecessor	Successor	Predecessor
	Company	Company	Company	Company
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Customized swaps	$3,877	$5,023	$71	$59
Equity swaps, options, and futures	776	1,407	(25)	(31)
Interest rate swaps and futures	3,140	3,022	25	39
Total	$7,793	$9,452	$71	$67

Macro Hedge Program

The Company utilizes equity swaps, options and futures to provide protection against the statutory tail scenario risk to the Company’s statutory surplus arising from higher GMWB and guaranteed minimum death benefits (“GMDB”) claims as well as lower variable annuity fee revenue. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.

Modified Coinsurance Reinsurance Contracts

As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company had approximately $798 and $861, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

Derivative Balance Sheet Classification

For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section of Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

					Asset Derivatives		Liability Derivatives
	Net Derivatives				[1]		[1]
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	Company	Company	Company	Company	Company	Company	Company	Company
	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,	Dec 31,
Hedge Designation/ Derivative Type	2018	2017	2018	2017	2018	2017	2018	2017
Cash flow hedges
Interest rate swaps	$—	$1,486	$—	$—	$—	$1	$—	$(1)
Foreign currency swaps	—	182	—	(12)	—	5	—	(17)
Total cash flow hedges	—	1,668	—	(12)	—	6	—	(18)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,152	3,219	(101)	(356)	38	203	(139)	(559)
Foreign exchange contracts
Foreign currency swaps and forwards	225	342	(9)	(6)	7	—	(16)	(6)
Fixed payout annuity hedge	270	540	(82)	(170)	—	—	(82)	(170)
Credit contracts
Credit derivatives that purchase credit protection	45	80	(1)	(3)	—	—	(1)	(3)
Credit derivatives that assume credit risk [2]	372	380	3	3	3	3	—	—
Credit derivatives in offsetting positions	43	200	—	1	5	7	(5)	(6)
Variable annuity hedge program
GMWB product derivatives [3]	9,957	11,390	(80)	(75)	—	—	(80)	(75)
GMWB reinsurance contracts	2,115	2,372	40	35	40	35	—	—
GMWB hedging instruments	7,793	9,452	71	67	114	116	(43)	(49)
Macro hedge program	10,765	7,252	247	23	288	45	(41)	(22)
Other
Modified coinsurance reinsurance contracts	798	861	12	55	12	55	—	—
Total non-qualifying strategies	35,535	36,088	100	(426)	507	464	(407)	(890)
Total cash flow hedges and non-qualifying strategies	$35,535	$37,756	$100	$(438)	$507	$470	$(407)	$(908)
Balance Sheet Location
Fixed maturities, available-for-sale	$41	$39	$—	$—	$—	$—	$—	$—
Other investments	11,000	10,340	212	135	248	149	(36)	(14)
Other liabilities	11,623	12,754	(84)	(588)	207	231	(291)	(819)
Reinsurance recoverables	2,914	3,233	52	90	52	90	—	—
Other policyholder funds and benefits payable	9,957	11,390	(80)	(75)	—	—	(80)	(75)
Total derivatives	$35,535	$37,756	$100	$(438)	$507	$470	$(407)	$(908)

[1]        Certain prior year amounts have been restated to conform to the current year presentation for OTC-cleared derivatives.

[2]        The derivative instruments related to this strategy are held for other investment purposes.

[3]        These derivatives are embedded within liabilities and are not held for risk management purposes.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Offsetting of Derivative Assets/Liabilities

The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company’s Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
					Collateral Disallowed for
			Net Amounts Presented in the		Offset in the Statement of
			Statement of Financial Position		Financial Position
		Gross Amounts
	Gross Amounts	Offset in the		Accrued Interest
	of Recognized	Statement of	Derivative	and Cash Collateral
	Assets	Financial	Assets [2]	(Received) [3]	Financial Collateral
	(Liabilities) [1]	Position	(Liabilities) [3]	Pledged [4]	(Received) [5]	Net Amount
Successor Company
As of December 31, 2018
Other investments	$455	$352	$212	$(109)	$65	$38
Other liabilities	(327)	(147)	(84)	(96)	(178)	(2)
Predecessor Company
As of December 31, 2017
Other investments	$380	$338	$135	$(93)	$—	$42
Other liabilities	(833)	(154)	(588)	(91)	(674)	(5)

[1]        Certain prior year amounts have been restated to conform to the current year presentation for OTC-cleared derivatives.

[2]        Included in other invested assets in the Company’s Consolidated Balance Sheets.

[3]        Included in other liabilities in the Company’s Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[4]        Included in other investments in the Company’s Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[5]        Excludes collateral associated with exchange-traded derivative instruments.

Cash Flow Hedges

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI on Derivative (Effective Portion)
	Successor
	Company	Predecessor Company
	June 1, 2018 to
	December 31,	January 1, 2018
	2018	to May 31, 2018	2017	2016
Interest rate swaps	$—	$(17)	$(13)	$(16)
Foreign currency swaps	—	—	4	2
Total	$—	$(17)	$(9)	$(14)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		Successor
		Company	Predecessor Company
		June 1, 2018 to	January 1, 2018
		December 31, 2018	to May 31, 2018	2017	2016
Interest rate swaps	Net realized capital gains (losses)	$—	$—	$(1)	$1
Interest rate swaps	Net investment income	—	8	26	25
Foreign currency swaps	Net realized capital gains (losses)	—	(2)	11	(2)
Total		$—	$6	$36	$24

For all periods presented, the Successor and Predecessor Company had no ineffectiveness recognized in income within net realized capital gains (losses).

For all periods presented, the Successor and Predecessor Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

Non-qualifying Strategies

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies
Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor
	Company	Predecessor Company
			For the year	For the year
	June 1, 2018	January 1,	ended	ended
	to December	2018 to May	December	December 31,
	31, 2018	31, 2018	31, 2017	2016
Variable annuity hedge program
GMWB product derivatives	$(25)	$82	$231	$88
GMWB reinsurance contracts	1	(25)	(49)	(14)
GMWB hedging instruments	36	(45)	(134)	(112)
Macro hedge program	153	(36)	(260)	(163)
Total variable annuity hedge program	165	(24)	(212)	(201)
Foreign exchange contracts
Foreign currency swaps and forwards	2	(3)	(9)	32
Fixed payout annuity hedge	(15)	10	4	25
Total foreign exchange contracts	(13)	7	(5)	57
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	23	(40)	4	(18)
Credit contracts
Credit derivatives that purchase credit protection	—	1	(12)	(9)
Credit derivatives that assume credit risk	(1)	(3)	18	15
Equity contracts
Equity index swaps and options	—	—	3	30
Other
Modified coinsurance reinsurance contracts	13	32	(13)	(12)
Total other non-qualifying derivatives	35	(10)	—	6
Total [1]	$187	$(27)	$(217)	$(138)

[1]        Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company’s investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2018 (Successor Company)
				Underlying Referenced
				Credit Obligation(s) [1]
			Weighted
			Average		Average	Offsetting
Credit Derivative type by derivative risk	Notional	Fair	Years to		Credit	Notional	Offsetting
exposure	Amount [2]	Value	Maturity	Type	Rating	Amount [3]	Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$80	$1	4 years	Corporate Credit/ Foreign Gov.	A	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	202	1	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	80	2	5 years	Corporate Credit	B+		—
Investment grade risk exposure	12	(1)	5 years	CMBS Credit	A-	2	—
Below investment grade risk exposure	19	(5)	Less than 1 Year	CMBS Credit	B-	19	5
Total [5]	$393	$(2)				$21	$5

As of December 31, 2017 (Predecessor Company)
				Underlying Referenced
				Credit Obligation(s) [1]
			Weighted
			Average		Average	Offsetting
Credit Derivative type by derivative risk	Notional	Fair	Years to		Credit	Notional	Offsetting
exposure	Amount [2]	Value	Maturity	Type	Rating	Amount [3]	Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$120	$3	5 years	Corporate Credit/ Foreign Gov.	A-	$—	$—
Below investment grade risk exposure	43	—	Less than 1 Year	Corporate Credit	B	43	—
Basket credit default swaps [4]
Investment grade risk exposure	250	—	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	22	2	3 years	Corporate Credit	B+	22	—
Investment grade risk exposure	15	(1)	4 years	CMBS Credit	A	5	—
Below investment grade risk exposure	30	(5)	Less than 1 Year	CMBS Credit	CCC	30	5
Total [5]	$480	$(1)				$100	$5

[1]        The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s , S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]        Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]        The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]        Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]        Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivative Collateral Arrangements

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company pledged cash collateral associated with derivative instruments with a fair value of $2 and $6, respectively, for which the collateral receivable has been recorded in other assets or other liabilities on the Company’s Consolidated Balance Sheets, as determined by the Company Company’s election to offset on the balance sheet. The Company also pledged securities collateral associated with derivative instruments with a fair value of $191 and $729, respectively, as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company) which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company has pledged initial margin of cash and securities to clearinghouses and exchanges related to OTC-cleared and exchange traded derivatives of $85 and $136, respectively.

As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $402 and $310, respectively, which was invested and recorded in the Company’s Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company’s election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2018 (Successor Company) with a fair value of $76, all of which the Company has the ability to sell or repledge. As of December 31, 2018 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets. As of December 31, 2017 (Predecessor Company), the Company did not hold any securities collateral.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.

Reinsurance Recoverables

Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables
	Successor	Predecessor
	Company	Company
	As of December	As of December
	31, 2018	31, 2017
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,354	$19,448
Commonwealth	8,969	—
Other reinsurers	1,241	1,337
Gross reinsurance recoverables	$29,564	$20,785

As of December 31, 2018, the Company (Successor Company) had reinsurance recoverables from Commonwealth, MassMutual and Prudential of approximately $9.0 billion, $8.1 billion and $11.3 billion, respectively. As of December 31, 2017, the Company (Predecessor Company) had reinsurance recoverables from MassMutual and Prudential of $8.3 billion and $11.1 billion, respectively. The Company’s obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.

No allowance for uncollectible reinsurance is required as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. Although management has determined that no allowance is required at this time, the Company closely monitors the financial condition, ratings and current market information of all of its counterparty reinsurers.

Insurance Revenues

	Successor
	Company	Predecessor Company
	June 1, 2018 to		For the Years Ended December 31,
	December 31,	January 1, 2018
	2018	to May 31, 2018	2017	2016
Gross earned premiums, fee income and other	$1,439	$1,059	$2,434	$2,659
Reinsurance assumed	66	48	116	129
Reinsurance ceded	(972)	(684)	(1,539)	(1,616)
Net earned premiums, fee income and other	$533	$423	$1,011	$1,172

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $1,150 and $1,131 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]

	Successor
	Company	Predecessor Company
	June 1, 2018	January 1,	For the years ended
	to December	2018 to May	December 31,
	31, 2018	31, 2018	2017	2016
Balance, beginning of period	$—	$405	$463	$542
Deferred costs	—	1	2	7
Amortization — DAC	—	(13)	(51)	(40)
Amortization — Unlock benefit (charge), pre-tax	—	(3)	3	(74)
Adjustments to unrealized gains and losses on securities AFS and other	—	31	(12)	28
Balance, end of period	$—	$421	$405	$463

[1]        Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]

	Successor
	Company	Predecessor Company
	June 1, 2018	January 1,	For the years ended
	to December	2018 to May	December 31,
	31, 2018	31, 2018	2017	2016
Balance, beginning of period	$805	$—	$—	$—
Amortization	(80)	—	—	—
Amortization — Unlock charge, pre-tax	(19)	—	—	—
Adjustments to unrealized gains and losses on securities AFS and other	10	—	—	—
Balance, end of period	$716	$—	$—	$—

[1]        Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2019	$23
2020	$35
2021	$47
2022	$43
2023	$41

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
			Traditional
	GMDB/GMWB	Life Secondary	Annuity and Other
	[1]	Guarantees	Contracts [2]	Total
Liability balance as of June 1, 2018 [4]	$471	$3,057	$14,529	$18,057
Incurred [3]	48	250	566	864
Paid	(57)	(31)	(510)	(598)
Liability balance as of December 31, 2018	$462	$3,276	$14,585	$18,323
Reinsurance recoverable asset, as of June 1, 2018 [4]	$294	$3,057	$1,964	$5,315
Incurred [3]	36	250	3,192	3,478
Paid	(46)	(31)	(184)	(261)
Reinsurance recoverable asset, as of December 31, 2018	$284	$3,276	$4,972	$8,532

Predecessor Company
	Universal Life-Type Contracts
		Universal	Traditional
	GMDB/GMWB	Life Secondary	Annuity and Other	Total Future
	[1]	Guarantees	Contracts [2]	Policy Benefits
Liability balance as of January 1, 2018	$873	$2,940	$10,669	$14,482
Incurred [3]	56	117	229	402
Paid	(45)	—	(326)	(371)
Change in unrealized investment gains and losses	—	—	(205)	(205)
Liability balance as of May 31, 2018	$884	$3,057	$10,367	$14,308
Reinsurance recoverable asset, as of January 1, 2018	$464	$2,940	$1,742	$5,146
Incurred [3]	36	117	(25)	128
Paid	(37)	—	(24)	(61)
Reinsurance recoverable asset, as of May 31, 2018	$463	$3,057	$1,693	$5,213

Predecessor Company
	Universal Life-Type Contracts
			Traditional
	GMDB/GMWB	Life Secondary	Annuity and Other	Total Future
	[1]	Guarantees	Contracts [2]	Policy Benefits
Liability balance as of January 1, 2017	$786	$2,627	$10,587	$14,000
Incurred [3]	185	313	777	1,275
Paid	(98)	—	(787)	(885)
Change in unrealized investment gains and losses	—	—	92	92
Liability balance as of December 31, 2017	$873	$2,940	$10,669	$14,482
Reinsurance recoverable asset, as of January 1, 2017	$432	$2,627	$1,697	$4,756
Incurred [3]	113	313	108	534
Paid	(81)	—	(63)	(144)
Reinsurance recoverable asset, as of December 31, 2017	$464	$2,940	$1,742	$5,146

[1]        These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]        Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]        Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

[4]        For additional information regarding the June 1, 2018 valuations, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2018 (Successor Company)

			Retained Net
	Account	Net amount	Amount	Weighted Average
	Value	at Risk	at Risk	Attained Age of
	(“AV”) [9]	(“NAR”) [10]	(“RNAR”) [10]	Annuitant
MAV [1]
MAV only	$11,460	$2,543	$516	72
With 5% rollup [2]	942	177	68	72
With Earnings Protection Benefit Rider (“EPB”) [3]	2,899	452	76	72
With 5% rollup & EPB	400	92	20	74
Total MAV	15,701	3,264	680
Asset Protection Benefit (“APB”) [4]	7,958	676	447	70
Lifetime Income Benefit (“LIB”) – Death Benefit [5]	362	8	8	72
Reset [6] (5-7 years)	2,105	10	9	71
Return of Premium (“ROP”) [7] /Other	5,654	76	73	72
Variable Annuity without GMDB [8]	1,846	—	—	68
Subtotal Variable Annuity [11]	$33,626	$4,034	$1,217	71
Less: General Account Value	3,387
Subtotal Variable Annuity Separate Account Liabilities	30,239
Separate Account Liabilities - Other	68,575
Total Separate Account Liabilities	$98,814

[1]           MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]           Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]           EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]           APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]           LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]           Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]           ROP GMDB is the greater of current AV and net premiums paid.

[8]           Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

[9]           AV includes the contract holder’s investment in the separate account and the general account.

[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 74 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments

	Successor Company	Predecessor Company
Asset type	December 31, 2018	December 31, 2017
Equity securities (including mutual funds)	$28,953	$34,496
Cash and cash equivalents [1]	1,286	2,712
Total [2]	$30,239	$37,208

[1]        The Company has historically presented Cash and cash equivalents using a returns-based regression analysis. For the year ended December 31, 2018, the Cash and cash equivalents represent an allocation of the portfolio holdings.

[2]        Includes $1.8 billion and $1.9 billion of account value as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) for contracts without a GMDB due to certain elections made by policyholders or their beneficiaries.

As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), approximately 20% and 15% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 80% and 85% were funds invested in equity securities.

For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Other Intangible Assets

Other Intangible Assets
As of December 31, 2018 (Successor Company)

				Weighted
	Gross Carrying	Accumulated	Net Carrying	Average
	Amount	Amortization	Amount	Expected Life
Amortized Intangible Assets [1]	$29	$4	$25	5
Total Indefinite Lived Intangible Assets [2]	26	—	26	—
Total Other Intangible Assets	$55	$4	$51	5

[1]  Consist of internally developed software

[2]  Consist of state insurance licenses.

Expected Pre-tax Amortization Expense
Successor Company

Expected Future
Years	Amortization
2019	$6
2020	$6
2021	$6
2022	$6
2023	$1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Debt

Collateralized Advances

The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department (“CTDOI”) will permit the Company to pledge up to approximately $1.2 billion in qualifying assets to secure FHLBB advances for 2019. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2018, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes

The provision (benefit) for income taxes consists of the following:

	Successor
	Company	Predecessor Company
	June 1, 2018 to	January 1, 2018	For the years ended December 31,
	December 31, 2018	to May 31, 2018	2017	2016
Income Tax Expense (Benefit)
Current - U.S. Federal	$(15)	$1	$4	$2
Deferred - U.S. Federal	74	6	418	72
Total income tax expense	$59	$7	$422	$74

Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	Successor	Predecessor
	Company	Company
	As of December	As of December
Deferred Tax Assets	31, 2018	31, 2017
Tax basis deferred policy acquisition costs	$40	$60
Unearned premium reserve and other underwriting related reserves	4	4
Financial statement DAC, VOBA and reserves	538	39
Investment-related items	—	155
Insurance product derivatives	—	12
Net operating loss carryover	206	681
Employee benefits	4	—
Foreign tax credit carryover	6	23
Net unrealized loss on investments	48	—
Deferred reinsurance gain	224	—
Other	12	29
Total Deferred Tax Assets	1,082	1,003
Deferred Tax Liabilities
Investment related items	(113)	—
Net unrealized gains on investments	—	(398)
Employee benefits	—	(49)
Total Deferred Tax Liabilities	(113)	(447)
Net Deferred Tax Assets	$969	$556

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes (continued)

Due to the Talcott Resolution Sale Transaction, the Company will be part of The Hartford’s consolidated tax return for the period January 1, 2018 through May 31, 2018. The Company’s tax liability for this period is an allocable portion of The Hartford’s consolidated liability, and is computed in accordance with a written agreement with The Hartford. For the of period June 1, 2018 through December 31, 2018 the Company will file a separate consolidated return and stand alone federal income tax returns for the members noted below:

The federal audits have been completed through 2013 and the Company is not currently under examination for any open years. Management believes that adequate provision has been made in the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For the periods ending December 31, 2018 (Successor Company), and December 31, 2017 and May 31, 2018 (Predecessor Company), the Company had no reserves for uncertain tax positions. At December 31, 2018, there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.

The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated financial statements. The Company recognized no interest expense for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the year ended December 31, 2017 (Predecessor Company). The Company had no interest payable as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:

Net Operating Loss Carryover

As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $982 and $3,243, respectively. The December 31, 2018 total includes $596 of U.S. losses generated prior to 2017 that are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2027 to 2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The December 31, 2018 total also includes $386 of U.S. losses generated in the Successor Company’s taxable year beginning June 1, 2018; primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES

TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes (continued)

Given the continued run off of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company’s estimate of the likely realization may change over time. In connection with the Talcott Resolution Sale Transaction, the Company has forgone approximately $555 of deferred tax assets associated with net operating loss carryovers that were retained by The Hartford.

Foreign Tax Credit Carryover

As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $6 and $23, respectively. In connection with the Talcott Resolution Sale Transaction, the Company has forgone approximately $23 of deferred tax assets associated with foreign tax credit carryovers that were retained by The Hartford.

Alternative Minimum Tax Credit

As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the Company had an alternative minimum tax credit (“AMT”) carryover, net of a sequestration fee payable, of $0 and $235, respectively, which is reflected as a current income tax receivable within Other assets in the accompanying Consolidated Balance Sheets. In connection with the Talcott Resolution Sale Transaction, The Hartford retained all AMT credits.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor
	Company	Predecessor Company
	June 1, 2018 to	January 1, 2018	For the years ended December 31,
	December 31, 2018	to May 31, 2018	2017	2016
Tax provision at U.S. Federal statutory rate	$98	$21	$132	$125
Dividends received deduction	(37)	(12)	(102)	(76)
Foreign related investments	(4)	(3)	(7)	(7)
Valuation allowance	—	—	—	31
Tax reform	—	(2)	396	—
Other	2	3	3	1
Provision for income taxes	$59	$7	$422	$74

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.

Litigation

The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments

The rent paid to Hartford Fire Insurance Company (“Hartford Fire”) for operating leases was $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $2 and $2 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

Operating Leases
2019	$2
2020	2
2021	1
2022	1
2023	1
Thereafter	—
Total minimum lease payments	$7

Unfunded Commitments

As of December 31, 2018 (Successor Company), the Company has outstanding commitments totaling $577, of which $478 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $42 of the outstanding commitments relate to various funding obligations associated with private debt and equity securities. The remaining outstanding commitments of $57 relate to mortgage loans. Of the $577 in total outstanding commitments, $18 are related to mortgage loan commitments which the Company can cancel unconditionally.

Guaranty Fund and Other Insurance-related Assessments

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the liability balance was $8. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) amounts related to premium tax offsets of $4 and $11, respectively, were included in other assets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies (continued)

Derivative Commitments

Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital (“RBC”) tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain thresholds, the counterparties to the derivative agreements could terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2018 (Successor Company) is $181. Of this $181 the legal entities have posted collateral of $190, which is inclusive of initial margin requirements, in the normal course of business. In addition, the Company has posted collateral of $29 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Transactions with Affiliates

Parent Company Transactions (Successor Company)

At December 31, 2018, the Company had no direct employees. The Company’s operations are managed by employees of its parent, TLI, and the costs of these services are allocated to the Company through an intercompany services and cost allocation agreement.

Parent Company Transactions (Predecessor Company)

Transactions of the Company with Hartford Fire, HHI and its affiliates related principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company had issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self-insured entities. In many cases, the structured settlement contracts were to fund claim settlements of the Company’s affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. Reserves for annuities issued by the Company to The Hartford’s property and casualty subsidiaries to fund structured settlement payments where the claimant have not released The Hartford’s property and casualty subsidiaries of their primary obligation totaled $682 as of December 31, 2017 (Predecessor Company).

Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.

The Hartford Life Insurance Company (Predecessor Company) issued a guarantee to retirees and vested terminated employees of The Hartford Retirement Plan for U.S. Employees (the “Plan”) who retired or terminated prior to January 1, 2004 (the “Retirees”). The Plan was sponsored by The Hartford. The guarantee was a commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary was entitled to receive under the Plan in the event the Plan assets were insufficient to fund those benefits and The Hartford was unable to provide sufficient assets to fund those benefits. In June 2017, The Hartford purchased a group annuity contract with The Prudential Insurance Company of America and settled a portion of The Hartford’s benefit obligation, which included, among others, the Retirees. With the purchase of this group annuity contract, The Hartford transferred its responsibility for the Retirees’ pension benefits to The Prudential Insurance Company of America, thereby causing the Plan to have no further liability with respect to any and all of the benefits of the Retirees. Accordingly, the discharge of the underlying pension obligation extinguished the Company’s guarantee.

In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company’s products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2017, no recoverables were recorded for this guarantee, as the Company was able to meet these policyholder obligations.

Reinsurance Ceded to Affiliates (Predecessor Company)

The Company maintains a reinsurance agreement with Hartford Life and Accident Insurance Company (“HLA”) whereby the Company cedes both group life and group and individual accident and health risk. Under this agreement, the Company ceded group life premium of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $27 and $40 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively. The Company ceded accident and health premiums to HLA of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $70 and $86 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively.

Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as “statutory capital”.

Statutory net income and statutory capital are as follows:

	Successor
	Company	Predecessor Company
	June 1, 2018 to
	December 31,	January 1, 2018	For the years ended December 31,
	2018	to May 31, 2018	2017	2016
Combined statutory net income (loss)	$(126)	$181	$369	$349

		Predecessor
	Successor Company	Company
	As of December 31,	As of December 31,
	2018	2017
Statutory capital [1]	$3,713	$3,552

[1]        The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice is approximately $135 and $174 as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively.

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.

Regulatory Capital Requirements

The Company’s U.S. insurance companies’ states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company’s capital is determined by the ratio of a company’s TAC to its Company Action Level, known as the “RBC ratio”. The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

Dividends

Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates are required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Statutory Results (continued)

Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formally known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
		Net Gain on	Foreign
	Net Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
		Net Gain on	Foreign
	Net Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758

[1]        Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017 (Predecessor Company)
	Changes in
		Net Gain on	Foreign
	Net Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Changes in AOCI, Net of Tax for the Year Ended December 31, 2016 (Predecessor Company)
	Changes in
		Net Gain on	Foreign
	Net Unrealized	Cash Flow	Currency
	Gain on	Hedging	Translation	AOCI,
	Securities	Instruments	Adjustments	net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassification from AOCI
	Successor
	Company	Predecessor Company
			For the Year	For the Year
	June 1, 2018	January 1,	Ended	Ended
	to December	2018 to May	December	December	Affected Line Item in the
	31, 2018	31, 2018	31, 2017	31, 2016	Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$(32)	$(2)	$153	$89	Net realized capital gains (losses)
	(32)	(2)	153	89	Income before income taxes
	(7)	—	54	31	Income tax expense
	$(25)	$(2)	$99	$58	Net income (loss)
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$(1)	$1	Net realized capital gains (losses)
Interest rate swaps	—	8	26	25	Net investment income
Foreign currency swaps	—	(2)	11	(2)	Net realized capital gains (losses)
	—	6	36	24	Income before income taxes
	—	1	13	8	Income tax expense
	$—	$5	$23	$16	Net income (loss)
Total amounts reclassified from AOCI	$(25)	$3	$122	$74	Net income (loss)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15. Quarterly Results (Unaudited)

Successor Company
	Three Months Ended
	June 30,	September 30,	December 31,
	2018 [1]	2018	2018
Total revenues	$156	$317	$749
Total benefits, losses and expenses	$85	$263	$406
Net income	$57	$67	$285

[1]        Represents the period of June 1, 2018 to June 30, 2018 (Successor Company) as a result of the sale of the Company on May 31, 2018.

Predecessor Company
	Three months ended
	March 31,		June 30,		September 30,	December 31,
	2018	2017	2018 [2]	2017	2017	2017
Total revenues	$591	$527	$245	$595	$533	$577
Total benefits, losses and expenses	$447	$441	$288	$450	$462	$503
Net income (loss)	$125	$75	$(31)	$112	$83	$(316)

[2]        Represents the period of April 1 2018 to May 31, 2018 (Predecessor Company) as a result of the sale of the Company on May 31, 2018.

PART C

OTHER INFORMATION

ITEM 24.                   FINANCIAL STATEMENTS AND EXHIBITS

(a)	All financial statements are included in Part A and B of the Registration Statement.
(b)	(1)	Resolution of the board of directors authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Principal Underwriter Agreement.(2)
	(3)	(b) Form of Sales Agreement.(2)
	(4)	Form of Group Variable Annuity Contract.(1)
	(5)	Form of the Application.(1)
	(6)	(a) Articles of Incorporation of Talcott Resolution.(3)
(b) Amended and Restated Bylaws of Talcott Resolution.(3)
	(7)	Reinsurance Agreement.(2)
	(8)	Fund Participation Agreements
(a) Fidelity Distributors Corporation (4)
(b) Hartford Securities Distribution Company, Inc. (4)
(i) Amendment Nos. 1 and 2. (6)
(c) American Century Investment Services, Inc.(5)
(d) Calvert Asset Management Company, Inc.(5)
(e) HIMCO Distribution Services Company(5)
	(9)	Opinion and Consent of Lisa Proch, Senior Vice President, General Counsel & Chief Compliance Officer.
	(10)	Consents of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	Not applicable.
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)                   Incorporated by reference to Post-Effective Amendment No. 24, to the Registration Statement File No. 033-59541, filed on April 22, 2011.

(2)                   Incorporated by reference to Post-Effective Amendment No. 28, to the Registration Statement File No. 033-59541, filed on April 22, 2013.

(3)                   Incorporated by reference to Post-Effective Amendment No. 64, to the Registration Statement File No. 333-72042, filed on April 30, 2019.

(4)                   Incorporated by reference to Post-Effective Amendment No. 25, to the Registration Statement File No. 033-59541, filed on April 23, 2012.

(5)                   Incorporated by reference to Post-Effective Amendment No. 31, to the Registration Statement File No. 033-59541, filed on April 28, 2015.

(6)                   Incorporated by reference to Post-Effective Amendment No. 54, to the Registration Statement File No. 333-72042, filed on September 22, 2015.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION WITH TalcotT Resolution
Christopher B. Abreu	Vice President and Chief Actuary
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone* (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell* (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (3)	Vice President
Gilles M. Dellaert* (4)	Director
George Eknaian	Senior Vice President and Chief Risk Officer
Oliver M. Goldstein* (5)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Brion S. Johnson* (6)	Director
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Craig D. Morrow	Vice President
Emily R. Pollack* (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff* (7)	Director
Peter F. Sannizzaro*	President, Chief Operating Officer and Director
David I. Schamis* (8)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Leslie T. Soler	Assistant Vice President and Corporate Secretary
Samir Srivastava	Vice President and Chief Information Officer
Robert W. Stein* (9)	Director
Heath L. Watkin* (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)	Address: 469 Edinboro Rd., Staten Island, NY 10306
(2)	Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022
(3)	Address: 500 Bielenberg Drive, Woodbury, MN 55125
(4)	Address: Global Atlantic Financial Group, 4 World Trade Center, 150 Greenwich St., 51st Floor, New York, NY 10007
(5)	Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165
(6)	Address: The Hartford, 690 Asylum Ave., Hartford, CT 06155
(7)	Address: Safra, 546 5th Ave., 3rd Floor, New York., NY 10036
(8)	Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152
(9)	Address: 39 West 94th St., New York, NY 10025
(10)	Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153

*   Denotes Board of Directors.

ITEM 26.                   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective No. 64 to the Registration Statement No. 333-72042, filed on April 30, 2019.

ITEM 27.                   NUMBER OF CONTRACT OWNERS

As of January 31, 2019, there were 59,396 Contract Owners.

ITEM 28.                   INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.                   PRINCIPAL UNDERWRITERS

(a)                   MMLD acts as principal underwriter for the following investment companies:

Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)

Talcott Resolution Life Insurance Company - Separate Account Two

Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)

Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)

Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)

Talcott Resolution Life Insurance Company - Separate Account Eleven

Talcott Resolution Life Insurance Company - Separate Account Twelve

(b) Officers and Member Representatives of MML Distributors, LLC

	POSITIONS AND OFFICES	PRINCIPAL BUSINESS
NAME	WITH UNDERWRITER	ADDRESS
Stephen Alibozek	Entity Contracting Officer	*
Derek Darley	Assistant Treasurer	*
Edward K. Duch III	Assistant Secretary	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Brian Haendiges	Vice President	**
Nathan L. Hall	Chief Financial Officer Treasurer	**
Teresa Hassara	Vice President	**
Aruna Hobbs	Vice President	**
H. Bradford Hoffman	Chief Risk Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager	*
Alyssa O’Connor	Assistant Secretary	*
Todd Picken	Assistant Treasurer	*
Kelly Pirotta	AML Compliance Officer	*
Robert S. Rosenthal	Chief Legal Officer Vice President Secretary	*
Susan Scanlon	Chief Compliance Officer	*
Barbara Upton	Continuing Education Officer	**
Donna Watson	Assistant Treasurer	**
Eric Wietsma	Chief Executive Officer President	**
Tina Wilson	Vice President	**

*                 Address: 1295 State Street, Springfield, MA 01111-0001

**          Address: 100 Bright Meadow Blvd., Enfield, CT 06082

ITEM 30.                   LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Massachusetts Mutual Life Insurance Company (“MassMutual”), as administrator at 1295 State Street, Springfield, MA 01111.

ITEM 31.                   MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this registration statement.

ITEM 32.                   UNDERTAKINGS

(a)         The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

(b)         The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)          The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)         MassMutual, in its capacity as Administrator to Talcott Resolution hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Enfield, and State of Connecticut on this 30th day of April, 2019.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO -

(Registrant)

By:	Peter F. Sannizzaro	*By:	/s/ Sadie R. Gordon
	Peter F. Sannizzaro		Sadie R. Gordon
	President and Chief Operating Officer		Attorney-in-Fact

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

(Depositor)

By:	Peter F. Sannizzaro
Peter F. Sannizzaro
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Peter F. Sannizzaro, President, Chief Operating Officer and Director*
Robert R. Siracusa, Chief Financial Officer
Richard J. Carbone, Director*
Henry Cornell, Director*
Gilles M. Dellaert, Director*
Oliver M. Goldstein, Director*	/s/ Peter F. Sannizzaro
Brion S. Johnson, Director*	Peter F. Sannizzaro
Emily R. Pollack, Director*	/s/ Robert R. Siracusa
Michael S. Rubinoff, Director*	Robert R. Siracusa
David I. Schamis, Director*	* By:	/s/ Sadie R. Gordon
Robert W. Stein, Director*		Sadie R. Gordon, Attorney-in-Fact
Heath L. Watkin, Director*	Date:	April 30, 2019

033-59541

EXHIBIT INDEX

(9)	Opinion and Consent of Lisa Proch, Senior Vice President, General Counsel & Chief Compliance Officer.
(10)	Consents of Deloitte and Touche LLP, Independent Registered Public Accounting Firm.
(99)	Copy of Power of Attorney.